SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-11419
                                                               File No. 811-4997

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

        Pre-Effective Amendment No. ___                                      [ ]

        Post-Effective Amendment No. 34                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

        Amendment No. 34

                        (Check appropriate box or boxes)

                          DELAWARE GROUP EQUITY FUNDS V
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         2005 Market Street, Philadelphia, Pennsylvania      19103
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

    Richelle S. Maestro, Esquire, 2005 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                              March 30, 2005
                                                                  --------------

It is proposed that this filing will become effective:

        [ ] Immediately upon filing pursuant to paragraph (b)

        [X] On March 30, 2005 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] On (date) pursuant to paragraph (a)(1)

        [ ] 75 days after filing pursuant to paragraph (a)(2)

        [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

     This Post-Effective Amendment No. 33 to Registration File No. 33-11419 includes the following:

        1. Facing Page

        2. Contents Page

        3. Part A - Prospectuses

        4. Part B - Statement of Additional Information

        5. Part C - Other Information

        6. Signatures

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)



PROSPECTUS MARCH 30, 2005


--------------------------------------------------------------------------------

     DELAWARE DIVIDEND INCOME FUND
     CLASS A o CLASS B o CLASS C o CLASS R




                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
              APPROVED FOR DISAPPROVED THESE SECURITIES OR PASSED
                 UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents
.....................................................................
Fund profile                                              page  2
Delaware Dividend Income Fund                                   2
.....................................................................
How we manage the Fund                                    page  5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
Disclosure of portfolio holdings                                8
.....................................................................
Who manages the Fund                                      page  9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                      9
.....................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a class share                                      11
   Dealer compensation                                         13
How to buy shares                                              15
Fair valuation                                                 16
How to redeem shares                                           17
Account minimum                                                18
Exchanges                                                      19
Frequent trading of Fund shares                                20
Dividends, distributions and taxes                             22
Certain management considerations                              23
.....................................................................
Financial highlights                                      page 24
.....................................................................
Glossary                                                  page 26

Profile: Delaware Dividend Income Fund
--------------------------------------------------------------------------------

What are the Fund's goals?

Delaware Dividend Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

Who should invest in the Fund

    o   Investors with long-term financial goals.

    o   Investors looking for growth potential combined with regular income.

    o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund

    o   Investors with short-term financial goals.

    o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

    o   Investors seeking an investment primarily in fixed-income securities.

What are the Fund's main investment strategies? We invest primarily in income generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities including high-yield, high-risk corporate bonds, investment-grade fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

Delaware Dividend Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Dividend Income Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past eight calendar years, as well as the average annual returns for all shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps and would be lower without the expense caps.

    [GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)


  1997       1998       1999       2000       2001       2002       2003       2004
-------    -------    -------    -------    -------    -------    -------    -------
 34.28%      2.13%      4.73%      8.50%      2.02%      0.37%     24.36%    10.43%

During the periods illustrated in this bar chart, Class A's highest quarterly return was -9.48% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.


Average annual returns for periods ending 12/31/04
--------------------------------------------------

                                                                                1 YEAR      5 YEARS     LIFETIME**
                                                                                ------      -------     ----------
Class A return before taxes                                                       4.07%        7.54%         10.05%
Class A return after taxes on distributions                                       2.90%        5.88%          7.49%
Class A return after taxes on distributions and sale of Fund shares               2.81%        5.46%          7.12%
Class B return before taxes*                                                      5.59%         N/A          10.93%
Class C return before taxes*                                                      8.59%         N/A          13.45%
Class R return before taxes                                                      10.04%         N/A          13.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                10.87%        4.13%          7.98%



The Fund's returns are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 9.59% and 13.45% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 9.59% and 13.45% for the one-year and lifetime period, respectively.

** Life time returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A was December 2, 1996 and Class B, Class C and Class R shares of the Fund was October 1, 2003. S&P 500 Index returns are for the Fund's Class A lifetime. Index return for Class B, Class C and Class R lifetime was 15.00%. S&P 500 Index reports returns on a monthly basis as of the last day of the month. Index return for Class A lifetime reflects the return from December 31, 1996 through December 31, 2004.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                                A         B         C         R
-------------------------------------------------  -----     -----     -----     -----
Maximum sales charge (load) imposed on
purchases as a percentage of offering price         5.75%     none      none      none

Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                none(1)   4.00%(2)  1.00%(3)  none

Maximum sales charge (load) imposed on
reinvested dividends                                none      none      none      none
Redemption fees                                     none      none      none      none
Exchange fees(4)                                    none      none      none      none



ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.
--------------------------------------------------------------------------------
Management fees                            0.65%     0.65%     0.65%     0.65%
Distribution and service (12b-1) fees(5)   0.30%     1.00%     1.00%     0.60%
Other expenses                             0.37%     0.37%     0.37%     0.37%
Total operating expenses                   1.32%     2.02%     2.02%     1.62%
Fee waivers and payments(5),(6)           (0.32%)   (0.27%)   (0.27%)   (0.27%)
Net expenses                               1.00%     1.75%     1.75%     1.35%


THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(8)        A         B            B           C           C           R
---------    -------   -------      -------     -------     -------     -------
                                 (if redeemed)            (if redeemed)


1 year       $   671   $   178      $   578     $   178     $   278     $   138
3 years      $   940   $   607      $   882     $   607     $   607     $   485
5 years      $ 1,228   $ 1,063      $ 1,288     $ 1,063     $ 1,063     $   856
10 years     $ 2,047   $ 2,146      $ 2,146     $ 2,326     $ 2,326     $ 1,899


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fees through March 31, 2006 to no more than 0.25% of average daily net assets.

(6) The investment manager has contracted to waive fees and pay expenses through March 31, 2006 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.


(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund
--------------------------------------------------------------------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goals.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend-paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high-risk securities, investment-grade fixed-income securities, U.S. government securities and foreign equity and fixed-income securities.

Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high-risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

--------------------------------------------------------------------------------

The securities we typically invest in


Generally, the Fund invests between 50% and 100% of its assets in income generating equity securities. Equity securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.


                            SECURITIES                                                       HOW WE USE THEM
-------------------------------------------------------------------  --------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership in a    The Fund may invest without limit in common stocks, one
corporation. Stockholders participate in the corporation's           category of income generating equity securities.
profits and losses, proportionate to the number of shares they own.

CONVERTIBLE SECURITIES:  Usually preferred stocks or corporate       The Fund may invest without limit in convertible securities,
bonds that can be exchanged for a set number of shares of common     another category of income generating equity securities. These
stock at a predetermined price.  These securities offer higher       securities may be of any credit quality including those rated
appreciation potential than nonconvertible bonds and greater         below investment grade by a nationally recognized statistical
income potential than nonconvertible preferred stocks.               ratings organization (NRSRO) or those that are unrated but deemed equivalent to non-investment grade.

REAL ESTATE INVESTMENT TRUSTS (REITS):  A company, usually traded    The Fund may invest without limit in REITs, another category
publicly, that manages a portfolio of real estate to earn profits    of income generating equity securities.
for shareholders.  REITs are generally classified as equity
REITs, mortgage REITs or a combination of equity and mortgage
REITs.  Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  By investing in REITs
indirectly through a fund, a shareholder bears a proportionate share of the expenses of the fund and indirectly shares similar expenses of the REITs.

HIGH-YIELD CORPORATE BONDS:  Securities that are rated lower than    The Fund may invest up to 45% of net assets in high-yield
investment grade by an NRSRO or, if unrated, that we believe are     corporate bonds, typically those rated BBB or lower by an
of comparable quality.  These securities are considered to be of     NRSRO.
poor standing and predominately speculative.

FOREIGN SECURITIES:  Securities of issuers organized, having a       The Fund may invest up to 20% of net assets in foreign equity
majority of their assets, or deriving a majority of their            and debt securities.
operating income, in foreign countries.

INVESTMENT COMPANY SECURITIES: In some cases, the Fund will          The Fund may invest up to 10% of total assets in investment
purchase shares of investment companies to gain exposure to          company securities if they are believed to offer good
certain market sectors or indexes.  Such investment companies may    investment opportunities. Such investment companies may be
include exchange-traded funds ("ETFs").  We generally intend to      open-end or closed-end, registered or unregistered investment
invest in ETFs that seek to track the performance of specific        companies. These investments involve an indirect payment of a
industry sectors or broad market indexes by investing primarily      portion of the expenses of the other investment companies,
in securities that comprise the index or sector.                     including their advisory fees.


                            SECURITIES                                                     HOW WE USE THEM
----------------------------------------------------------------  ------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer of            Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in      short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a       enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,         collateral of at least 102% of the repurchase price. The
plus an amount equal to an agreed upon interest rate.             Fund will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to           collateral is comprised of U.S. government securities.
cash.

RESTRICTED SECURITIES: Privately placed securities whose          The Fund may invest in privately placed securities including
resale is restricted under securities law.                        those that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are
                                                                  commonly known as Rule 144A Securities.

ILLIQUID SECURITIES: Securities that do not have a ready          The Fund may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at            securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.


The Fund also may invest in other securities including warrants, rights, preferred stocks, investment-grade fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities


The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.


Purchasing securities on a when-issued or delayed delivery basis

The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.

--------------------------------------------------------------------------------

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

                              RISKS                                                   HOW WE STRIVE TO MANAGE THEM
-----------------------------------------------------------------    --------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the securities     We invest in several different asset classes including both
in a certain market -- like the stock or bond market -- will         equity and fixed income, which tend to increase and decrease
decline in value because of factors such as economic conditions,     in value in different economic and investment conditions. We
future expectations or investor confidence.                          also maintain a long-term investment approach and focus on securities that we believe can perform well over an extended period of time regardless of interim market fluctuations.

INDUSTRY AND SECURITY RISK is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an individual    industry and in any individual security or issuer. We also
stock or bond will decline because of changing expectations for      follow a rigorous selection process when choosing securities
the performance of that industry or for the individual company       for the portfolio.
issuing the stock or bond.

INTEREST RATE RISK is the risk that securities will decrease in      We do not try to increase return by predicting and
value if interest rates rise. The risk is greater for bonds with     aggressively capitalizing on interest rate moves. We monitor
longer maturities than for those with shorter maturities.            economic conditions and make adjustments as necessary to guard against undue risk from interest rate changes.

CREDIT RISK is the possibility that a bond's issuer (or an entity    We carefully evaluate the financial situation of each entity
that insures the bond) will be unable to make timely payments of     whose bonds are held in the portfolio. We also tend to hold a
interest and principal.                                              relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its
                                                                     interest or repay principal. This is a substantial risk of the
                                                                     Fund because it may invest up to 45% of net assets in fixed income securities rated below investment grade.

REAL ESTATE RISK is the risk that real estate investment trusts      We may invest a substantial portion of the portfolio in real
held in the portfolio will be affected by a decline in the value     estate investment trusts, which generally offer high income
of real estate, unfavorable national or regional economic            potential. We carefully select REITs based on the quality of
conditions, lack of mortgage availability, overbuilding,             their management and their ability to generate substantial
declining rents and changes in interest rates.                       cashflow, which we believe can help to shield them from some of the risks involved with real estate investing.

FOREIGN RISK is the risk that foreign securities may be adversely    We typically invest no more than 20% of the Fund's portfolio
affected by political instability, changes in currency exchange      in foreign corporations often through American Depositary
rates, foreign economic conditions or inadequate regulatory and      Receipts (ADRs). ADRs are generally denominated in U.S.
accounting standards.                                                dollars and trade on a U.S. exchange. To the extent we invest in foreign securities, we invest primarily in issuers of
                                                                     developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. The Fund may use hedging techniques to help offset potential foreign currency losses.

LIQUIDITY RISK is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Fund values them.


Disclosure of portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund
--------------------------------------------------------------------------------

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid 0.38% as a percentage of average daily net assets for the last fiscal year, net of fee waivers.

Portfolio managers


Damon J. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been managing the Fund since its inception and Messrs. Nutt, Irving, Lombardi and Vogel assumed responsibility in March 2005.


Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund, for which Mr. Rabe assumed the responsibility in July 2002.


Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment Managers in 1994 and later served as leader of the U.S. Active Large Cap Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. He joined Merrill Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004, Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for The United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the Capital Management Group, and became a Portfolio Manager with the U.S. Active Large Cap Value Team in 1998. He departed MLIM as a Director. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a CFA charterholder and a member of the New York Society of Security Analysts and the Financial Analysts of Philadelphia.


Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.


The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

--------------------------------------------------------------------------------

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders as well.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account
--------------------------------------------------------------------------------

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

           Amount of purchase            Sales charge as % of offering price       Sales charge as % of amount invested
--------------------------------------------------------------------------------------------------------------------------
             Less than $50,000                        5.75%                                    6.54%

        $50,000 but under $100,000                    4.75%                                    5.41%

        $100,000 but under $250,000                   3.75%                                    4.31%

        $250,000 but under $500,000                   2.50%                                    3.00%

       $500,000 but under $1 million                  2.00%                                    2.44%


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 17 for a description of the amount of dealer commission that is paid.


           Amount of purchase                 Sales charge as % of offering price       Sales charge as % of amount invested
------------------------------------------------------------------------------------------------------------------------------
       $1 million up to $5 million                       none                                      none
   Next $20 million up to $25 million                    none                                      none
         Amount over $25 million                         none                                      none

--------------------------------------------------------------------------------

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on the shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Shareholders who held Class A shares as of October 1, 2003 (the date Class R shares were made available) and who became eligible to purchase Class R shares, continue to be eligible to purchase Class A shares after such date.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealer compensation

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                      Class A(1)         Class B(2)       Class C(3)          Class R(4)
                                      --------            --------         --------            --------
Commission (%)                            --                4.00%            1.00%                 --
Investment up to $49,999                5.00%                 --               --                  --
$50,000 to $99,999                      4.00%                 --               --                  --
$100,000 to $249,999                    3.00%                 --               --                  --
$250,000 to $499,999                    2.00%                 --               --                  --
$500,000 to $999,999                    1.60%                 --               --                  --
$1,000,000 to $4,999,999                1.00%                 --               --                  --
$5,000,000 to $24,999,999               0.50%                 --               --                  --
$25,000,000 or more                     0.25%                 --               --                  --
12b-1 Fee to Dealer                     0.30%               0.25%            1.00%               0.60%


(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through March 31, 2006.


(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase.

--------------------------------------------------------------------------------

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

                                                                                       Share Class
                                                               ------------------------------------------------------------------
Program                               How it Works                      A                   B                       C
------------------------   -------------------------------     ------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X          Although the Letter of Intent and Rights of
                           agree to invest a certain amount                        Accumulation do not apply to the purchase of
                           in Delaware Investments funds                           Class B and Class C shares, you can combine
                           (except money market funds with                         your purchase of Class A shares with your
                           no sales charge) over a 13-month                        purchase of Class B and Class C shares to
                           period to qualify for reduced                           fulfill your Letter of Intent or qualify for
                           front-end sales charges.                                Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the
                           Delaware Investments family
                           (except money market funds with
                           no sales charge) as well as the
                           holdings and purchases of your
                           spouse and children under 21 to
                           qualify for reduced front-end
                           sales charges.

Reinvestment of            Up to 12 months after you redeem    For Class A, you    For Class B, your       Not available.
Redeemed Shares            shares, you can reinvest the        will not have to    account will be
                           proceeds without paying a sales     pay an additional   credited with the
                           charge as noted to the right.       front-end sales     contingent deferred
                                                               charge.             sales charge you
                                                                                   previously paid on
                                                                                   the amount you are
                                                                                   reinvesting.  Your
                                                                                   schedule for
                                                                                   contingent deferred
                                                                                   sales charges and
                                                                                   conversion to Class A
                                                                                   will not start over
                                                                                   again; it will pick
                                                                                   up from the point at
                                                                                   which you redeemed
                                                                                   your shares.

SIMPLE IRA, SEP IRA,       These investment plans may                   X          There is no reduction in sales charges for
SARSEP, Prototype Profit   qualify for reduced sales charges                       Class B or Class C shares for group purchases
Sharing, Pension,          by combining the purchases of all                       by retirement plans.
401(k), SIMPLE 401(k),     members of the group. Members of
403(b)(7), and 457         these groups may also qualify to
Retirement Plans           purchase shares without a
                           front-end sales charge and may
                           qualify for a waiver of any
                           contingent deferred sales charges.

How to buy shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRPAHICE OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRPAHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.


Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

--------------------------------------------------------------------------------
How to buy shares (continued)
--------------------------------------------------------------------------------

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRPAHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

--------------------------------------------------------------------------------

How to redeem shares (continued)
--------------------------------------------------------------------------------

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access

Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

--------------------------------------------------------------------------------

Special services (continued)
--------------------------------------------------------------------------------

MoneyLine(SM) On Demand Service

Through our MoneyLineSM On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.


Frequent trading of Fund shares


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

--------------------------------------------------------------------------------

Frequent trading of fund shares (continued)

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similar to funds of funds

The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

Delaware Dividend Income Fund                                                                                           Class A
                                                                                                                       Year ended
                                                                                                                         11/30
                                                                        2004          2003         2002(1)    2001        2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 10.210      $ 9.030       $ 9.230   $ 9.600      $ 9.430

Income (loss) from investment operations:

Net investment income(2)                                                 0.345        0.450         0.429     0.405        0.403

Net realized and unrealized gain (loss) on investments                   0.891        1.213        (0.196)   (0.041)       0.285
                                                                      --------      -------       -------   -------      -------
Total from investment operations                                         1.236        1.663         0.233     0.364        0.688
                                                                      --------      -------       -------   -------      -------
Less dividends and distributions from:

Net investment income                                                   (0.362)      (0.483)       (0.433)   (0.400)      (0.420)

Net realized gain on investments                                        (0.034)                              (0.334)      (0.098)
                                                                      --------      -------       -------   -------      -------
Total dividends and distributions                                       (0.396)      (0.483)       (0.433)   (0.734)      (0.518)
                                                                      --------      -------       -------   -------      -------
Net asset value, end of period                                        $ 11.050      $10.210       $ 9.030    $9.230      $ 9.600
                                                                      ========      =======       =======   =======      =======

Total return(3)                                                          12.38%       19.45%         2.58%     3.87%        7.66%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $105,253      $ 5,821       $    1     $   --       $   24

Ratio of expenses to average net assets                                   1.00%        0.79%         0.75%     0.75%        0.75%

Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                   1.32%        2.05%         1.30%     1.05%        1.24%

Ratio of net investment income to average net assets                      1.36%        4.69%         4.71%     4.38%        4.22%

Ratio of net investment income to average net assets prior to
expense limitation and expenses paid indirectly                           2.94%        3.43%         4.16%     4.08%        3.73%

Portfolio turnover                                                          95%         212%          188%       89%          41%

(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November
      30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.


(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Date of commencement of operations; ratios have been annualized but total return has not been annualized.


HOW TO READ THE
FINANCIAL HIGHLIGHTS
                                   Net realized and unrealized
Net investment income              gain (loss) on investments                             Net asset value (NAV)
---------------------              --------------------------                             ---------------------
Net investment income includes     A realized gain occurs when we sell an investment      This is the value of a mutual fund share,
dividend and interest income       at a profit, while a realized loss occurs when we      calculated by dividing the net assets
earned from a fund's securities;   sell an investment at a loss. When an investment       by the number of shares outstanding.
it is after expenses have          increases or decreases in value but we do not sell
been deducted.                     it, we record an unrealized gain or loss. The
                                   amount of realized gain per share, if any, that we
                                   pay to shareholders would be listed under "Less
                                   dividends and distributions from: Net realized
                                   gain on investments."




Delaware Dividend Income Fund                                                Class B                 Class C                Class R
                                                               ---------------------  ----------------------  ---------------------
                                                               Year ended  10/1/03(4) Year ended  10/1/03(4)  Year ended  10/1/03(4)
                                                                    11/30    through       11/30     through       11/30    through
                                                                     2000   11/30/04        2000    11/30/03        2000   11/30/03
                                                               ---------------------  ----------------------  ---------------------
Net asset value, beginning of period                           $   10.200  $   9.950  $   10.200  $    9.950  $   10.220    $ 9.950

Income (loss) from investment operations:

Net investment income(2)                                            0.267      0.051       0.267       0.051       0.308      0.056

Net realized and unrealized gain (loss) on investments              0.889      0.199       0.889       0.199       0.879      0.214
                                                               ----------  ---------  ----------  ----------  ----------  ---------

Total from investment operations                                    1.156      0.250       1.156       0.250       1.187      0.270
                                                               ----------  ---------  ----------  ----------  ----------  ---------

Less dividends and distributions from:

Net investment income                                              (0.282)        --      (0.282)         --      (0.333)        --

Net realized gain on investments                                   (0.034)        --      (0.034)         --      (0.034)        --
                                                               ----------  ---------  ----------  ----------  ----------  ---------

Total dividends and distributions                                  (0.316)        --      (0.316)         --      (0.367)        --
                                                               ----------  ---------  ----------  ----------  ----------  ---------

Net asset value, end of period                                 $   11.040  $  10.200  $   11.040  $   10.200  $   11.040  $  10.220
                                                               ==========  =========  ==========  ==========  ==========  =========

Total return(3)                                                     11.54%      2.51%      11.53%       2.51%      11.86%      2.71%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $   32,165  $   2,125  $   82,083  $    4,341  $      373  $       3

Ratio of expenses to average net assets                              1.75%      1.75%       1.75%       1.75%       1.35%      1.35%

Ratio of expenses to average net assets prior to expense

limitation and expenses paid indirectly                              2.02%      4.10%       2.02%       4.10%       1.62%      3.70%

Ratio of net investment income to average net assets                 2.51%      3.65%       2.52%       3.65%       2.89%      4.05%

Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                     2.25%      1.30%       2.25%       1.30%       2.62%      1.70%

Portfolio turnover                                                     95%       212%         95%        212%         95%       212%


HOW TO READ THE
FINANCIAL HIGHLIGHTS
                                   Net realized and unrealized
Net investment income              gain (loss) on investments                             Net asset value (NAV)
---------------------              --------------------------                             ---------------------
Net investment income includes     A realized gain occurs when we sell an investment      This is the value of a mutual fund share,
dividend and interest income       at a profit, while a realized loss occurs when we      calculated by dividing the net assets
earned from a fund's securities;   sell an investment at a loss. When an investment       by the number of shares outstanding.
it is after expenses have          increases or decreases in value but we do not sell
been deducted.                     it, we record an unrealized gain or loss. The
                                   amount of realized gain per share, if any, that we
                                   pay to shareholders would be listed under "Less
                                   dividends and distributions from: Net realized
                                   gain on investments."



Glossary
--------------------------------------------------------------------------------

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See Bond.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets

Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in a fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

--------------------------------------------------------------------------------

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Index

The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Dividend Income Fund
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You also can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o  For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Dividend Income Fund
                                             CUSIP            NASDAQ
                                           ---------          ------
Class A                                    24610B107          DDIAX
Class B                                    24610B206          DDDBX
Class C                                    24610B305          DDICX
Class R                                    24610B842          DDDRX

Investment Company Act file number: 811-4997

 VALUE-EQUITY                             Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)





Prospectus  MARCH 30, 2005
--------------------------------------------------------------------------------
            DELAWARE DIVIDEND INCOME FUND
            INSTITUTIONAL CLASS





            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

Fund profile                                                         page 2
Delaware Dividend Income Fund                                             2

How we manage the Fund                                               page 5
Our investment strategies                                                 5
The securities we typically invest in                                     6
The risks of investing in the Fund                                        8
Disclosure of portfolio holdings                                          8

Who manages the Fund                                                 page 9
Investment manager                                                        9
Portfolio managers                                                        9
Who's who?                                                               10

About your account                                                  page 11
Investing in the Fund                                                    12
How to buy shares                                                        13
Fair valuation                                                           13
How to redeem shares                                                     13
Account minimum                                                          14
Exchanges                                                                14
Frequent trading of Fund shares                                          14
Dividends, distributions and taxes                                       16
Certain management considerations                                        16

Financial highlights                                                page 17

Glossary                                                            page 19

Profile: Delaware Dividend Income Fund
--------------------------------------------------------------------------------

What are the Fund's goals?

Delaware Dividend Income Fund seeks to provide high current income and an investment that has the potential for capital appreciation. Although the Fund will strive to meet its goals, there is no assurance that it will.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors looking for growth potential combined with regular income.

o Investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors seeking an investment primarily in fixed-income securities.

What are the Fund's main investment strategies?

We invest primarily in income generating securities (debt and equity), which may include equity securities of large, well-established companies, and debt securities including high-yield, high-risk corporate bonds, investment-grade fixed-income securities and U.S. government securities.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock and bond prices, which could be caused by a drop in the stock market, economic recession or poor performance from particular companies or sectors, or increases in interest rates.

Delaware Dividend Income Fund may invest up to 45% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. High-yield bonds are rated below investment grade and are subject to greater risk that the issuing company may be unable to make payments on interest and principal, particularly under adverse economic conditions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Dividend Income Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past eight calendar years, as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps and would be lower without the expense caps.

         [GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN
                             (INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)


    1997          1998        1999        2000        2001        2002        2003        2004
-------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
   33.86%         2.14%       4.74%       8.62%       2.02%       0.37%      24.45%      10.70%

During the periods illustrated in this bar chart, Institutional Class's highest quarterly return was 12.21% for the quarter ended June 30, 2003 and its lowest quarterly return was -9.48% for the quarter ended September 30, 1998.



Average annual returns for periods ending 12/31/04                              1 year         5 years       Lifetime (12/2/96)*
---------------------------------------------------------------------------------------------------------------------------------

Return before taxes                                                              10.70%          8.91%              10.91%

Return after taxes on distributions                                               9.38%          7.20%               8.32%

Return after taxes on distributions and sale of Fund shares                       7.14%          6.64%               7.88%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)                10.87%          4.13%               7.98%


The Fund's returns are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


* S&P 500 Index reports returns on a monthly basis as of the last day of the month. This figure reflects the return from December 31, 1996 through December 31, 2004.

--------------------------------------------------------------------------------

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price                  none

Maximum contingent deferred sales charge (load) as
  a percentage of original                                   none

purchase price or redemption price, whichever is lower       none

Maximum sales charge (load) imposed on reinvested            none
 dividends

Redemption fees                                              none

Exchange fees(1)                                             none

--------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                              0.65%

Distribution and service (12b-1) fees                        none

Other expenses(2)                                            0.37%

Total operating expenses                                     1.02%

Fee waivers and payments(3)                                 (0.27%)


Net expenses                                                 0.75%

--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.4 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

              1 year                           $    77

              3 years                          $   298

              5 years                          $   537

              10 years                         $ 1,223


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The investment manager has contracted to waive fees and pay expenses through March 31, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10.

How we manage the Fund
--------------------------------------------------------------------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goals.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The manager will seek to achieve the Fund's investment objective by investing primarily in a combination of income generating equity securities and debt securities including, but not limited to, dividend-paying common stocks, securities of real estate investment trusts, preferred stocks, warrants, rights, convertible securities, non-convertible debt securities, high-yield, high-risk securities, investment-grade fixed-income securities, U.S. government securities and foreign equity and fixed-income securities.

Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high-risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 20% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high-yield, high-risk debt securities. No more than 35% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invested up to 20% of its total assets in foreign euity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

Within the percentage guidelines noted above, the manager will determine the proportion of the Fund's assets that will be allocated to income generating equity securities and equity equivalents and to debt securities, based on its analysis of economic and market conditions and its assessment of the income and potential for appreciation that can be achieved from investments in such asset classes. It is expected that the proportion of the Fund's total assets invested in income generating equity securities and equity equivalent securities will vary from 50% to 100% of the Fund's total assets. The proportion of the Fund's total assets in debt securities will correspondingly vary from 0% to 50% of the Fund's total assets.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

--------------------------------------------------------------------------------
The securities we typically invest in

Generally, the Fund invests between 50% and 100% of the Fund's assets in income generating equity securities. Equity securities offer investors the potential for capital appreciation, and may pay dividends as well. In addition, up to 50% of the Fund's assets may be invested in debt securities, of which no more than 45% can include high-yield bonds. High-yield bonds generally offer the potential for greater income payments than equity securities, and also may provide capital appreciation.

                            SECURITIES                                                      HOW WE USE THEM
---------------------------------------------------------------   -------------------------------------------------------------
Common stocks: Securities that represent shares of ownership      The Fund may invest without limit in common stocks, one
in a corporation. Stockholders participate in the                 category of income generating equity securities.
corporation's profits and losses, proportionate to the
number of shares they own.

Convertible securities: Usually preferred stocks or               The Fund may invest without limit in convertible securities,
corporate bonds that can be exchanged for a set number of         another category of income generating equity securities.
shares of common stock at a predetermined price. These            These securities may be of any credit quality including
securities offer higher appreciation potential than               those rated below investment grade by a nationally
nonconvertible bonds and greater income potential than            recognized statistical ratings organization (NRSRO) or those
nonconvertible preferred stocks.                                  that are unrated but deemed equivalent to non-investment
                                                                  grade.

Real Estate Investment Trusts (REITs): A company, usually         The Fund may invest without limit in REITs, another category
traded publicly, that manages a portfolio of real estate to       of income generating equity securities.
earn profits for shareholders. REITs are generally
classified as equity REITs, mortgage REITs or a combination
of equity and mortgage REITs. Equity REITs invest the
majority of their assets directly in real property, derive
income primarily from the collection of rents and can
realize capital gains by selling properties that have
appreciated in value. Mortgage REITs invest the majority of
their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs
indirectly through a fund, a shareholder bears a
proportionate share of the expenses of the fund and
indirectly shares similar expenses of the REITs.

High-yield corporate bonds: Securities that are rated lower       The Fund may invest up to 45% of net assets in high-yield
than investment grade by an NRSRO or, if unrated, that we         corporate bonds, typically those rated BBB or lower by an
believe are of comparable quality. These securities are           NRSRO.
considered to be of poor standing and predominately
speculative.

Foreign securities: Securities of issuers organized, having       The Fund may invest up to 20% of net assets in foreign
a majority of their assets, or deriving a majority of their       equity and debt securities.
operating income, in foreign countries.

Investment company securities: In some cases, the Fund will       The Fund may invest up to 10% of total assets in investment
purchase shares of investment companies to gain exposure to       company securities if they are believed to offer good
certain market sectors or indexes. Such investment companies      investment opportunities. Such investment companies may be
may include exchange-traded funds ('ETFs'). We generally          open-end or closed-end, registered or unregistered
intend to invest in ETFs that seek to track the performance       investment companies. These investments involve an indirect
of specific industry sectors or broad market indexes by           payment of a portion of the expenses of the other investment
investing primarily in securities that comprise the index or      companies, including their advisory fees.
sector.

                            SECURITIES                                                      HOW WE USE THEM
---------------------------------------------------------------   -------------------------------------------------------------
Repurchase agreements: An agreement between a buyer of            Typically, the Fund uses repurchase agreements as a
securities, such as the Fund, and a seller of securities, in      short-term investment for its cash position. In order to
which the seller agrees to buy the securities back within a       enter into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,         collateral of at least 102% of the repurchase price. The
plus an amount equal to an agreed upon interest rate.             Fund will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to           collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose          The Fund may invest in privately placed securities including
resale is restricted under securities law.                        those that are eligible for resale only among certain
                                                                  institutional buyers without registration, which are
                                                                  commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready          The Fund may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at            securities.
approximately the price that the Fund has valued them.
Illiquid securities include repurchase agreements maturing
in more than seven days.

The Fund also may invest in other securities including warrants, rights, preferred stocks, investment-grade fixed-income securities and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.


Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.


Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors.

--------------------------------------------------------------------------------

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

                              Risks                                                   How we strive to manage them
----------------------------------------------------------------  ------------------------------------------------------------------
Market risk is the risk that all or a majority of the             We invest in several different asset classes including both
securities in a certain market -- like the stock or bond          equity and fixed income, which tend to increase and decrease
market -- will decline in value because of factors such as        in value in different economic and investment conditions. We
economic conditions, future expectations or investor              also maintain a long-term investment approach and focus on
confidence.                                                       securities that we believe can perform well over an extended period of time regardless of interim market fluctuations.

Industry and security risk is the risk that the value of          We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an            industry and in any individual security or issuer. We also
individual stock or bond will decline because of changing         follow a rigorous selection process when choosing securities
expectations for the performance of that industry or for the      for the portfolio.
individual company issuing the stock or bond.

Interest rate risk is the risk that securities will decrease      We do not try to increase return by predicting and
in value if interest rates rise. The risk is greater for          aggressively capitalizing on interest rate moves. We monitor
bonds with longer maturities than for those with shorter          economic conditions and make adjustments as necessary to
maturities.                                                       guard against undue risk from interest rate changes.

Credit risk is the possibility that a bond's issuer (or an        We carefully evaluate the financial situation of each entity
entity that insures the bond) will be unable to make timely       whose bonds are held in the portfolio. We also tend to hold
payments of interest and principal.                               a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its
                                                                  interest or repay principal. This is a substantial risk of the Fund because it may invest up to 45% of net assets in
                                                                  fixed income securities rated below investment grade.

Real estate risk is the risk that real estate investment          We may invest a substantial portion of the portfolio in real
trusts held in the portfolio will be affected by a decline        estate investment trusts, which generally offer high income
in the value of real estate, unfavorable national or              potential. We carefully select REITs based on the quality of
regional economic conditions, lack of mortgage availability,      their management and their ability to generate substantial
overbuilding, declining rents and changes in interest rates.      cashflow, which we believe can help to shield them from some of the risks involved with real estate investing.

Foreign risk is the risk that foreign securities may be           We typically invest no more than 20% of the Fund's portfolio
adversely affected by political instability, changes in           in foreign corporations often through American Depositary
currency exchange rates, foreign economic conditions or           Receipts (ADRs). ADRs are generally denominated in U.S.
inadequate regulatory and accounting standards.                   dollars and trade on a U.S. exchange. To the extent we
                                                                  invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries.
                                                                  The Fund may use hedging techniques to help offset potential foreign currency losses.

Liquidity risk is the possibility that securities cannot be       We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that the Fund values them.


Disclosure of portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who Manages the Fund
--------------------------------------------------------------------------------


Investment manager       The Fund is managed by Delaware Management Company, a series of
                         Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management
                         Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid 0.38% as a percentage of average daily net assets for the last fiscal year, net of fee waivers.

Portfolio managers       Damon J. Andres, D. Tysen Nutt, Jr., Jordan L. Irving, Anthony A. Lombardi
                         and Robert A. Vogel, Jr. have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Mr.
                         Andres has been managing the Fund since its inception and Messrs. Nutt,
                         Irving, Lombardi and Vogel assumed responsibility in March 2005.


                         Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund, for which Mr. Rabe assumed the responsibility in July 2002.


                         Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in
                         Business Administration with an emphasis in Finance and Accounting from the
                         University of Richmond. Prior to joining Delaware Investments in 1994, Mr.
                         Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA
                         charterholder.

                         D. Tysen Nutt, Jr., Senior Vice President/Senior Portfolio Manager, joined
                         Delaware Investments in 2004. Prior to that, Mr. Nutt graduated from
                         Dartmouth College with a BA. Mr. Nutt began his investment career in 1983 at Dean Witter Reynolds where he advanced to Vice President, Investments.
                         In 1988, he joined investment advisor Van Deventer & Hoch (V&H), where he managed large cap value portfolios for both institutions and private clients. As a Senior Vice President at V&H, he was a member of the firm's
                         Management Committee and directed new business development in addition to his portfolio management duties. Mr. Nutt moved to Merrill Lynch Investment
                         Managers in 1994 and later served as leader of the U.S. Active Large Cap
                         Value Team, managing mutual funds and separate accounts for institutions and private clients. He is a member of the New York Society of Security
                         Analysts and the CFA Institute.

                         Jordan L. Irving, Vice President/Senior Portfolio Manager, joined Delaware
                         Investments in 2004. Prior to that, Mr. Irving graduated from Yale
                         University with a BA in American Studies and earned a Special Diploma in
                         Social Studies at Oxford University the following year. He joined Merrill
                         Lynch Investment Managers (MLIM) as a Portfolio Manager in 1998. In 2004,
                         Mr. Irving joined Delaware Investments as Vice President/Senior Portfolio
                         Manager. While working for MLIM, Mr. Irving competed for The United States
                         National Rowing Team, winning a gold medal at the 1997 World Rowing
                         Championships in Aiguebelette, France.

                         Anthony A. Lombardi, Vice President/Senior Portfolio Manager, joined
                         Delaware Investments in 2004. Prior to that, Mr. Lombardi graduated from
                         Hofstra University with a BBA and MBA in Finance. Mr. Lombardi's first financial services position was as an Investment Analyst with Crossland
                         Savings, FSB, Brooklyn, NY from 1989-1990. He started at Dean Witter
                         Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of
                         Vice President, Research Analyst, which he held from 1993-1997. He then moved to Merrill Lynch Investment Managers (MLIM) in 1998, joining the
                         Capital Management Group, and became a Portfolio Manager with the U.S.
                         Active Large Cap Value Team in 2000. He departed MLIM as a Director. He is a CFA charterholder and a member of the New York Society of Security
                         Analysts.

                         Robert A. Vogel, Jr., Vice President/Senior Portfolio Manager, joined
                         Delaware Investments in 2004. Prior to that, Mr. Vogel graduated from
                         Loyola College in Maryland earning both his BBA and MS in Finance. He earned his MBA with a concentration in Finance at the Wharton School of
                         Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. He then moved to Merrill Lynch Investment Managers (MLIM) in 1997, joining the
                         Capital Management Group, and became a Portfolio Manager with the U.S.
                         Active Large Cap Value Team in 1998. He departed MLIM as a Director. In
                         2004, Mr. Vogel joined Delaware Investments as Vice President/Senior
                         Portfolio Manager. Mr. Vogel is a CFA charterholder and a member of the New
                         York Society of Security Analysts and the Financial Analysts of
                         Philadelphia.

                         Timothy L. Rabe, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

                         The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

--------------------------------------------------------------------------------

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                       |
                                                                       |
                                                                       |
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account
--------------------------------------------------------------------------------

Investing in the Fund
--------------------------------------------------------------------------------

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.


The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

--------------------------------------------------------------------------------

How to redeem shares (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or and authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.


Frequent trading of Fund shares


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

--------------------------------------------------------------------------------
Frequent trading of Fund shares (continued)
--------------------------------------------------------------------------------

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                Institutional Class

                                                                                                         Year ended
                                                                                                              11/30
Delaware Dividend Income Fund                                      2004       2003      2002(1)     2001       2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.220    $ 9.030    $ 9.230    $ 9.600    $ 9.420
Income (loss) from investment operations:
Net investment income(2)                                          0.371      0.453      0.429      0.405      0.403
Net realized and unrealized gain (loss) on investments            0.882      1.220     (0.196)    (0.041)     0.295
                                                                -------    -------    -------    -------    -------
Total from investment operations                                  1.253      1.673      0.233      0.364      0.698
                                                                -------    -------    -------    -------    -------
Less dividends and distributions from:
Net investment income                                            (0.389)    (0.483)    (0.433)    (0.400)    (0.420)
Net realized gain on investments                                 (0.034)        --         --     (0.334)    (0.098)
                                                                -------    -------    -------    -------    -------
Total dividends and distributions                                (0.423)    (0.483)    (0.433)    (0.734)    (0.518)
                                                                -------    -------    -------    -------    -------
Net asset value, end of period                                  $11.050    $10.220    $ 9.030    $ 9.230    $ 9.600
                                                                =======    =======    =======    =======    =======
Total return(3)                                                   12.55%     19.56%      2.58%      3.87%      7.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $   102    $ 3,879    $ 3,233    $ 3,265    $ 3,145
Ratio of expenses to average net assets                            0.75%      0.75%      0.75%      0.75%      0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.02%      1.75%      1.00%      0.75%      0.94%

Ratio of net investment income to average net assets               3.49%      4.73%      4.71%      4.38%      4.22%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                  3.22%      3.73%      4.46%      4.38%      4.03%
Portfolio turnover                                                   95%       212%       188%        89%        41%

(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.


(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

--------------------------------------------------------------------------------


How to read the financial highlights


Net investment income

Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments


A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary
--------------------------------------------------------------------------------
How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

--------------------------------------------------------------------------------

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

S&P 500 Index
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Dividend Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You also can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)

O For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Dividend Income Fund

                                          CUSIP         NASDAQ
                                        ---------       -------
Institutional Class                     24610B404        DDIIX

Investment Company Act file number: 811-4997

VALUE-EQUITY
                                            Delaware
                                            Investments(SM)
                                            -----------------------------------
                                            A member of Lincoln Financial Group

Prospectus  MARCH 30, 2005
--------------------------------------------------------------------------------
            DELAWARE SMALL CAP VALUE FUND
            CLASS A |X| CLASS B |X| CLASS C |X| CLASS R

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents
------------------------------------------------------------------
Fund profile                                              page 2
Delaware Small Cap Value Fund                                  2
------------------------------------------------------------------
How we manage the Fund                                    page 5
Our investment strategies                                      5
The securities we typically invest in                          6
The risks of investing in the Fund                             8
Disclosure of portfolio holdings                               8
------------------------------------------------------------------
Who manages the Fund                                      page 9
Investment manager                                             9
Portfolio managers                                             9
Who's who?                                                    10
------------------------------------------------------------------
About your account                                       page 11
Investing in the Fund                                         11
   Choosing a class share                                     11
   Dealer compensation                                        13
How to buy shares                                             15
Fair valuation                                                16
How to redeem shares                                          17
Account minimums                                              18
Exchanges                                                     19


Frequent trading of Fund shares                               20


Dividends, distributions and taxes                            23
Certain management considerations                             23
------------------------------------------------------------------
Financial highlights                                     page 24
------------------------------------------------------------------
Glossary                                                 page 26

Profile: Delaware Small Cap Value Fund

What is the Fund's goal?

      Delaware Small Cap Value Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

   o  Investors with long-term financial goals.

   o  Investors seeking an investment primarily in common stocks.

   o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund

   o  Investors with short-term financial goals.

   o  Investors whose primary goal is current income.

   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies?


We invest primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Under normal circumstances, at least 80% of the Fund's net assets will be in investments of small-capitalization companies (the "80% policy"). For purposes of this Fund, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic changes. Investments of smaller companies may experience volatile trading and price fluctuations, especially in the short term.

The Fund's 80% policy described above is a non-fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Value Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied for the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)


    1995          1996         1997        1998         1999        2000         2001        2002         2003        2004
-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------
   23.51%        22.12%       33.03%      -5.10%       -5.66%      17.07%       11.22%      -6.33%       41.73%       21.04%
-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------

During the periods illustrated in this bar chart, Class A's highest quarterly return was 19.86% for the quarter ended June 30, 2003 and its lowest quarterly return was -16.95% for the quarter ended September 30, 2003.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown on the table below do include the sales charge.

Average annual returns for periods ending 12/31/04

                                                                                 -------------------------------
                                                                                 1 year     5 years  10 years or
                                                                                                     Lifetime**
                                                                                 -------------------------------


Class A return before taxes                                                       14.10%     14.54%     13.48%

Class A return after taxes on distributions                                       11.75%     13.05%     11.63%

Class A return after taxes on distributions and sale of Fund shares               11.36%     12.23%     11.03%

Class B return before taxes*                                                      16.18%     14.84%     13.51%

Class C return before taxes*                                                      19.19%     15.11%     12.67%

Class R return before taxes                                                       20.68%       N/A      29.11%

Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)      22.25%     17.23%     15.17%



The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


 * Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after 8 years. If shares were not redeemed, the returns before taxes for Class B would be 20.18%, 15.10% and 13.51% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 20.19%, 15.11% and 12.67% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns before taxes for Class R would be ____% and ____% for the one-year and lifetime periods,] respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class C and Class R shares of the Fund were November 29, 1995 and June 2, 2003, respectively. Russell 2000 Value Index returns are for 10 years. Index returns for Class C and Class R lifetimes were 14.29% and 32.92%, respectively. The Russell 2000 Value Index reports returns on a monthly basis. Index returns for Class C and Class R lifetime reflect the return from December 31, 1998 through December 31, 2004.


What are the Fund's fees and expenses?  CLASS                                                  A          B         C          R
----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid             Maximum sales charge (load) imposed on purchases     5.75%      none      none        none
directly from your investments when     as a percentage of offering price
you buy or sell shares of the
Fund.  You do not pay sales charge      Maximum contingent deferred sales charge (load)      none(1)   4.00(2)    1.00%(3)    none
when you buy or sell Class R shares.    as a percentage of original purchase price or
                                        redemption price, whichever is lower

                                        Maximum sales charge (load) imposed on               none       none       none       none
                                        reinvested dividends

                                        Redemption fees                                      none       none       none       none

                                        Exchange fees (4)                                    none       none       none       none
----------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are      Management fees                                      0.75%       0.75%     0.75%      0.75%
deducted from the Fund's assets.
                                       Distribution and service (12b-1) fees                 0.30%       1.00%     1.00%      0.60%
                                       Other expenses (5)                                    0.39%       0.39%     0.39%      0.39%

                                       Total operating expenses                              1.44%       2.14%     2.14%      1.74%

                                       CLASS(7)        A        B               B            C                 C            R
                                                                  (if redeemed)                 (if redeemed)
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you   1 year        $  713    $  217            $  617    $  217            $ 317       $   177
compare the cost of investing in the
Fund to the cost of investing in       3 years       $1,004    $  670            $  945    $  670            $ 670       $   548
other mutual funds with similar
investment objectives. We show the     5 years       $1,317    $1,149            $1,374    $1,149            $1,149      $   944
cumulative amount of Fund expenses
on a hypothetical investment of        10 years      $2,200    $2,294            $2,294    $2,472            $2,472      $ 2,052
$10,000 with an annual 5% return
over the time shown.6 This is an
example only, and does not represent
future expenses, which may be
greater or less than those shown
here.



(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.


Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small-capitalization companies. For purposes of this Fund, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value or cashflow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.


We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in Stocks offer investors the potential for capital appreciation and may pay dividends as well.

--------------------------------------------------    ----------------- ---------------------------------
                    Securities                                   How we use them
--------------------------------------------------    ---------------------------------------------------


Common stocks: Securities that represent shares of    Generally, we invest 90% to 100% of net assets in
ownership in a corporation. Stockholders              common stocks
participate in the corporation's profits and
losses, proportionate to the number of shares they
own.


American Depositary Receipts (ADRs): Securities of    The Fund may hold an unlimited amount of ADRs that
foreign entities issued through a U.S. bank           are actively traded in the U.S. when we believe
representing the bank's holdings of a stated          they offer greater value and greater appreciation
number of shares of a foreign corporation. An ADR     potential than U.S. securities.
entitles the holder to all dividends and capital
gains earned by the underlying foreign shares.
ADRs are bought and sold the same as U.S.
securities.

Repurchase agreements:An agreement between a buyer    Typically, the Fund uses repurchase agreements as
of securities, such as the Fund, and a seller of      a short-term investment for its cash position. In
securities in which the seller agrees to buy the      order to enter into these repurchase agreements,
securities back within a specified time at the        the Fund must have collateral of at least 102% of
same price the buyer paid for them, plus an amount    the repurchase price. The Fund will only enter
equal to an agreed upon interest rate. Repurchase     into repurchase agreements in which the collateral
agreements are often viewed as equivalent to cash.    is comprised of U.S. government securities.

Restricted securities: Privately placed securities    The Fund may invest in privately placed securities
whose resale is restricted under securities law.      including those that are eligible for resale only
                                                      among certain institutional buyers without
                                                      registration, which are commonly known as Rule
                                                      144A Securities.

Illiquid securities: Securities that do not have a    We may invest up to 10% of net assets in illiquid
ready market, and cannot be easily sold within        securities.
seven days at approximately the price that the
Fund has valued them. Illiquid securities include
repurchase agreements maturing in more than seven
days.

Options: Options represent a right to buy or sell     The Fund may write call options and purchase put
a security at an agreed upon price at a future        options on a covered basis only, and will not
date. The purchaser of an option may or may not       engage in option writing strategies for
choose to go through with the transaction. Certain    speculative purposes.
options may be considered to be derivative
securities.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.


Portfolio turnover We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Fund's performance.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------
                       Risks                                       How we strive to manage them
---------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of     We maintain a long-term investment approach and
the securities in a certain market -- like the        focus on securities that we believe can appreciate
stock or bond market -- will decline in value         over an extended period of time regardless of
because of factors such as economic conditions,       interim market fluctuations. We do not try to
future expectations or investor confidence.           predict overall stock market movements and though
                                                      we may hold securities for any amount of time, we
                                                      generally do not trade for short-term purposes.


Industry and security risk is the risk that the       We limit the amount of the Fund's assets invested
value of securities in a particular industry or       in any one industry and in any individual
the value of an individual stock or bond will         security. We also follow a rigorous selection
decline because of changing expectations for the      process before choosing securities and
performance of that industry or for the individual    continuously monitor them while they remain in the
company issuing the stock.                            portfolio.

Small company risk is the risk that prices of         The Fund maintains a well-diversified portfolio,
smaller companies may be more volatile than larger    selects stocks carefully and monitors them
companies because of limited financial resources      continuously. And, because we focus on stocks that
or dependence on narrow product lines                 are already selling at relatively low prices, we
                                                      believe we may experience less price volatility
                                                      than small-cap funds that do not use a
                                                      value-oriented strategy.

Interest rate risk is the risk that securities,       We analyze each company's financial situation and
particularly bonds with longer maturities, will       its cashflow to determine the company's ability to
decrease in value if interest rates rise and          finance future expansion and operations. The
increase in value if interest rates fall. However,    potential effect that rising interest rates might
investments in equity securities issued by            have on a stock is taken into consideration before
small-sized companies, which often borrow money to    the stock is purchased
finance their operations, may also be adversely
affected by rising interest rates.

Liquidity risk is the possibility that securities     We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund has valued
them.


Disclosure of portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Investment manager


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75%
as a percentage of average daily net assets for the last fiscal year.

Portfolio managers
Christopher S. Beck has had primary responsibility for making the day-to-day investment decisions for the Fund since May 1997. When making investment decisions for the Fund, Mr. Beck regularly consults with Michael E. Hughes and Kent P. Madden.

Christopher S. Beck, Senior Vice President/Senior Portfolio Manager, earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. Mr. Beck joined Delaware Investments in 1997 and has been in the investment business for 22 years. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was Chief Investment Officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder. Mr. Beck is a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

Michael E. Hughes, Vice President/Senior Equity Analyst I, joined Delaware Investments in 2002. Mr. Hughes was a Vice President of Equity Research at Raymond James & Associates and a Limited Partner of Equity Research at J.C. Bradford & Company. He received a bachelor's degree in finance from Siena College and an MBA degree from Vanderbilt University. Mr. Hughes is a CFA charterholder and works on the Small-Cap Value Equity team.

The SAI for the Fund provides additional information about the portfolio anager's compensation, other accounts managed by the portfolio manager and the ortfolio manager's ownership of other securities in the Fund.

Kent P. Madden, Equity Analyst, holds a Bachelor of Arts degree in economics from DePauw University, and an MBA from the University of Chicago Graduate School of Business. Prior to joining Delaware Investments in 2004, he was an Equity Analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Previously, he also worked as an Equity Analyst for Federated Investors, Inc. where he had experience covering small-capitalization consumer stocks, and Lehman Brothers Inc. as a Corporate Finance Analyst. Mr. Madden is a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------



Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                   Sales charge as %    Sales charge as %
       Amount of purchase         of offering price     of amount invested
       ------------------         -----------------     ------------------

       Less than $50,000                  5.75%                  6.54%
  $50,000 but under $100,000              4.75%                  5.41%
  $100,000 but under $250,000             3.75%                  4.31%
  $250,000 but under $500,000             2.50%                  3.00%
 $500,000 but under $1 million            2.00%                  2.44%


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 17 for a description of the amount of dealer commission that is paid.


                                      Sales charge as %    Sales charge as %
         Amount of purchase           of offering price     of amount invested
         ------------------           -----------------     ------------------
    $1 million up to $5 million             none                   none
 Next $20 million up to $25 million         none                   none
      Amount over $25 million               none                   None

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealer compensation
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                               Class A(1)         Class B(2)        Class C(3)      Class R(4)
Commission (%)                     -              4.00%             1.00%              -
Investment up to $49,999         5.00%               -                 -               -
$50,000 to $99,999               4.00%               -                 -               -
$100,000 to $249,999             3.00%               -                 -               -
$250,000 to $499,999             2.00%               -                 -               -
$500,000 to $999,999             1.60%               -                 -               -
$1,000,000 to $4,999,999         1.00%               -                 -               -
$5,000,000 to $24,999,999        0.50%               -                 -               -
$25,000,000 or more              0.25%               -                 -               -
12b-1 Fee to Dealer              0.30%            0.25%             1.00%            0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information (such as your Delaware Investments fund holdings and the names of qualifying family members and their holdings) to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Class R shares have no up-front sales charge.

          Program                             How it works                                         Share class
                                                                                    A                   B                   C
Letter of Intent              Through a Letter of Intent you agree to               X           Although the Letter of Intent and
                              invest a certain amount in Delaware                               Rights of Accumulation do not apply
                              Investments funds (except money market                            to the purchase of Class B and Class
                              funds with no sales charge) over a                                C shares, you can combine your
                              13-month period to qualify for reduced                            purchase of Class A shares with your
                              front-end sales charges.                                          purchase of Class B and Class C
                                                                                                shares to fulfill your Letter of
                                                                                                Intent or qualify for Rights of
                                                                                                Accumulation.

Rights of Accumulation        You can combine your holdings or                     X
                              purchases of all funds in the Delaware
                              Investments family (except money market
                              funds with no sales charge) as well as
                              the holdings and purchases of your spouse
                              and children under 21 to qualify for
                              reduced front-end sales charges.

Reinvestment of Redeemed      Up to 12 months after you redeem shares,      For Class A,        For Class B, your     Not
Shares                        you can reinvest the proceeds without         you will not        account will be       available.
                              paying a sales charge as noted to the         have to pay an      credited with the
                              right.                                        additional          contingent
                                                                            front-end sales     deferred sales
                                                                            charge.             charge you
                                                                                                previously
                                                                                                paid on the
                                                                                                amount you
                                                                                                are reinvesting.
                                                                                                Your schedule
                                                                                                for contingent
                                                                                                deferred sales
                                                                                                charges and
                                                                                                conversion to
                                                                                                Class A will
                                                                                                not start
                                                                                                over again;
                                                                                                it will pick
                                                                                                up from the
                                                                                                point at which
                                                                                                you redeemed
                                                                                                your shares.

SIMPLE IRA, SEP IRA,          These investment plans may qualify for               X            There is no reduction in sales
SARSEP, Prototype Profit      reduced sales charges by combining the                            charges for Class B or Class C
Sharing, Pension, 401(k),     purchases of all members of the group.                            shares for group purchases by
SIMPLE 401(k), 403(b)(7),     Members of these groups may also qualify                          retirement plans.
and 457 Retirement Plans      to purchase shares without a front-end
                              sales charge and may qualify for a waiver
                              of any contingent deferred sales charges.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days are priced at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Online Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquire through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

--------------------------------------------------------------------------------

Special Services (continued)

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.


Frequent trading of Fund shares


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations
Investments by fund of funds and investment vehicles that operate similar to funds of funds The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                         Class A

                                                                                                      Year ended
                                                                                                           11/30
Delaware Small Cap Value Fund                                 2004       2003       2002        2001        2000
                                                         -------------------------------------------------------


Net asset value, beginning of period                     $  35.220  $  27.120   $ 29.350    $ 25.980    $ 24.680

Income (loss) from investment operations:
Net investment income (loss)(1)                             (0.105)    (0.136)    (0.060)      0.059       0.091

Net realized and unrealized gain (loss) on investments       6.879      9.079      0.574       4.429       1.594
                                                         ---------  ---------   --------    --------    --------
Total from investment operations                             6.774      8.943      0.514       4.488       1.685
                                                         ---------  ---------   --------    --------    --------

Less dividends and distributions:

From net investment income                                      --         --         --      (0.026)     (0.080)
From net realized gain on investments                       (2.354)    (0.843)    (2.744)     (1.047)     (0.305)

In excess of net investment income                              --         --         --      (0.045)         --
                                                         ---------  ---------   --------    --------    --------

Total dividends and distributions                           (2.354)    (0.843)    (2.744)     (1.118)     (0.385)
                                                         ---------  ---------   --------    --------    --------

Net asset value, end of period                           $  39.640  $  35.220   $ 27.120    $ 29.350    $ 25.980
                                                         =========  =========   ========    ========    ========
Total return(2)                                              20.52%     34.17%      1.60%      17.66%       7.04%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                  $ 270,332  $ 240,322   $180,696    $182,925    $151,044

Ratio of expenses to average net assets                       1.54%      1.63%      1.63%       1.58%       1.68%
Ratio of net investment income (loss) to average net
  assets                                                    (0.30%)    (0.47%)    (0.21%)       0.21%       0.37%

Portfolio turnover                                              35%        42%        47%         72%         56%

                                                                                                         Class B

                                                                                                      Year ended
                                                                                                           11/30
Delaware Small Cap Value Fund                                 2004       2003       2002        2001        2000
                                                         -------------------------------------------------------
Net asset value, beginning of period                     $  33.820  $  26.260   $ 28.680    $ 25.520    $ 24.340

Income (loss) from investment operations:
Net investment income (loss)(1)                             (0.334)    (0.327)    (0.252)     (0.138)     (0.079)

Net realized and unrealized gain (loss) on investments       6.558      8.730      0.576       4.345       1.564
                                                         ---------  ---------   --------    --------    --------
Total from investment operations                             6.224      8.403      0.324       4.207       1.485
                                                         ---------  ---------   --------    --------    --------
Less dividends and distributions:

From net investment income                                      --         --         --          --          --

From net realized gain on investments                       (2.354)    (0.843)    (2.744)     (1.047)     (0.305)

In excess of net investment income                              --         --         --          --          --
                                                         ---------  ---------   --------    --------    --------

Total dividends and distributions                           (2.354)    (0.843)    (2.744)     (1.047)     (0.305)
                                                         ---------  ---------   --------    --------    --------

Net asset value, end of period                           $  37.690  $  33.820   $ 26.260    $ 28.680    $ 25.520
                                                         =========  =========   ========    ========    ========

Total return(2)                                              19.69%     33.21%      0.91%      16.83%       6.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $ 111,348  $ 107,136   $ 86,641    $ 83,648    $ 58,156

Ratio of expenses to average net assets                       2.24%      2.33%      2.33%       2.28%       2.38%

Ratio of net investment income (loss) to average net
  assets                                                     (1.00%)    (1.17%)    (0.91%)     (0.49%)     (0.33%)

Portfolio turnover                                              35%        42%        47%         72%         56%

                                                                                                         Class C

                                                                                                      Year ended
                                                                                                           11/30
Delaware Small Cap Value Fund                                 2004       2003       2002        2001        2000
                                                         -------------------------------------------------------
Net asset value, beginning of period                     $  33.810  $  26.250   $ 28.670    $ 25.510    $ 24.320

Income (loss) from investment operations:
Net investment income (loss)(1)                             (0.333)    (0.326)    (0.251)     (0.135)     (0.079)
Net realized and unrealized gain (loss) on
investments                                                  6.557      8.729      0.575       4.342       1.574
                                                         ---------  ---------   --------    --------    --------
Total from investment operations                             6.224      8.403      0.324       4.207       1.495
                                                         ---------  ---------   --------    --------    --------
Less dividends and distributions:
From net investment income                                      --         --         --          --          --

In excess of net investment income                          (2.354)    (0.843)    (2.744)     (1.047)     (0.305)

From net realized gain on investments                           --         --         --          --          --
                                                         ---------  ---------   --------    --------    --------
Total dividends and distributions                           (2.354)    (0.843)    (2.744)     (1.047)     (0.305)
                                                         ---------  ---------   --------    --------    --------

Net asset value, end of period                           $  37.680  $  33.810   $ 26.250    $ 28.670    $ 25.510
                                                         =========  =========   ========    ========    ========

Total return(2)                                              19.69%     33.22%      0.91%      16.88%       6.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  66,313  $  48,453   $ 34,140    $ 31,823    $ 20,822
Ratio of expenses to average net assets                       2.24%      2.33%      2.33%       2.28%       2.38%
Ratio of net investment income (loss) to average
net assets                                                   (1.00%)    (1.17%)    (0.91%)    (0.49%)      (0.33%)
Portfolio turnover                                            35%          42%        47%         72%         56%

                                                                      Class R
                                                              Year  6/2/03(3)
                                                             ended    through
                                                          11/30/04   11/30/03
                                                         --------------------
Net asset value, beginning of period                     $  35.190  $  29.000

Income (loss) from investment operations:
Net investment income (loss)(1)                             (0.209)    (0.160)
Net realized and unrealized gain (loss) on
investments                                                  6.853      6.350
                                                         ---------  ---------

Total from investment operations                             6.644      6.190
                                                         ---------  ---------
Less dividends and distributions:
From net investment income                                      --         --

In excess of net investment income                          (2.354)        --

From net realized gain on investments                           --         --
                                                         ---------  ---------
Total dividends and distributions                           (2.354)        --
                                                         ---------  ---------
Net asset value, end of period                           $  39.480  $  35.190
                                                         =========  =========

Total return(2)                                              20.15%     21.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $   4,539  $   1,740

Ratio of expenses to average net assets                       1.84%      1.97%

Ratio of net investment income (loss) to average
  net assets                                                (0.60%)    (0.97%)

Portfolio turnover                                             35%        42%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


(3) Date of commencement of operations; ratios have been annualized but total return has not been annualized.


How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions: From net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.


                                     24-25

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.


Russell 2000 Value Index
Russell 2000 Value Index measures the performance of Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Small Cap Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o  For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Small Cap Value Fund                  CUSIP           NASDAQ
                                               -----           ------
Class A                                      246097109          DEVLX
Class B                                      246097317          DEVBX
Class C                                      246097406          DEVCX
Class R                                      246097505          DEVRX

Investment Company Act file number: 811-4997

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)


Prospectus MARCH 30, 2005

--------------------------------------------------------------------------------
           DELAWARE SMALL CAP VALUE FUND
           INSTITUTIONAL CLASS



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
       SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

Fund profile                                        page 2
Delaware Small Cap Value Fund                            2

How we manage the Fund                              page 5
Our investment strategies                                5
The securities we typically invest in                    6
The risks of investing in the Fund                       7
Disclosure of portfolio holdings                         7
                                                         =
Who manages the Fund                                page 8
Investment manager                                       8
Portfolio managers                                       8
Who's who?                                               9
                                                         =
About your account                                 page 10
Investing in the Fund                                   10
How to buy shares                                       10
Fair valuation                                          11
How to redeem shares                                    12
Account minimum                                         12
Exchanges                                               12


Frequent trading of Fund shares                         13


Dividends, distributions and taxes                      14
Dividends, distributions and taxes                      16
Certain management considerations                       16

Financial highlights                               page 17

Glossary                                           page 19

Profile: Delaware Small Cap Core Fund

Who should invest in the Fund o Investors with long-term financial goals.

o  Investors seeking an investment primarily in common stocks.

o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o  Investors whose primary goal is current income.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What is the Fund's goal?

Delaware Small Cap Core Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?


We invest primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Under normal circumstances, at least 80% of the Fund's net assets will be in investments of small-capitalization companies (the "80% policy"). For purposes of this Fund, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.


Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. In addition, the smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products or services, limited financial resources and greater sensitivity to economic changes. Investments of smaller companies may experience volatile trading and price fluctuations, especially in the short-term.

The Fund's 80% policy described above is a non-fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

For a more complete discussion of risk, please see "The risks of the investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Institutional Class)



    1995      1996      1997      1998       1999     2000     2001      2002      2003      2004
   -------   -------   -------   -------   -------   -------  -------   -------   -------   -------

    23.84%    22.49%    33.48%    -4.82     -5.36%    17.36    11.61%    -6.03%    42.16%    21.37%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 19.90% for the quarter ended June 30, 2003 and its lowest quarterly return was -16.89% for the quarter ended September 30, 2002.


Average annual returns for periods ending 12/31/04


                                                                                   1 year       5 years      Lifetime (12/29/98)*
                                                                               ------------- ------------ -------------------------
Return before taxes                                                                 21.37%       16.26%           14.50%
Return after taxes on distributions                                                 18.92%       14.74%           12.57%

Return after taxes on distributions and sale of Fund shares                         16.18%       13.76%           11.92%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)        22.25%       17.23%           15.17%



The Fund's returns are compared to the performance of the Russell 2000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

How has the Delaware Small Cap Value Fund performed?

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price                    none

Maximum contingent deferred sales charge
(load) as a percentage of original purchase
price or redemption price, whichever is lower                  none

Maximum sales charge (load) imposed on
reinvested dividends                                           none

Redemption fees                                                none

Exchange fees(1)                                               none



Annual fund operating expenses are deducted from Management fees 0.75% the Fund's assets.

Management fees                                                0.75%

Distribution and service (12b-1) fees                          none

Other expenses(2)                                              0.39%

Total operating expenses                                       1.14%


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                   1 year                           $   116
                   3 years                          $   362
                   5 years                          $   628
                   10 years                         $ 1,386



(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.


(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goal.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We strive to identify small companies that we believe offer above-average opportunities for long-term price appreciation because their current stock price does not appear to accurately reflect the companies' underlying value or future earning potential.


Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of small-capitalization companies. For the purposes of this Fund, we will consider small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value or cashflow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings or their industry may be in the midst of a period of weak growth.


We will carefully evaluate the financial strength of the company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

Because there is added risk when investing in smaller companies, which may still be in their early developmental stages, we maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

--------------------------------------------------------------------------------

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.


                            Securities                                                      How we use them
------------------------------------------------------------------- ----------------------------------------------------------------


Common stocks: Securities that represent shares of ownership in a    Generally, we invest 90% to 100% of net assets in common
corporation. Stockholders participate in the corporation's           stocks.
profits and losses, proportionate to the number of shares they own.


American Depositary Receipts (ADRs): Securities of foreign           The Fund may hold an unlimited amount of ADRs that are actively
entities issued through a U.S. bank representing the bank's          traded in the U.S. when we believe they offer greater value and
holdings of a stated number of shares of a foreign corporation.      greater appreciation potential than U.S. securities.
An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of               Typically, the Fund uses repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in which    investment for its cash position. In order to enter into these
the seller agrees to buy the securities back within a specified      repurchase agreements, the Fund must have collateral of at
time at the same price the buyer paid for them, plus an amount       least 102% of the repurchase price. The Fund will only enter
equal to an agreed upon interest rate. Repurchase agreements are     into repurchase agreements in which the collateral is comprised
often viewed as equivalent to cash.                                  of U.S. government securities.

Restricted securities: Privately placed securities whose resale      The Fund may invest in privately placed securities including
is restricted under securities law.                                  those that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are commonly known as Rule 144A Securities.

Illiquid securities: Securities that do not have a ready market,     We may invest up to 10% of net assets in illiquid securities.
and cannot be easily sold within seven days at approximately the price that the Fund has valued them.  Illiquid securities include repurchase agreements maturing in more than seven days.

Options: Options represent a right to buy or sell a security at      The Fund may write call options and purchase put options on a
an agreed upon price at a future date. The purchaser of an option    covered basis only, and will not engage in option writing
may or may not choose to go through with the transaction. Certain    strategies for speculative purposes.
options may be considered to be derivative securities.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.


Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Fund's performance.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for a further discussion of these risks and other risks not discussed here.


                              Risks                                                   How we strive to manage them
-----------------------------------------------------------------  ----------------------------------------------------------------
Market risk the risk that all or a majority of the securities       We maintain a long-term investment approach and focus on
in a certain market -- like the stock or bond market -- will        securities that we believe can appreciate over an extended
decline in value because of factors such as economic conditions,    period of time regardless of interim market fluctuations. We do
future expectations or investor confidence.                         not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of            We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an individual   industry and in any individual security. We also follow a
stock or bond will decline because of changing expectations for     rigorous selection process before choosing securities and
the performance of that industry or for the individual company      continuously monitor them while they remain in the portfolio.
issuing the stock.

Small company risk is the risk that prices of smaller companies     The Fund maintains a well-diversified portfolio, selects stocks
may be more volatile than larger companies because of limited       carefully and monitors them continuously. And, because we focus
financial resources or dependence on narrow product lines.          on stocks that are already selling at relatively low prices, we believe we may experience less price volatility than small-cap funds that do not use a value-oriented strategy.

Interest rate risk is the risk that securities, particularly        We analyze each company's financial situation and its cashflow
bonds with longer maturities, will decrease in value if interest    to determine the company's ability to finance future expansion
rates rise and increase in value if interest rates fall.            and operations.  The potential effect that rising interest
However, investments in equity securities issued by small-sized     rates might have on a stock is taken into consideration before
companies, which often borrow money to finance their operations,    the stock is purchased.
may also be adversely affected by rising interest rates.

Liquidity risk is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Fund has valued them.



Disclosure of portfolio holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund


Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.75%
as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Christopher S. Beck has had primary responsibility for making the day-to-day investment decisions for the Fund since May 1997. When making investment decisions for the Fund, Mr. Beck regularly consults with Michael E. Hughes and Kent P. Madden.

Christopher S. Beck, Senior Vice President/Senior Portfolio Manager, earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. Mr. Beck joined Delaware Investments in 1997 and has been in the investment business for 22 years. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was Chief Investment Officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder. Mr. Beck is a member of the CFA Institute and the Philadelphia Society of Financial Analysts.

Michael E. Hughes, Vice President/Senior Equity Analyst I, joined Delaware Investments in 2002. Mr. Hughes was a Vice President of Equity Research at Raymond James & Associates and a Limited Partner of Equity Research at J.C. Bradford & Company. He received a bachelor's degree in finance from Siena College and an MBA degree from Vanderbilt University. Mr. Hughes is a CFA charterholder and works on the Small-Cap Value Equity team.

Kent P. Madden, Equity Analyst, holds a Bachelor of Arts degree in economics from DePauw University, and an MBA from the University of Chicago Graduate School of Business. Prior to joining Delaware Investments in 2004, he was an Equity Analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Previously, he also worked as an Equity Analyst for Federated Investors, Inc. where he had experience covering small-capitalization consumer stocks, and Lehman Brothers Inc. as a Corporate Finance Analyst. Mr. Madden is a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?


This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------          |
                                      Financial intermediary wholesaler        |   |
                                     Lincoln Financial Distributors, Inc.      |   |
                                             2001 Market Street                |   |
                                         Philadelphia, PA 19103-7055           |   |
                                     ------------------------------------      |   |
                                                                        |      |   |
                                                                        |      |   |
                                                                  ---------------------
                                                                       Shareholders
                                                                  ---------------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of a fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security isaterially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.


Frequent trading of Fund shares


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subjected to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Certain management considerations

Investments by fund of funds and investments vehicles that operate similarly to funds of funds The Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by these funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on both the Fund and these funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

Delaware Small Cap Value Fund

                                                                                                       Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                Year ended
                                                                                                                     11/30
                                                                  2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                           $35.700      $27.400      $29.540      $26.130      $24.830

Income (loss) from investment operations:
Net investment income (loss)(1)                                     --       (0.050)      0.026         0.144        0.165

Net realized and unrealized gain (loss) on investments           7.004        9.193        0.578        4.458        1.600
                                                               -------      -------      -------      -------      -------
Total from investment operations                                 7.004        9.143        0.604        4.602        1.765
                                                               -------      -------      -------      -------      -------
Less dividends and distributions:
From net investment income                                          --           --           --       (0.100)      (0.160)

In excess of net investment income                                  --           --           --       (0.045)          --

From net realized gain on investments                           (2.354)      (0.843)      (2.744)      (1.047)      (0.305)
                                                               -------      -------      -------      -------      -------
Total dividends and distributions                               (2.354)      (0.843)      (2.744)      (1.192)      (0.465)
                                                               -------      -------      -------      -------      -------

Net asset value, end of period                                 $40.350      $35.700      $27.400      $29.540      $26.130
                                                               =======      =======      =======      =======      =======

Total return2                                                    20.88%       34.57%        1.88%       18.09%        7.35%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $23,731      $33,387      $19,459      $18,224      $10,992

Ratio of expenses to average net assets                           1.24%        1.33%        1.33%        1.28%        1.38%

Ratio of net investment income (loss) to average net assets         --        (0.17%)       0.09%        0.51%        0.67%

Portfolio turnover                                                  35%          42%          47%          72%          56%


(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions: From net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.


Russell 2000 Value Index
Russell 2000 Value Index measures the performance of Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP VALUE

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room FUND by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Small Cap Value Fund              CUSIP           NASDAQ
                                         ---------         ------
nstitutional Class                       246097208         DEVIX

Investment Company Act file number: 811-4997

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)


Prospectus  MARCH 30, 2005
--------------------------------------------------------------------------------
            DELAWARE SMALL CAP CORE FUND
            (FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)
            CLASS A o CLASS B o CLASS C o CLASS R




  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
       SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

Fund profile                                                              page 2
Delaware Small Cap Core Fund                                                   2

How we manage the Fund                                                    page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             7
Disclosure of portfolio holdings                                               7

Who manages the Fund                                                      page 8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9

About your account                                                       page 10
Investing in the Fund                                                         10
   Choosing a class share                                                     10
   Dealer compensation                                                        12
How to reduce your sales charge                                               13
How to buy shares                                                             14
Fair valuation                                                                15
Retirement plans                                                              15
How to redeem shares                                                          16
Account minimums                                                              16
Special services                                                              17
Exchanges                                                                     17
Frequent trading of Fund shares                                               17
Dividends, distributions and taxes                                            19

Financial highlights                                                     page 20

Glossary                                                                 page 22

Profile: Delaware Small Cap Core Fund

What is the Fund's goal?
Delaware Small Cap Core Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies that we believe have a combination of attractive valuations, growth prospects, and strong cash flows. Under normal conditions, at least 80% of the Fund's net assets will be invested in small cap companies (the "80% policy"). This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to such change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. The smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products and services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term. In addition, the Fund may have large investments in particular industries at any given time (although never more than 25% of its assets at the time of purchase), a strategy that may increase volatility.

The Fund's 80% policy described above is a non-fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

For a more complete discussion of risk, please see "The risks of the investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o     Investors with long-term financial goals.
o     Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund
o     Investors with short-term financial goals.
o     Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Core Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years as well as the average annual returns of these shares for the one-year, five-year and lifetime periods. Returns for Class B, Class C and Class R shares are not shown because these shares have not commenced operations. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.


Year-by-year total return (Class A)


                                [CHART OMITTED]

      1999        2000       2001      2002        2003      2004
     ------      ------     ------    ------      ------    ------
      6.24%      14.04%     18.27%    -6.84%      42.70%    21.39%


During the periods illustrated in this bar chart, the Class A's highest quarterly return was 20.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 2002.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Average annual returns for periods ending 12/31/04

                                                                                 1 year      5 years       Lifetime (12/29/98)*
                                                                                 ------      -------       --------------------


Class A return before taxes                                                      14.38%       15.45%               14.99%
Class A return after taxes on distributions                                       8.46%       12.86%               12.26%
Class A return after taxes on distributions and sale of Fund shares              14.80%       12.58%               11.96%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)           18.33%        6.61%                8.92%



The Fund's returns are compared to the performance of the Russell 2000 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.

The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the
returns  shown.   After-tax   returns  are  not  relevant  for  shares  held  in
tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


* Russell 2000 Index reports returns on a monthly basis. This figure reflects the return from December 31, 1998 through December 31, 2004.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

------------------------------------------------------------------------------------------
CLASS                                                     A         B         C         R
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
as a percentage of offering price                      5.75%     none      none      none
Maximum contingent deferred sales charge (load)as      none(1)   4.00%(2)  1.00%(3)  none
a percentage of original purchase price or
redemption price, whichever is lower
Maximum sales charge (load) imposed on reinvested                                    none
dividends                                              none      none      none
Redemption fees                                        none      none      none      none
Exchange fees(4)                                       none      none      none      none

Annual fund operating expenses are deducted from the Fund's assets.



Management fees                                        0.75%     0.75%     0.75%     0.75%
Distribution and service (12b-1) fees(5)               0.30%     1.00%     1.00%     0.60%
Other expenses                                         0.25%     0.25%     0.25%     0.25%
Total operating expenses(6)                            1.30%     2.00%     2.00%     1.60%




This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
CLASS(B)          A          B              B         C             C         R
                                 (if redeemed)           (if redeemed)
--------------------------------------------------------------------------------
1 year      $   700    $   203   $        603   $   203   $       303   $   163
3 years     $   963    $   627   $        902   $   627   $       627   $   505
5 years     $ 1,247    $ 1,078   $      1,303   $ 1,078   $     1,078   $   871
10 years    $ 2,053    $ 2,147   $      2,147   $ 2,327   $     2,327   $ 1,900



(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has voluntarily agreed to waive these 12b-1 fees through May 31, 2005.


(6) The investment manager has voluntarily agreed to waive fees and pay expenses through May 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager and by the distributor noted in footnote 5. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's and distributor's current fee waivers and payments.


Fund operating expenses including voluntary expense caps in effect through May 31, 2005.
--------------------------------------------------------------------------------
 CLASS                                      A          B          C          R
--------------------------------------------------------------------------------


Management fees                         0.50%      0.50%      0.50%      0.50%
 Distribution and service (12b-1)         none      none       none       none
 fees
 Other expenses                          0.25%      0.25%      0.25%      0.25%
 Total operating expenses                0.75%      0.75%      0.75%      0.75%

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense caps and waivers described in footnotes 5 and 7.

(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund
--------------------------------------------------------------------------------

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

     We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify stocks of small companies that we believe offer above-average opportunities for long-term price appreciation based on (1) attractive valuations, (2) growth prospects and (3) strong cash flow.

The Fund employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. We typically use a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance sheet quality. In further evaluating the attractiveness of an investment, we consider factors such as business conditions in the company's industry and its competitive position in that industry. We conduct fundamental research on certain investments, which often includes reviewing SEC filings, examining financial statements and meeting with top-level company executives. When constructing the portfolio, we apply controls to ensure the portfolio has acceptable risk characteristics. These characteristics include, but are not limited to, size, valuation, growth, yield and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. While the Fund will generally invest primarily in common stock of small capitalization companies, the Fund may also invest in convertible securities, futures contracts and options on futures contracts, and warrants from time to time.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                           Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a   Generally, we invest 90% to 100% of net assets in these
corporation. Stockholders participate in the corporation's          stocks. Under normal circumstances, at least 80% of the
profits and losses, proportionate to the number of shares they      Fund's net assets will be in investments of small
own.                                                                capitalization companies.

American Depositary Receipts (ADRs): Securities of foreign          The Fund may hold an unlimited amount of ADRs that are actively
entities issued through a U.S. bank representing the bank's         traded in the U.S. when we believe they offer greater value and
holdings of a stated number of shares of a foreign corporation.     greater appreciation potential than U.S. securities.
An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements:  An agreement between a buyer of              Typically, the Fund uses repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in which   investment for the Fund's cash position. In order to enter into
the seller agrees to buy the securities back within a specified     these repurchase agreements, the Fund must have collateral of
time at the same price the buyer paid for them, plus an amount      at least 102% of the repurchase price. The Fund will only enter
equal to an agreed upon interest rate. Repurchase agreements are    into repurchase agreements in which the collateral is comprised
often viewed as equivalent to cash.                                 of U.S. government securities.

Restricted securities: Privately placed securities whose resale     We may invest in privately placed securities including those
is restricted under securities law.                                 that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                                    144A Securities.

Illiquid securities: Securities that do not have a ready market,    We may invest up to 15% of net assets in illiquid securities.
and cannot be easily sold within seven days at approximately the price that the Fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

Options represent a right to buy or sell a security at an agreed    The Fund may write call options and purchase put options on a
upon price at a future date. The purchaser of an option may or      covered basis only, and will not engage in option writing
may not choose to go through with the transaction. Certain          strategies for speculative purposes.
options may be considered to be derivative securities.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The  Fund may  lend up to 25% of its  assets  to  qualified  broker/dealers  and
institutional  investors  for  their  use  in  securities  transactions.   These
transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.


Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------- ----------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------- ----------------------------------------------------------------
Market risk is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on
in a certain market -- like the stock or bond market -- will        securities that we believe can appreciate over an extended
decline in value because of factors such as economic conditions,    period of time regardless of interim market fluctuations. We do
future expectations or investor confidence.                         not try to predict overall stock market movements and generally do not trade for short-term purposes.

                                                                    We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risk is the risk that the value of            We follow a rigorous selection process before choosing
securities in a particular industry or the value of an individual   securities and continuously monitor them while they remain in
stock or bond will decline because of changing expectations for     the portfolio.
the performance of that industry or for the individual company
issuing the stock.                                                  The Fund is a diversified portfolio with investments in
                                                                    companies representing many different industries. We do not make additional investments in a stock if that stock represents
                                                                    5% of net assets, nor in an industry if that industry
                                                                    represents 25% of net assets.  However, it is likely that our holdings will be more concentrated in certain industries if the industry as a whole has strong value characteristics. This could increase volatility.

Small company risk is the risk that prices of smaller companies     The Fund maintains a diversified portfolio, selects stocks
may be more volatile than larger companies because of limited       carefully and monitors them continuously. And, because we focus
financial resources or dependence on narrow product lines.          on stocks that are already selling at relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.

Interest rate risk is the risk that securities, particularly        We analyze each company's financial situation and its cashflow
bonds with longer maturities, will decrease in value if interest    to determine the company's ability to finance future expansion
rates rise and increase in value if interest rates fall. However,   and operations.  The potential affect that rising interest
investments in equity securities by small-sized companies, which    rates might have on a stock is taken into consideration before
often borrow money to finance operations, may also be adversely     the stock is purchased.
affected by rising interest rates.

Foreign risk is the risk that foreign securities may be adversely   We typically invest only a small portion of the Fund's
affected by political instability, changes in currency exchange     portfolio in foreign securities.  When we do purchase foreign
rates, foreign economic conditions or inadequate regulatory and     securities, they are often denominated in U.S. dollars. To the
accounting standards.                                               extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to
                                                                    encounter these foreign risks than issuers in developing
                                                                    countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.

Liquidity risk is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Fund values them.


Disclosure of portfolio holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund


Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the Manager was paid 0.50% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense caps.


Portfolio manager
Christopher S. Adams, Francis X. Morris, Michael S. Morris and Donald G. Padilla have primary responsibility for making the day-to-day investment decisions for the Fund. Messrs. Adams, Morris, Morris and Padilla assumed responsibility for the Fund on November 1, 2004.

Christopher S. Adams, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University, England and received a M.B.A. with dual majors in Finance & Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA Charterholder. Mr. Adams is also a member of the CFA Institute and President of the Financial Analysts of Philadelphia.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. In his current role Mr. Morris is a group leader responsible for Core Equity Investments as well as Director of Equity Research. Prior to joining Delaware Investments, he served as Vice President and Director of Equity Research at PNC Asset Management. He is a past president of the Financial Analyst of Philadelphia and is a member of the CFA Institute. In addition, Mr. Morris is a former officer of the National Association of Petroleum Investment Analysts. Mr. Morris received a bachelor's degree from Providence College and holds an MBA degree from Widener University.

Michael S. Morris, Vice President/Portfolio Manager, is the bank sector team leader and a member of the portfolio construction group within the Delaware Core Equity team. Prior to joining Delaware Investments in 1999, he worked as a Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He began his investment career in 1993 at Ohio Casualty. Mr. Morris holds a bachelor's of science degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysts Association.

Donald G. Padilla, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments in 1994 as an Assistant Controller in Delaware Investment's treasury function, responsible for managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401(k) annuities segment. Before joining Delaware Investments, he held positions at the Vanguard Group. Mr. Padilla holds a bachelor's degree in Accounting from Lehigh University. He is a CFA Charterholder. Mr. Padilla is a member of the CFA Institute and the Financial Analysis of Philadelphia.


The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?


This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary wholesaler         |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                       |       |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  ------------
                                                                  Shareholders
                                                                  ------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges
The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

    Amount of purchase             Sales charge as % of offering price          Sales charge as % of amount invested
       Less than  $50,000                          5.75%                                         6.54%
$50,000 but under  $100,000                        4.75%                                         5.41%
$100,000 but under $250,000                        3.75%                                         4.31%
$250,000 but under $500,000                        2.50%                                         3.00%
$500,000 but under $1 million                      2.00%                                         2.44%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation on page 12 for a description of the amount of dealer commission that is paid.

        Amount of purchase             Sales charge as % of offering price          Sales charge as % of amount invested
   $1 million up to $5 million                        none                                          none
Next $20 million up to $25 million                    none                                          none
     Amount over $25 million                          none                                          none

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.


o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.


o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.


o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower dividends than Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealer compensation
Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                              Class A(1)     Class B(2)     Class C(3)     Class R(4)
Commission (%)                    --           4.00%           1.00%          --
  Investment up to $49,999       5.00%          --              --            --
  $50,000 to $99,999             4.00%          --              --            --
  $100,000 to $249,999           3.00%          --              --            --
  $250,000 to $499,999           2.00%          --              --            --
  $500,000 to $999,999           1.60%          --              --            --
  $1,000,000 to $4,999,999       1.00%          --              --            --
  $5,000,000 to $24,999,999      0.50%          --              --            --
  $25,000,000 or more            0.25%          --              --            --
12b-1 Fee to Dealer              0.30%         0.25%           1.00%         0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has voluntarily agreed to waive these 12b-1 fees through May 31, 2005.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase, however the Distributor has voluntarily agreed to waive these 12b-1 fees through May 31, 2005. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C, however the Distributor has voluntarily agreed to waive these 12b-1 fee through May 31, 2005.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase, however the Distributor has voluntarily agreed to waive these 12b-1 fees through May 31, 2005.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares have no up-front sales charge.

------------------------------------------------------------------------------------------------------------------------------------
        Program                           How it works                                          Share class
                                                                                 A                   B                   C
------------------------------------------------------------------------------------------------------------------------------------


Letter of Intent           Through a Letter of Intent you agree to               X          Although the Letter of Intent and
                           invest a certain amount in Delaware                              Rights of Accumulation do not apply to
                           Investments Funds (except money market                           the purchase of Class B and Class C
                           funds with no sales charge) over a                               shares, you can combine your purchase
                           13-month period to qualify for reduced                           of Class A shares with your purchase
                           front-end sales charges.                                         of Class B and Class C shares to
                                                                                            fulfill your Letter of Intent or
Rights of Accumulation     You can combine your holdings or purchases           X           qualify for Rights of Accumulation.
                           of all funds in the Delaware Investments
                           family (except money market funds with no
                           sales charge) as well as the holdings and
                           purchases of your spouse and children
                           under 21 to qualify for reduced front-end
                           sales charges.


Reinvestment of            Up to 12 months after you redeem shares,       For Class A,      For Class B,            Not available
Redeemed Shares            you can reinvest the proceeds without          you will not      your account will
                           paying a sales charge as noted to the          have to pay       be credited with
                           right.                                         an additional     the contingent
                                                                          front-end         deferred sales
                                                                          sales charge.     charge you
                                                                                            previously paid
                                                                                            on the amount
                                                                                            you are
                                                                                            reinvesting.
                                                                                            Your schedule
                                                                                            for contingent
                                                                                            deferred sales
                                                                                            charges and
                                                                                            conversion to
                                                                                            Class A will not
                                                                                            start over again;
                                                                                            it will pick up
                                                                                            from the point at
                                                                                            which you redeemed your
                                                                                            shares.

SIMPLE IRA, SEP IRA,       These investment plans may qualify for                X          There is no reduction in sales charges
SARSEP, Prototype          reduced sales charges by combining the                           for Class B or Class C shares for
Profit Sharing,            purchases of all members of the group.                           group purchases by retirement plans.
Pension, 401(k),           Members of these groups may also qualify
SIMPLE 401(k),             to purchase shares without a front-end
403(b)(7), and 457         sales charge and may qualify for a waiver
Retirement Plans           of any contingent deferred sales charges.

--------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRPAHICE OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRPAHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

Retirement  plans
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

--------------------------------------------------------------------------------
How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRPAHICE OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

You can redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRPAHIC OMITTED: ILLUSTRATION OF A JAGGED WIRE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.


Frequent trading of Fund shares
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.


Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. Financial highlights are not shown for Class B, Class C and Class R shares because these shares have not commenced operations as of the close of the fiscal year


Delaware Small Cap Core Fund                                                                                               Class A
                                                                                                                  Year ended 11/30
                                                                          2004         2003         2002        2001          2000
                                                                      ------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.080     $ 10.290     $ 11.130    $  9.090      $  8.930
Income from investment operations:
Net investment income(1)                                                 0.026        0.036        0.079       0.111         0.159
Net realized and unrealized gain on investments                          2.481        3.350        0.069       2.082         0.720
                                                                      --------     --------     --------    --------      --------
Total from investment operations                                         2.507        3.386        0.148       2.193         0.879
                                                                      --------     --------     --------    --------      ---------
Less dividends and distributions from:
Net investment income                                                   (0.044)      (0.075)      (0.108)     (0.153)       (0.135)
Net realized gain on investments                                        (0.943)      (0.521)      (0.880)       ----        (0.584)
                                                                      --------     --------     --------    --------      --------
Total dividends and distributions                                       (0.987)      (0.596)      (0.988)     (0.153)       (0.719)
                                                                      --------     --------     --------    --------      --------

Net asset value, end of period                                        $ 14.600     $ 13.080     $ 10.290    $ 11.130      $  9.090
                                                                      ========     ========     ========    ========      ========

Total return(2)                                                          20.62%       35.19%        1.08%      24.42%        10.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $     20     $     13     $   ----    $   ----      $  -----
Ratio of expenses to average net assets                                   0.75%        0.75%        0.75%       0.75%         0.75%
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                   1.30%        1.34%        1.34%       1.18%         1.24%
Ratio of net investment income to average net assets                      0.20%        0.33%        0.74%       1.07%         1.81%
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                      (0.35%)      (0.26%)        0.15%       0.63%         1.32%
Portfolio turnover                                                         136%          44%          76%         82%          125%


(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represents the total value of all assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average daily net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total returns
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP CORE FUND

(FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

|_|   For fund information, literature, price, yield and performance figures.
|_| For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

|_| For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Small Cap Core Fund                          CUSIP
                                                      -----
Class A                                             24610B883

Investment Company Act file number: 811-4997

PR-480 [11/30] CC 03/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)


Prospectus    MARCH 30, 2005
--------------------------------------------------------------------------------
              DELAWARE SMALL CAP CORE FUND
              (FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)
              INSTITUTIONAL CLASS


      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of contents
--------------------------------------------------------------------------------


Fund profile                                                              page 2
Delawa're Small Cap Core Fund                                                  2

How we manage the Fund                                                    page 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             7
Disclosure of portfolio holdings                                               7

Who manages the Fund                                                      page 8
Investment manager                                                             8
Portfolio managers                                                             8
Who's who?                                                                     9

About your account                                                       page 10
Investing in the Fund                                                         10
How to buy shares                                                             10
Fair valuation                                                                11
How to redeem shares                                                          12
Account minimum                                                               12
Exchanges                                                                     12
Frequent trading of Fund shares                                               13
Dividends, distributions and taxes                                            14

Financial highlights                                                     page 15

Glossary                                                                 page 17

--------------------------------------------------------------------------------
Profile: Delaware Small Cap Core Fund
--------------------------------------------------------------------------------

What is the Fund's goal?
Delaware Small Cap Core Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of small companies that we believe have a combination of attractive valuations, growth prospects, and strong cash flows. Under normal conditions, at least 80% of the Fund's net assets will be invested in small cap companies (the "80% policy"). This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to such change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. The smaller companies that the Fund may invest in may involve greater risk than other companies due to their size, narrower lines of products and services, limited financial resources and greater sensitivity to economic conditions. Stocks of smaller companies may experience volatile trading and price fluctuations, especially in the short term. In addition, the Fund may have large investments in particular industries at any given time (although never more than 25% of its assets at the time of purchase), a strategy that may increase volatility.

The Fund's 80% policy described above is a non-fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

For a more complete discussion of risk, please see "The risks of the investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o   Investors with long-term financial goals.
o   Investors seeking an investment primarily in common stocks.
o Investors seeking exposure to the capital appreciation opportunities of small companies.

Who should not invest in the Fund
o   Investors with short-term financial goals.
o   Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Small Cap Core Fund performed?


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past six calendar years as well as the average annual return of these shares for the one-year, five-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps.


                      [GRAPHIC OMITTED: BAR CHART SHOWING
                YEAR-BY-YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]


                Year-by-year total return (Institutional Class)


      1999         2000        2001      2002      2003      2004
     ------       ------      ------    ------    ------    ------
      8.24%       14.04%      18.27%    -6.84%    42.70%    21.39%


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -15.51% for the quarter ended September 30, 2002.


Average annual returns for periods ending 12/31/04


------------------------------------------------------------------------------------------------------------------------------
                                                                                1 year       5 years      Lifetime (12/29/98)*
------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                             21.39%       16.83%               16.13%
Return after taxes on distributions                                             15.10%       14.21%               13.37%
Return after taxes on distributions and sale of Fund shares                     19.69%       13.82%               12.99%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)          18.33%        6.61%                8.92%


The Fund's returns are compared to the performance of the Russell 2000 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Russell 2000 Index reports returns on a monthly basis. This figure reflects the return from December 31, 1998 through December 31, 2004.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your    Maximum sales charge (load) imposed on purchases as a             none
investments when you buy or sell shares of the     percentage of offering price
Institutional Class.                               Maximum contingent deferred sales charge (load) as a              none
                                                   percentage of original purchase price or redemption price, whichever is lower
                                                   Maximum sales charge (load) imposed on reinvested dividends       none
                                                   Redemption fees                                                   none
                                                   Exchange fees(1)                                                  none


Annual fund operating expenses are deducted from   Management fees                                                  0.75%
the Fund's assets.
                                                   Distribution and service (12b-1) fees                             none
                                                   Other expenses                                                   0.25%
                                                   Total operating expenses(2)                                      1.00%

This example is intended to help you compare the   1 year                                                          $  102
cost of investing in the Fund to the cost of       3 years                                                         $  318
investing in other mutual funds with similar       5 years                                                         $  552
investment objectives. We show the cumulative      10 years                                                        $1,225
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.



(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) The investment manager has voluntarily agreed to waive fees and pay expenses through May 31, 2005 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

                                             Management fees                                0.50%
      Fund operating expenses including      Distribution and service (12b-1) fees           none
      voluntary expense cap in effect        Other expenses                                 0.25%
      through May 31, 2005.                  Total operating expenses                       0.75%

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 3.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

      We  take  a  disciplined  approach  to  investing,   combining  investment
      strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify stocks of small companies that we believe offer above-average opportunities for long-term price appreciation based on (1) attractive valuations, (2) growth prospects and (3) strong cash flow.

The Fund employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. We typically use a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance sheet quality. In further evaluating the attractiveness of an investment, we consider factors such as business conditions in the company's industry and its competitive position in that industry. We conduct fundamental research on certain investments, which often includes reviewing SEC filings, examining financial statements and meeting with top-level company executives. When constructing the portfolio, we apply controls to ensure the portfolio has acceptable risk characteristics. These characteristics include, but are not limited to, size, valuation, growth, yield and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

Under normal market conditions, at least 80% of the Fund's net assets will be invested in small cap companies. While the Fund will generally invest primarily in common stock of small capitalization companies, the Fund may also invest in convertible securities, futures contracts and options on futures contracts, and warrants from time to time.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------- ---------------------------------------------------------------
                           Securities                                                       How we use them
------------------------------------------------------------------- ---------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a   Generally, we invest 90% to 100% of net assets in these
corporation. Stockholders participate in the corporation's          stocks. Under normal circumstances, at least 80% of the
profits and losses, proportionate to the number of shares they      Fund's net assets will be in investments of small
own.                                                                capitalization companies.

American Depositary Receipts (ADRs): Securities of foreign          The Fund may hold an unlimited amount of ADRs that are actively
entities issued through a U.S. bank representing the bank's         traded in the U.S. when we believe they offer greater value and
holdings of a stated number of shares of a foreign corporation.     greater appreciation potential than U.S. securities.
An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Repurchase agreements: An agreement between a buyer of              Typically, the Fund uses repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in which   investment for the Fund's cash position. In order to enter into
the seller agrees to buy the securities back within a specified     these repurchase agreements, the Fund must have collateral of
time at the same price the buyer paid for them, plus an amount      at least 102% of the repurchase price. The Fund will only enter
equal to an agreed upon interest rate. Repurchase agreements are    into repurchase agreements in which the collateral is comprised
often viewed as equivalent to cash.                                 of U.S. government securities.

Restricted securities: Privately placed securities whose resale     We may invest in privately placed securities including those
is restricted under securities law.                                 that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                                    144A Securities.

Illiquid securities: Securities that do not have a ready market,    We may invest up to 15% of net assets in illiquid securities.
and cannot be easily sold within seven days at approximately the price that the Fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

Options represent a right to buy or sell a security at an agreed    The Fund may write call options and purchase put options on a
upon price at a future date. The purchaser of an option may or      covered basis only, and will not engage in option writing
may not choose to go through with the transaction. Certain          strategies for speculative purposes.
options may be considered to be derivative securities.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
The  Fund may  lend up to 25% of its  assets  to  qualified  broker/dealers  and
institutional  investors  for  their  use  in  securities  transactions.   These
transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.


Portfolio turnover
We anticipate that the Fund's annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. Higher turnover can result in increased transaction costs for investors and may affect the Fund's performance.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------- ---------------------------------------------------------------
                              Risks                                                   How we strive to manage them
------------------------------------------------------------------- ---------------------------------------------------------------
Market risk is the risk that all or a majority of the securities    We maintain a long-term investment approach and focus on
in a certain market -- like the stock or bond market -- will        securities that we believe can appreciate over an extended
decline in value because of factors such as economic conditions,    period of time regardless of interim market fluctuations. We do
future expectations or investor confidence.                         not try to predict overall stock market movements and generally do not trade for short-term purposes.

                                                                    We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risk is the risk that the value of            We follow a rigorous selection process before choosing
securities in a particular industry or the value of an individual   securities and continuously monitor them while they remain in
stock or bond will decline because of changing expectations for     the portfolio.
the performance of that industry or for the individual company
issuing the stock.                                                  The Fund is a diversified portfolio with investments in
                                                                    companies representing many different industries. We do not make additional investments in a stock if that stock represents
                                                                    5% of net assets, nor in an industry if that industry
                                                                    represents 25% of net assets.  However, it is likely that our holdings will be more concentrated in certain industries if the industry as a whole has strong value characteristics. This could increase volatility.

Small company risk is the risk that prices of smaller companies     The Fund maintains a diversified portfolio, selects stocks
may be more volatile than larger companies because of limited       carefully and monitors them continuously. And, because we focus
financial resources or dependence on narrow product lines.          on stocks that are already selling at relatively low prices, we believe we may experience less price volatility than small cap funds that do not use a value-oriented strategy.

Interest rate risk is the risk that securities, particularly        We analyze each company's financial situation and its cashflow
bonds with longer maturities, will decrease in value if interest    to determine the company's ability to finance future expansion
rates rise and increase in value if interest rates fall. However,   and operations.  The potential affect that rising interest
investments in equity securities by small-sized companies, which    rates might have on a stock is taken into consideration before
often borrow money to finance operations, may also be adversely     the stock is purchased.
affected by rising interest rates.

Foreign risk is the risk that foreign securities may be adversely   We typically invest only a small portion of the Fund's
affected by political instability, changes in currency exchange     portfolio in foreign securities.  When we do purchase foreign
rates, foreign economic conditions or inadequate regulatory and     securities, they are often denominated in U.S. dollars. To the
accounting standards.                                               extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to
                                                                    encounter these foreign risks than issuers in developing
                                                                    countries.  The Fund may use hedging techniques to help offset potential foreign currency losses.

Liquidity risk is the possibility that securities cannot be         We limit exposure to illiquid securities.
readily sold within seven days at approximately the price that the Fund values them.


Disclosure of portfolio holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

Who manages the Fund


Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the Manager was paid 0.50% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense caps.


Portfolio manager
Christopher S. Adams, Francis X. Morris, Michael S. Morris and Donald G. Padilla have primary responsibility for making the day-to-day investment decisions for the Fund. Messrs. Adams, Morris, Morris and Padilla assumed responsibility for the Fund on November 1, 2004.

Christopher S. Adams, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and master's degrees in history and economics from Oxford University, England and received a M.B.A. with dual majors in Finance & Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA Charterholder. Mr. Adams is also a member of the CFA Institute and President of the Financial Analysts of Philadelphia.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. In his current role Mr. Morris is a group leader responsible for Core Equity Investments as well as Director of Equity Research. Prior to joining Delaware Investments, he served as Vice President and Director of Equity Research at PNC Asset Management. He is a past president of the Financial Analyst of Philadelphia and is a member of the CFA Institute. In addition, Mr. Morris is a former officer of the National Association of Petroleum Investment Analysts. Mr. Morris received a bachelor's degree from Providence College and holds an MBA degree from Widener University.

Michael S. Morris, Vice President/Portfolio Manager, is the bank sector team leader and a member of the portfolio construction group within the Delaware Core Equity team. Prior to joining Delaware Investments in 1999, he worked as a Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He began his investment career in 1993 at Ohio Casualty. Mr. Morris holds a bachelor's of science degree in Finance from Indiana University. Mr. Morris is a CFA Charterholder and a member of the Bank and Financial Analysts Association.

Donald G. Padilla, Vice President/Portfolio Manager, is a member of the portfolio construction group within the Delaware Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments in 1994 as an Assistant Controller in Delaware Investment's treasury function, responsible for managing corporate cash investments, developing financial models and the financial operations of the Lincoln Life 401(k) annuities segment. Before joining Delaware Investments, he held positions at the Vanguard Group. Mr. Padilla holds a bachelor's degree in Accounting from Lehigh University. He is a CFA Charterholder. Mr. Padilla is a member of the CFA Institute and the Financial Analysis of Philadelphia.


The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of other securities in the Fund.

Who's who?
This  diagram  shows  the  various   organizations   involved   with   managing,
administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------      JPMorgan Chase Bank
    2005 Market Street                                -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               2005 Market Street                    Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 9 for details)                ---------------------------            2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                             2001 Market Street                |
                                         Philadelphia, PA 19103-7055           |
                                     ------------------------------------      |
                                                                        |      |
                                                                        |      |
                                                                  ----------------
                                                                    Shareholders
                                                                  ----------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual  funds  are  legally  required  to  protect  their  portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing distribution or similar services; and

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the Fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Fair valuation
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

How to redeem shares

By mail
You can redeem your  shares  (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally, the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

Frequent trading of Fund shares


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of fund shares and avoid frequent trading in fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the a fund calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/ dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

Dividends, distributions and taxes
The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax laws.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.



Delaware Small Cap Core Fund                                                                                    Institutional Class
                                                                                                                   Year ended 11/30
                                                                          2004         2003         2002         2001          2000
                                                                      -------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.080     $ 10.290     $ 11.130     $  9.090      $  8.930
Income from investment operations:
Net investment income(1)                                                 0.026        0.036        0.079        0.111         0.159
Net realized and unrealized gain on investments                          2.481        3.350        0.069        2.082         0.720
                                                                      --------     --------     --------     --------      --------
Total from investment operations                                         2.507        3.386        0.148        2.193         0.879
                                                                      --------     --------     --------     --------      --------

Less dividends and distributions from:
Net investment income                                                   (0.044)      (0.075)      (0.108)      (0.153)       (0.135)
Net realized gain on investments                                        (0.943)      (0.521)      (0.880)       -----       (0.584)
                                                                      --------     --------     --------     --------      --------
Total dividends and distributions                                       (0.987)      (0.596)      (0.988)      (0.153)       (0.719)
                                                                      --------     --------     --------     --------      --------

Net asset value, end of period                                        $ 14.600     $ 13.080     $ 10.290     $ 11.130      $  9.090
                                                                      ========     ========     ========     ========      ========

Total return(2)                                                          20.62%       35.19%        1.08%       24.42%        10.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $  4,765     $  3,948     $  2,921     $  2,890      $  2,322
Ratio of expenses to average net assets                                   0.75%        0.75%        0.75%        0.75%         0.75%
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                                   1.00%        1.04%        1.04%        0.88%         0.94%
Ratio of net investment income to average net assets                      0.20%        0.33%        0.74%        1.07%         1.81%
Ratio of net investment income (loss) to average net assets prior
to expense limitation and expenses paid indirectly                      (0.05%)        0.04%        0.45%        0.93%         1.62%
Portfolio turnover                                                         136%          44%          76%          82%          125%


(1) The average shares outstanding method has been applied for per share information.


(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

How to read the financial highlights


Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average daily net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets
Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 2000 Index
Russell 2000 Index, an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000 Index.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE SMALL CAP CORE FUND

(FORMERLY  DELAWARE SMALL CAP CONTRARIAN FUND)


Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in this Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.


You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

--------------------------------------------------------------------------------

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
|_| For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Small Cap Core Fund                         CUSIP
                                                     -----
Institutional Class                                24610B859

Investment Company Act file number: 811-4997

PR-483 [11/30] CC 03/05

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of Class A, B, C and R Shares should contact their financial advisor or call Delaware Investments at 800 523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800 510-4015.


INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------------------------------------------------------
DELAWARE GROUP EQUITY FUNDS V
--------------------------------------------------------------------------------
DELAWARE DIVIDEND INCOME FUND
DELAWARE SMALL CAP CORE FUND
(FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)
DELAWARE SMALL CAP VALUE FUND

A CLASS
B CLASS
C CLASS
R CLASS

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
PART B

STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


MARCH 30, 2005


                                       Delaware
                                       Investments(SM)
                                       --------------------------------------
                                       A member of Lincoln Financial Group(R)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 30, 2005
                          DELAWARE GROUP EQUITY FUNDS V
                          Delaware Dividend Income Fund
                          Delaware Small Cap Core Fund
                          Delaware Small Cap Value Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

              For more information about the Institutional Classes:
                                  800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares, Class C Shares and Class R Shares:
                             Nationwide 800 523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800 362-7500

     Delaware Group Equity Funds V ("Equity Funds V") is a professionally-managed mutual fund of the series type which currently offers three series of shares: Delaware Dividend Income Fund series ("Dividend Income Fund"), Delaware Small Cap Core Fund series (formerly Delaware Small Cap Contrarian Fund series, "Small Cap Core Fund") and Delaware Small Cap Value Fund series ("Small Cap Value Fund") (individually, a "Fund", and collectively, the "Funds").

     Each Fund offers Class A Shares, Class B Shares, Class C Shares and R Class Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to as the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of Equity Funds V, except where noted.

     This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Fund Classes dated March 30, 2005 and the current Prospectuses for the Institutional Classes dated March 30, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. Prospectuses relating to the Fund Classes and prospectuses relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent registered public accounting firm are incorporated by reference from the Annual Reports into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.



Table Of Contents                                  Page                                                         Page
Cover Page                                                     Redemption and Exchange
Investment Policies                                            Dividends and Realized Securities Profits
                                                                 Distributions
Accounting and Tax Issues                                      Taxes
Disclosure of Portfolio Holdings Information                   Investment Management Agreement
Performance Information                                        Officers and Trustees
Trading Practices and Brokerage                                General Information
Purchasing Shares                                              Financial Statements
Investment Plans                                               Appendix A - Description of Ratings
Determining Offering Price and Net Asset Value

INVESTMENT POLICIES

Investment Restrictions

     Fundamental Investment Restrictions--Each Fund each has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of a Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities of a Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or b) more than 50% of the outstanding voting securities of a Fund. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

      2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

      3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

      4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

      Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

      1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds".

      2. Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

      In addition, Small Cap Value Fund shall not:

      1. Invest more than 5% of the market or other fair value of assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) with respect to 75% of the portfolio.

      2. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      3. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

      4. Purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

      5. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Act.

      6. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      7. Write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.

      8. Purchase securities on margin, make short sales of securities or maintain a net short position.

      9. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

      10. Purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of the Fund or of its investment manager if or so long as the trustees and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

      11. Invest in interests in oil, gas or other mineral exploration or development programs.

      12. Invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days and other illiquid assets.

      13. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

      Small Cap Value Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

      Small Cap Value Fund has a policy that it will not invest in commodities, however, the Fund reserves the right to invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.

      Although not a fundamental investment restriction, Small Cap Value Fund currently does not invest its assets in real estate limited partnerships.

      In addition, Dividend Income Fund shall not:

      1. With respect to 75% of its total assets, invest more than 5% of the value of its assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the outstanding voting securities of any one company.

      2. Invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act.

      3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objectives and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      4. Purchase or sell real estate. This restriction shall not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

      5.  Invest  in  companies  for  the  purpose  of  exercising   control  or
management.

      6. Engage in the underwriting of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

      7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      8. Buy or sell commodities or commodity contracts, except that the Fund may invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.

      9. Invest in interests in oil, gas or other mineral exploration or development programs.

      10. Purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

      11. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined by the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

      12. Dividend Income Fund will not purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds V, or an officer, trustee or partner Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

      13. Other than securities of real estate investment trusts, Dividend Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such company or companies.

Repurchase Agreements
      A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware Management Company (the "Manager"), under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 102% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

      The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Investments funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

Portfolio Loan Transactions
      Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds; 3) the Funds must be able to terminate the loan after notice, at any time; 4) the Funds must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Funds may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds V know that a material event will occur affecting a loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

      The major risk to which a Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Non-Traditional Equity Securities
      Dividend Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

      Dividend Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Restricted Securities
      Each Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act. All of the Funds' option activities will be engaged in a manner that is consistent with the Securities and Exchange Commission's position concerning segregation of assets with a Fund's custodian bank.

      While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that Small Cap Value Fund has no more than 10% and Small Cap Core Fund and Dividend Income Fund have no more than 15% of their respective net assets invested in illiquid securities.

Foreign Securities

      Each Fund may invest in securities of foreign companies. However, Small Cap Value Fund will not invest more than 25% and Small Cap Core Fund will not invest more than 5% of the value of their respective assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts ("ADRs"), on which there are no such limits). Although Small Cap Value Fund may invest up to 25% of its net assets in foreign securities the Manager typically invests only a small portion of the Fund's portfolio in such securities. Dividend Income Fund may, in addition to investing in securities of foreign companies, invest in foreign government securities. No more than 20% of the value of Dividend Income Fund's total assets, at the time of purchase, will be invested in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there are no such limits).

      ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, and unsponsored ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

      A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

      Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

      The Funds will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Funds may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

      The Funds may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' foreign securities or will prevent loss if the prices of such securities should decline.

      Each Fund's Custodian for its foreign securities is JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245.

U.S. Government Securities

      U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

      An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

      The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Brady Bonds

      Among the foreign fixed-income securities in which Dividend Income Fund may invest are Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally commercial bank debt). Brady Bonds are not direct or indirect obligations of the U.S. government or any of its agencies or instrumentalities and are not guaranteed by the U.S. government or any of its agencies or instrumentalities. In so restructuring its external debt, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions such as the World Bank and the International Monetary Fund, to exchange its commercial bank debt for newly issued bonds (Brady Bonds).The Manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment. Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.


Zero Coupon Bonds and Pay-In-Kind Bonds

      Although Dividend Income Fund does not intend to purchase a substantial amount of zero coupon bonds or PIK bonds, from time to time, the Fund may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Fund. Investment in zero coupon or PIK bonds would require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold or borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

When-Issued and Delayed Delivery Securities

      Dividend Income Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Investment Company Securities

      Any investments that Dividend Income Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

Options

      Small Cap Value Fund and Small Cap Core Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. Dividend Income Fund may purchase call and put options and write call options on a covered basis only. The Funds will not engage in option strategies for speculative purposes.

      A. Covered Call Writing-- Small Cap Value Fund and Small Cap Core Fund may write covered call options from time to time on such portion of its respective portfolio, without limit, as the Manager determines is appropriate in seeking to obtain that Fund's investment objective. Dividend Income Fund may write covered call options in an amount not to exceed 10% of its total assets. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, a Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      With respect to both options on actual portfolio securities owned by the Funds and options on stock indices, the Funds may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

      The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

      A Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or securities convertible or exchangeable into the securities subject to the call option at no additional consideration or a Fund owns a call option on the relevant securities with an exercise price no higher than the exercise price on the call option written or subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current underlying securities. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      B. Purchasing Call Options--Dividend Income Fund may purchase call options in an amount not to exceed 2% of its total assets. When Dividend Income Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The advantage of purchasing call options is that the Fund may alter its portfolio's characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

      Dividend  Income  Fund  may,  following  the  purchase  of a call  option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option. There is no assurance, however, that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

      C. Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

      The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect an unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Funds will lose the value of the premium paid. Each Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      The Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices

      A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

      Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

      As with stock options, the Funds may offset their positions in stock index options prior to expiration by entering into closing transactions, on an Exchange or they may let the options expire unexercised.

      A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

      The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since each Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Funds of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

      Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

      The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

      Dividend Income Fund may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When Dividend Income Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

      Dividend Income Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

      The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

      If a put or call option that the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's securities against the risk of rising interest rates.

      To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

      Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

High-Yield, High Risk Securities

      Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

      A. Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

      Small Cap Value Fund and Small Cap Core Fund will not ordinarily purchase securities rated below Baa by Moody's or BBB by S&P. However, these Funds may do so if the Manager believes that capital appreciation is likely. None of these Funds will invest more than 25% of its assets in such securities. While Dividend Income Fund will not invest more than 45% of its assets in high-yield, high risk debt securities, it has the authority to invest up to all of its net assets in lower rated securities, which would include income generating equity securities such as convertible securities and preferred stocks.

      B. Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

      C. Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

Short Sales

      Dividend Income Fund may make short sales in an attempt to protect against market declines. Typically, short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

      The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

      In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

      The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company.

Concentration

      In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

      When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability.

      In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      The premium paid by the Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a short-term or long-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

      Options on Certain Stock Indices -- Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year will be required to be marked to market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      Other Tax Requirements -- Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes.

      The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

      (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

      (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to you by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

      When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

      Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

      Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

      Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

      If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

      The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

      Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

      Investment in Passive Foreign Investment Company Securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

      A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

      The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

      You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of the Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.

Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

PERFORMANCE INFORMATION

      From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-year, five-years and ten-years or life-of-fund period, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

      The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                                 n
                                                        P (1 + T) = ERV
         Where:              P       =    a hypothetical initial purchase order
                                           of $1,000 from which, in the case of
                                          only Class A Shares, the maximum
                                          front-end sales charge is deducted;
                             T       =    average annual total return;
                             n       =    number of years;
                            ERV      =    redeemable value of the hypothetical
                                          $1,000 purchase at the end of the
                                          period after the deduction of the
                                          applicable CDSC, if any, with respect
                                          to Class B Shares and Class C Shares.

      In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

      Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

      The performance of each Fund, as shown below for each Class, is the average annual total return quotations for the 1-year, 5-year and 10-year periods through November 30, 2004. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.




      The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 2004. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 2004. The average annual total returns for Class B Shares for the 10-year period, as applicable, reflects the conversion to Class A Shares after 8 years.

      Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

      Returns are not shown for Class B, Class C and Class R Shares of Small Cap Core Fund because the classes had not commenced operations as of the close of the fiscal year.

      Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of each Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.


      The average annual total returns for each Class is shown for the 1-year, 5-year or 10-year periods ending November 30, 2004. If a Class has not been in existence for a full 1-year, 5-year or 10-year period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10-year period.


                                                     Average Annual Total Return


Dividend Income Fund(1)                                                       1 year ended    5 years ended
                                                                                 11/30/04         11/30/04      Life of Fund(5)
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (at offer before taxes)(2, 3)                                       5.94%             7.72%            9.83%
Class A Shares (at offer after taxes on distributions)(2, 3)                       4.62%             5.66%            7.21%
Class A Shares (at offer after taxes on distributions and sale of fund
shares)(2, 3)                                                                      3.86%             5.32%            6.85%
Class A Shares (at NAV before taxes)(3)                                            9.02%            10.64%           12.38%
Class B Shares (including CDSC before taxes)(4)                                    7.54%              N/A             9.43%
Class B Shares (including CDSC after taxes on distributions)(4)                    6.43%              N/A             8.47%
Class B Shares (including CDSC after taxes on distributions and sale of fund
shares)(4)                                                                         4.90%              N/A             7.46%
Class B Shares (excluding CDSC before taxes)(4)                                   11.54%              N/A            12.17%
Class C Shares (including CDSC before taxes)                                      10.53%              N/A            12.17%
Class C Shares (including CDSC after taxes on distributions)                       9.43%              N/A            11.21%
Class C Shares (including CDSC after taxes on distributions and sale of fund
shares)                                                                            6.85%              N/A             9.79%
Class C Shares (excluding CDSC before taxes)                                      11.53%              N/A            12.17%
Class R Shares (before taxes)                                                     11.86%              N/A            12.63%
Class R Shares (after taxes on distributions)                                     10.57%              N/A            11.52%
Class R Shares (after taxes on distributions and sale of fund shares)              7.71%              N/A            10.09%
Institutional Class Shares (before taxes)                                         12.55%             9.10%           10.68%
Institutional Class Shares (after taxes on distributions)                         11.05%             6.99%            8.04%
Institutional Class Shares (after taxes on distributions and sale of fund
shares)                                                                            8.15%             6.50%            7.61%

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In the absence of such waivers, performance would have been affected negatively.

(2) Effective March 30, 1999, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge. Prior to March 30, 1999, the maximum front-end sales charge was 4.75%.

(3) Delaware Dividend Income Fund A Class began paying 12b-1 payments on October 1, 2003 and performance prior to that date does not reflect such payments.

(4) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.

(5) Date of initial public offering of Delaware Dividend Income Fund Class A Shares was December 2, 1996; date of initial public offering of Delaware Dividend Income Fund Class B Shares was October 1, 2003; date of initial public offering of Delaware Dividend Income Fund Class C Shares was
      October 1, 2003; date of initial public offering of Delaware Dividend Income Fund Class R Shares was October 1, 2003 and date of initial public offering of Delaware Dividend Income Fund Institutional Class shares was December 2, 1996.

                                                     Average Annual Total Return


Small Cap Core Fund(1)                                                           1 year ended     5 year ended    Life of Fund(3)
                                                                                     11/30/04        11/30/04
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares (at offer before taxes)(2)                                            16.41%            14.63%         13.67%
Class A Shares (at offer after taxes on distributions) (2)                           11.89%            14.29%         12.86%
Class A Shares (at offer after taxes on distributions and sale of fund shares) 2      9.70%            13.05%         11.75%
Class A Shares (at NAV before taxes)                                                 20.62%            17.79%         15.78%
Institutional Class Shares (before taxes)                                            20.62%            17.79%         15.78%
Institutional Class Shares (after taxes on distributions)                            18.74%            15.64%         13.99%
Institutional Class Shares (after taxes on distributions and sale of fund
shares)                                                                              14.27%            14.28%         12.80%

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Plans Under Rule 12b-1 for the Fund Classes for information regarding expense caps for the Fund. In the absence of such waivers, performance would have been affected negatively.

(2) Effective March 30, 1999, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge. Prior to March 30, 1999, the maximum front-end sales charge was 4.75%.

(3) Date of initial public offering of Delaware Small Cap Core Fund Class A Shares was December 29, 1998 and date of initial public offering of Delaware Small Cap Core Fund Institutional Class shares was December 29, 1998.


                                                     Average Annual Total Return


Small Cap Value Fund                                                              1 year     5 years     10 years
                                                                                  ended        ended       ended     Life of
                                                                                 11/30/04   11/30/04     11/30/04     Fund(3)
------------------------------------------------------------------------------------------------------------------------------
Class A Shares (at offer before taxes)(1)                                          14.29%      13.15%          N/A      13.59%
Class A Shares (at offer after taxes on distributions)(1)                          13.18%      11.45%          N/A      12.38%
Class A Shares (at offer after taxes on distributions and sale of fund shares)1    12.00%      11.68%          N/A       9.89%
Class A Shares (at NAV before taxes)                                               15.65%      13.82%          N/A      20.52%
Class B Shares (including CDSC before taxes)(2)                                    14.58%      13.18%          N/A      15.69%
Class B Shares (including CDSC after taxes on distributions)(2)                    13.48%      11.59%          N/A      14.36%
Class B Shares (including CDSC after taxes on distributions and sale of fund
shares)2                                                                           12.30%      10.75%          N/A      11.38%
Class B Shares (excluding CDSC before taxes)(2)                                    14.84%      13.18%          N/A      19.69%
Class C Shares (including CDSC before taxes)                                       14.85%         N/A       18.69%      12.46%
Class C Shares (including CDSC after taxes on distributions)                       13.77%         N/A       17.37%      10.76%
Class C Shares (including CDSC after taxes on distributions and sale of fund       12.55%         N/A       13.33%      10.04%
Class C Shares (excluding CDSC before taxes)                                       14.85%         N/A       19.69%      12.46%
Class R Shares (before taxes)                                                         N/A         N/A       20.15%      28.61%
Class R Shares (after taxes on distributions)                                         N/A         N/A       18.87%      27.69%
Class R Shares (after taxes on distributions and sale of fund shares)                 N/A         N/A       14.23%      24.20%
Institutional Class Shares (before taxes)                                          16.01%      14.16%          N/A      20.88%
Institutional Class Shares (after taxes on distributions)                          14.84%      12.37%          N/A      19.61%
Institutional Class Shares (after taxes on distributions and sale of fund
shares)                                                                            13.50%      11.55%          N/A      14.68%

(1) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge. Prior to November 2, 1998, the maximum front-end sales charge was 4.75%.

(2) Effective November 18, 2002, the CDSC schedule for Class B Shares was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year and (v) 0% thereafter.

(3) Date of initial public offering of Small Cap Value Fund Class A Shares was June 24, 1987; date of initial public offering of Small Cap Value Fund Class B Shares was September 6, 1994; date of initial public offering of Small Cap Value Fund Class C Shares was November 29, 1995; date of initial public offering of Small Cap Value Fund Class R Shares was June 2, 2003 and date of initial public offering of Small Cap Value Fund Institutional Class shares was November 9, 1992.

      Dividend Income Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

      The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                                                                 a-b      6
                                                  YIELD = 2 [( ----- + 1) - 1]
                                                                 cd
         Where:              a       =    dividends and interest earned during the period;
                             b       =    expenses accrued for the period (net of reimbursements);
                             c       =    the average daily number of shares outstanding during the period that were entitled to receive dividends;
                             d       =    the maximum offering price per share on the last day of the period.

      The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by Dividend Income Fund. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in sales charges on investments.


      For the 30-day period ended November 30, 2004, the yield of Dividend Income Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class were 2.60%, 2.02%, 2.03%, 2.41% and 3.00%, respectively, reflecting applicable waivers and reimbursements by the Manager and Distributor.


      Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in any class of the Funds in the future. Investors should note that the income earned and dividends paid by Dividend Income Fund will vary with the fluctuation of interest rates and performance of the portfolio to the extent of a Fund's investments in debt securities.

Dollar-Cost Averaging

      For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval - or example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

      Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

      The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                  Number
                        Investment          Price Per            of Shares
                          Amount              Share              Purchased

      Month 1              $100              $10.00                 10
      Month 2              $100              $12.50                  8
      Month 3              $100               $5.00                 20
      Month 4              $100              $10.00                 10
--------------------------------------------------------------------------------
                           $400              $37.50                 48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

      This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

The Power of Compounding

      When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

      Each Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.


      During the fiscal years ended November 30, 2004, 2003 and 2002, the aggregate dollar amounts of brokerage commissions paid by Dividend Income Fund were $141,908, $9,293 and $2,609, respectively. During the fiscal years ended November 30, 2004, 2003 and 2002, the aggregate dollar amounts of brokerage commissions paid by Small Cap Core Fund were $12,340, $6,344 and $7,776, respectively. During the fiscal years ended November 30, 2004, 2003 and 2002, the aggregate dollar amounts of brokerage commissions paid by Small Cap Value Fund were $671,171, $653,387 and $701,199, respectively.


      The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


      During the fiscal year ended November 30, 2004, portfolio transactions of Dividend Income Fund, Small Cap Core Fund and Small Cap Value Fund in the amount of $23,206,069, $780,204 and $89,764,204, respectively, resulting in brokerage commissions of $38,956, $1,984 and $226,350, respectively were directed to brokers for brokerage and research services provided.


      As provided in the Securities Exchange Act of 1934 and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investment family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

      The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds V's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

      Consistent with NASD Conduct Rules, and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments Family of Funds, such as custodian fees.

Portfolio Turnover
      Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level of interest rates. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

      The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options, which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

      The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

      We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result increased transaction costs and tax liability for investors.

      The portfolio turnover rates for the Funds for the past two fiscal years were as follows:

Portfolio Turnover                                   2004            2003
Delaware Dividend Income Fund                         95%             212%
Delaware Small Cap Core Fund                         136%              44%
Delaware Small Cap Value Fund                         35%              42%

      The Small Cap Core Fund and Small Cap Value Fund generally have a portfolio turnover rate below 100%. As a result of the Small Cap Core Fund's repositioning due to the changes in its investment objective and policy, the Fund engaged in more active and frequent trading of portfolio securities, thus reporting the increased portfolio turnover for the fiscal year ending 2004.

      The Dividend Income Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover may exceed 100%. As a result of the settling of the stock market in new issues and total returns from 2003, the Fund reported a decreased in portfolio turnover.

PURCHASING SHARES

      The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds V or the Distributor.

      The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

      Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds V will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a contingent deferred sales charge ("CDSC").

      Selling dealers are responsible for transmitting orders promptly. Equity Funds V reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

      Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

      Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

      The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds V and the Distributor intend to operate in compliance with these rules.

      Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Absent applicable fee waivers, Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

      Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed within two years of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Absent applicable fee waivers, Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

      Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Absent applicable fee waivers, Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

      Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

      Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

      Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Fund's 12b-1 Plans.

      The Distributor has voluntarily elected to waive the payment of 12b-1 Plan expenses by Small Cap Core Fund from the commencement of the public offering through May 31, 2005. The Distributor has contracted to limit the Class A Shares 12b-1 plan expenses through March 31, 2006 to no more than 0.25% of average daily net assets for Dividend Income Fund.

      Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds V for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares

      The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

      The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

      Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

      In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B
Shares and Class C Shares, Class R shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

      For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

      Dividends, if any, paid on each Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares

      Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

      As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

      In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

      An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge -- Class B Shares and Class C Shares

      Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge -- Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

      During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

      In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative -- Class B Shares

      Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

      Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

      Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

      Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

      Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative -- Class C Shares

     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

     Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds V has adopted a separate plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

     The Plans permit a Fund, pursuant to its Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the
Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds V. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. Equity Funds V's Board of Trustees may reduce these amounts at any time.

     The Distributor has voluntarily elected to waive all payments under the 12b-1 Plan for each Class of Small Cap Core Fund during the commencement of the Fund through May 31, 2005. The Distributor has contracted to limit the Class A Shares 12b-1 plan expenses through March 31, 2006 to no more than 0.25% of average daily net assets for Dividend Income Fund.


     While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds V's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional  amounts from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds V, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds V and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

     Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds V having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds V must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended November 30, 2004, 12b-1 payments from Class A Shares, Class B Shares, Class C Shares and Class R Shares of Dividend Income Fund and Small Cap Value Fund are shown below. There were no payments from Class A Shares of Small Cap Core Fund.

------------------------------------------------------------------------------------------------------------
Dividend Income Fund                       Class A          Class B(1)          Class C(1)       Class R(1)
------------------------------------------------------------------------------------------------------------
Advertising                                     ----               ----               ----             ----
Annual/Semi-Annual Reports               $     1,139      $         553       $       ----     $        165
Broker Trails                            $   107,156      $      34,507       $     14,566     $        816
Broker Sales Charges                            ----      $      57,154       $    306,609             ----
Dealer Service Expenses                         ----               ----               ----             ----
Interest on Broker Sales Charges                ----      $      23,226       $      4,545             ----
Commissions to Wholesalers                      ----               ----               ----             ----
Promotional-Broker Meetings                     ----               ----               ----             ----
Promotional-Other                        $      ----      $       7,067               ----     $          1
Prospectus Printing                      $      ----      $       1,493               ----     $          4
Telephone                                       ----               ----               ----             ----
Wholesaler Expenses                             ----      $      14,263               ----     $         12
Other                                           ----               ----               ----             ----
Total                                    $   109,518      $     138,263       $    325,720     $        998
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Sample Cap Value Fund                      Class A          Class B             Class C          Class R2


------------------------------------------------------------------------------------------------------------
Advertising                                     ----               ----               ----              ----
Annual/Semi-Annual Reports               $     6,979      $       3,060       $      1,448     $         232
Broker Trails                            $   597,100      $     265,158       $    358,663     $      14,217
Broker Sales Charges                            ----      $     548,581       $    140,906              ----
Dealer Service Expenses                         ----               ----               ----              ----
Interest on Broker Sales Charges                ----      $     154,349       $      4,475              ----
Commissions to Wholesalers                      ----               ----               ----              ----
Promotional-Broker Meetings                     ----               ----               ----              ----
Promotional-Other                        $    13,042      $       4,461       $      2,503     $          62
Prospectus Printing                      $     4,042      $       1,792       $        893     $          27
Telephone                                       ----               ----               ----              ----
Wholesaler Expenses                      $   119,924      $      77,653       $     34,996     $       2,524
Other                                           ----               ----               ----              ----
Total                                    $   741,087      $   1,055,054       $    543,884     $      17,062
------------------------------------------------------------------------------------------------------------

(1)  Commenced operations on October 1, 2003.
(2)  Commenced operations on June 2, 2003.

Other Payments to Dealers -- Class A Shares, Class B Shares, Class C Shares and Class R Shares

     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features -- Class A Shares

Buying Class A Shares at Net Asset Value

     Class A Shares of the Fund may be  purchased  at net asset  value under the
Delaware   Investments   Dividend   Reinvestment   Plan   and,   under   certain
circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

     Current and former officers, trustees/directors and employees of Equity Funds V, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

     Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

     Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

     Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

     Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platforms.

     Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     Equity Funds V must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

     Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

     The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds V which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

     In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

     In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware VIP Trust Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

     Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

     Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

     Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

     The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares

     Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on the Delaware Investments retirement record keeping system that are offering R Class Shares to participants.

Institutional Classes

     The Institutional Class of each Fund is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

     Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Small Cap Core Fund as well as the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

     If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

     Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of a Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

     Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans

     The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described in Investing by Exchange under Investment Plans. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer

     Direct Deposit Purchase Plan -- Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

     Automatic Investing Plan -- Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This  option is not  available  to  participants  in the  following  plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

     Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail

     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds V for proper instructions.

MoneyLine(SM) On Demand

         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

      Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

      Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

      Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

      This option is not  available  to  participants  in the  following  plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
      To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

      The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

      An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

      Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone,
Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
      An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) Defined Contribution Plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell Education Savings Account.

      Among the retirement plans that Delaware Investments offers, Class B Shares are available only for IRAs, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

      Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

      For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

      Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRA for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

      Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

      It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

      Taxable distributions from the retirement plans described below may be subject to withholding.

      Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
      Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")

      A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures
      The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell ESA are available in addition to the existing deductible IRA and non-deductible IRA. Deductible and Non-deductible IRAs

      An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deduction and whether the taxpayer is an active participant in an employer sponsored retirement plan.

      In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008, with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

        The annual contribution limits through 2008 are as follows:

                Calendar Year         Under Age 50         Age 50 and Above
                -------------         ------------         ----------------
                    2004                 $3,000                 $3,500
                    2005                 $4,000                 $4,500
                 2006-2007               $4,000                 $5,000
                    2008                 $5,000                 $6,000


      Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2004 A partial deduction is allowed for married couples with income greater than $65,000 and less than $75,000 and for single individuals with AGI greater than $45,000 and less than $55,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


      Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limits.

      Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs

      Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

      A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

      (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

      (2) Substantially equal installment payments for a period certain of 10 or more years;

      (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

      (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

      (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs

      For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a Roth IRA, reduced by any contributions to a deductible or non-deductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

      Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

      Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no additional excise tax for early withdrawal would apply.

Coverdell Education Savings Accounts

      For taxable years beginning after December 31, 1997, the Coverdell Education Savings Account ("Coverdell ESA") has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year per beneficiary and qualifying expenses will no longer be limited to those related to higher education. Elementary (including kindergarten) ad secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses as academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.

      The $2,000 annual limit is in addition to the $3,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell ESAs. In addition, multiple Coverdell ESAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

      The $2,000 annual contribution limit for a Coverdell ESA is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell ESA established on behalf of any individual.

      Distributions from a Coverdell ESA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

      Any balance remaining in a Coverdell ESA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and generally subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free transfers and rollovers of account balances from one Coverdell ESA benefiting one beneficiary to another Coverdell ESA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs

      An employer or association of employees may establish a Group IRA for its for employees or members who want to purchase shares of the Fund.

      Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution taxes, but distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% additional tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution.

      Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% additional tax if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used within 120 days of the distribution to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a principal residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

      Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

Simplified Employee Pension Plan ("SEP/IRA")

      A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

      Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employee may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

      Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations as well as taxable entities may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

      Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")

      Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is a Delaware Investments 457 Deferred Compensation Plan available. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA

      A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

      A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class Shares are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent or certain authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers have the responsibility of transmitting orders promptly.

      The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

      An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements, which are incorporated by reference into this Part B.

      Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange or at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. The use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

      Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds V's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

      You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

      Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

      Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

      Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or
Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

      Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

      Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

      If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

      In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

      Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds V has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

      The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

      Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wire fee, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

      Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

      You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

      Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.

Written Exchange

      You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

      To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

      The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

      Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption -- Check to Your Address of Record

      The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption -- Proceeds to Your Bank

      Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

      The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

      The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand

      You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

      Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

Systematic Withdrawal Plans

      Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

      Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.
Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

      The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

      Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

      An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

      The Systematic Withdrawal Plan is not available for Small Cap Core Fund or the Funds' Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

      For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

      The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

      Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

      In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

      The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from a death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares

      The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size;
(ii)  returns  of  excess  contributions  to an IRA,  SIMPLE  IRA,  SEP/IRA,  or
403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

      The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

      The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which RFS provides fully-bundled retirement plan services and maintains participant records on its proprietary record keeping system.

                                      * * *

      In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

      Dividend Income Fund will normally make payments from net investment income, if any, quarterly and Small Cap Core Fund and Small Cap Value Fund will normally make such payments, if any, annually. The Funds' will normally make payments from net realized securities profit, if any, annually. Any payments will be made during the first quarter of the next fiscal year.

      Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

      All dividends and any capitals gains distributions will be automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes of Dividend Income Fund and Small Cap Value Fund, an election to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Systematic Withdrawal Plans above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. Each Fund may deduct from a shareholder's account the costs of that Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Jobs and Growth Tax Relief Reconciliation Act of 2003

      On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends

      Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

      The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a regulated investment company (RIC) for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

      The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

      Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains

      Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

      The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

      The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up Withholding Changes
      Prior  to  the  passage  of  JGTRRA  the  backup   withholding   rate  for
shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

      It is the policy of each Fund to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Code. Each Fund has met these requirements in previous years and intends to meet them this year. Each Fund is treated as a separate tax entity, and any capital gains and losses for each Fund are calculated separately.

      A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. The rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

      Dividends from net investment income (e.g., dividends and interest less expenses incurred in the operation of a Fund) and short-term capital gains distributions are treated by shareholders as ordinary income, subject to the rules for qualified dividends enacted by JGTRRA, for federal income tax purposes. Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.

      A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

      Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

      Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

      If you redeem some or all of yours shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

      A portion of each Fund's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by each Fund that so qualifies will be designated each year in a notice to that Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

      For the fiscal year ended November 30, 2004, 50% of the dividends from net investment income of Dividend Income Fund was eligible for this deduction. For the fiscal year ended November 30, 2004, 4% of the dividends from net investment income of Small Cap Value Fund was eligible for this deduction.

      See also Other Tax Requirements under Accounting and Tax Issues in this Part B.

INVESTMENT MANAGEMENT AGREEMENT

      The Manager, located at 2005 Market Street,  Philadelphia,  PA 19103-7094,
furnishes   investment   management  services  to  each  Fund,  subject  to  the
supervision and direction of Equity Funds V's Board of Trustees.


      The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $100.0 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


      The Investment Management Agreement for each Fund is dated November 23, 1999, and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds V who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds V or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

The management fee rate schedule for each Fund is as follows:

-----------------------------------------------------------------------
                           Management Fee Schedule
Fund Name                 (as a percentage of average daily net assets)
                                          Annual Rate
-----------------------------------------------------------------------
Dividend Income Fund        0.65% on first $500 million;
                            0.60% on next $500 million;
                            0.55% on next $1,500 million; and
                            0.50% on assets in excess of $2,500 million.
                            0.75% on first $500 million;
                            0.70% on next $500 million;

Small Cap Core Fund         0.65% on next $1,500 million; and
                            0.60% on assets in excess of $2,500 million.
                            0.75% on first $500 million;
                            0.70% on next $500 million;

Small Cap Value Fund        0.65% on next $1,500 million; and
                            0.60% on assets in excess of $2,500 million.


       On November 30, 2004, the total net assets of Equity Funds V were $701,024,464, broken down as follows:

         Dividend Income Fund           $ 219,976,386

         Small Cap Core Fund            $   4,785,261

         Small Cap Value Fund           $ 476,262,817


      Under the general supervision of the Board of Trustees, the Manager makes all investment decisions that are implemented by the Fund. On November 30, 2004, the investment management fees paid for each Fund for the past three fiscal years were as follows:

-------------------------------------------------------------------------------------------------------
Fund                         November 30, 2004          November 30, 2003        November 30, 2002
-------------------------------------------------------------------------------------------------------
Dividend Income Fund         $710,153     earned        $27,247     earned       $21,295       earned
                             $402,956     paid          $-0-        paid         $12,996       paid
                             $307,197     waived        $27,247     waived       $8,299        waived
Small Cap Core Fund          $31,621      earned        $24,025     earned       $22,535       earned
                             $20,970      paid          $14,806     paid         $13,782       paid
                             $10,651      waived        $9,219      waived       $8,753        waived
Small Cap Value Fund         $3,373,984   earned        $2,587,068  earned       $2,594,500    earned
                             $3,373,984   paid          $2,587,068  paid         $2,594,500    paid
                             $-0-         waived        $-0-        waived       $-0-          waived

      The Manager has contracted to waive its management fee payable by Dividend Income Fund and pay certain expenses of the Fund to the extent necessary to limit total operating expenses to 0.75% (exclusive of 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses and certain insurance costs) through March 31, 2006.

      The Manager has agreed to waive its management fee payable by Small Cap Core Fund and pay certain expenses of the Fund to the extent necessary to limit total operating expenses to 0.75% (exclusive of 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses and certain insurance costs) from the commencement of operations through May 31, 2005.

      The Manager has contracted to waive its management fee payable by Small Cap Value Fund and pay certain expenses of the Fund to the extent necessary to limit total operating expenses to 1.45% (exclusive of 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses and certain insurance costs) through February 28, 2006.

      The trustees of Equity Funds V annually review fees paid to the Manager.

      The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Equity Funds V. Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Proxy Voting Policy
      The Funds has formally delegated to its investment manager, Delaware Management Company (the "Manager"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

      In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

      The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

      As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

      Because the Funds has delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Distribution and Service
      The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated May 15, 2003. The
Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

      Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second
Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

-------------------------------------------------------------------------------- -----------------------
                                                                                 Basis Points on Sales
-------------------------------------------------------------------------------- -----------------------
Retail Mutual Funds (Class A, B and C Shares)                                            0.50%
Merrill Lynch Connect Program                                                            0.25%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                          0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                     0%

      In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

-------------------------------------------------------------------------------- -----------------------
                                                                                 Basis Points on Sales
-------------------------------------------------------------------------------- -----------------------
Retail Mutual Funds (including shares of money market funds and house accounts
and shares redeemed within 30 days of purchase)                                          0.04%
Merrill Lynch Connect Program                                                              0%
Registered Investment Advisors and
H.D. Vest Institutional Classes                                                          0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
Delaware International Value Equity Fund Class I Shares                                  0.04%

      The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

      The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

      The trustees annually review fees paid to the Distributor and the Transfer Agent.

      Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


Portfolio Managers

      The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of November 30, 2004, unless otherwise noted.

---------------------------------------------------------------------------------------------------------------------------------
                                             No. of        Total Assets       No. of Accounts with      Total Assets in Accounts
Name                                        Accounts          Managed        Performance-Based Fees   with Performance-Based Fees
---------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres
Registered Investment Companies                 7          $2.0 billion                0                          --
Other Pooled Investment Vehicles                --               --                   --                          --
Other Accounts                                  6          $104.4 million              0                          --
Christopher S. Adams
Registered Investment Companies                 6          $4.0 billion                0                          --
Other Pooled Investment Vehicles(1)             2          $13.3 million               0                          --
Other Accounts(2)                              15          $1.5 billion                2                          $351
Francis X. Morris
Registered Investment Companies                 6          $4.0 billion                0                          --
Other Pooled Investment Vehicles(1)             2          $13.3 million               0                          --
Other Accounts(2)                              15          $1.5 billion                2                          $351
Michael S. Morris
Registered Investment Companies                 6          $4.0 billion                0                          --
Other Pooled Investment Vehicles(1)             2          $13.3 million               0                          --
Other Accounts(2)                              15          $1.5 billion                2                          $351
Don G. Padilla
Registered Investment Companies                 6          $4.0 billion                0                          --
Other Pooled Investment Vehicles(1)             2          $13.3 million               0                          --
Other Accounts(2)                              15          $1.5 billion                2                          $351
Christopher S. Beck
Registered Investment Companies                 4          $1.8 billion                0                          --
Other Pooled Investment Vehicles(1)             1          $3.1 million                0                          --
Other Accounts(3)                               2         $284.1 million               0                          --
Michael E. Hughes
Registered Investment Companies                 4          $1.8 billion                0                          --
Other Pooled Investment Vehicles(1)             1          $3.1 million                0                          --
Other Accounts(3)                               2         $284.1 million               0                          --
Jordan L. Irving
Registered Investment Companies(4)              5          $2.3 billion                0                          --
Other Pooled Investment Vehicles                --             --                     --                          --
Other Accounts(5)                               5         $776.7 million               0                          --
Anthony A. Lombardi
Registered Investment Companies(4)              5          $2.3 billion                0                          --
Other Pooled Investment Vehicles                --             --                     --                          --
Other Accounts(5)                               5         $776.7 million               0                          --
Kent Madden
Registered Investment Companies                 4          $1.8 billion                0                          --
Other Pooled Investment Vehicles(1)             1          $3.1 million                0                          --
Other Accounts(3)                               2         $284.1 million               0                          --

---------------------------------------------------------------------------------------------------------------------------------
                                               No. of      Total Assets       No. of Accounts with      Total Assets in Accounts
Name                                          Accounts        Managed        Performance-Based Fees   with Performance-Based Fees
---------------------------------------------------------------------------------------------------------------------------------
D. Tysen Nutt, Jr.
Registered Investment Companies(4)              5          $2.3 billion                0                          --
Other Pooled Investment Vehicles               --              --                     --                          --
Other Accounts(5)                               5         $776.7 million               0                          --
Timothy L. Rabe
Registered Investment Companies                 4          $635,527,060                0                          --
Other Pooled Investment Vehicles               --              --                     --                          --
Other Accounts                                  3          $196,543,250                0                          --
Robert A. Vogel, Jr.
Registered Investment Companies(4)              5          $2.3 billion                0                          --
Other Pooled Investment Vehicles               ----            --                     --                          --
Other Accounts(5)                               5         $776.7 million               0                          --

(1)   529 Plans

(2)   Includes $0.1 million in managed account assets with 1 underlying account.

(3) Includes $101 million in managed account assets with 361 underlying accounts.

(4) On February 21, 2005 started managing 2 accounts with assets of $316.9 million as of November 30, 2004. On March 29, 2005 will start to manage an account with assets of $1.6 billion as of November 30, 2004.

(5) Includes $661.5 million in managed account assets with 1,907 underlying accounts.

Conflicts of Interest

      Individual portfolio managers may perform investment management services for other accounts similar to these provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

      Some  of  the   accounts   managed   by  the   portfolio   managers   have
performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

      A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

      Each portfolio's manager's compensation consists of the following:

      A. Base Salaries - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

      Other Equity Teams. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the Fund's performance relative to the performance of the Fund's Lipper peer group. Performance is measured as the result of one's standing in the appropriate Lipper peer group on a one-year and three-year basis. The three-year is weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

      Fixed Income Teams. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

      C. Deferred Compensation - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan thatpermits participating employees to defer the receipt of a portion of their cash compensation.

      D.     Stock  Option  Incentive  Plan/Equity  Compensation  Plan -
Portfolio managers  may  be  awarded   options  to  purchase  common  shares  of
Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc.Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares",in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

      The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

      In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

      E. Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

      The following table shows the portfolio manager's ownership of shares of the Funds, if any, as of November 30, 2004.

----------------------  ---------------------------------  ----------------------------------------------
Name                                Fund Name              Dollar Range of Equity Securities in the Funds
----------------------  ---------------------------------  ----------------------------------------------
Christopher S. Beck       Delaware Small Cap Value Fund                   $10,001-$50,000
----------------------  ---------------------------------  ----------------------------------------------


OFFICERS AND TRUSTEES

      The business and affairs of Equity Funds V are managed under the direction of its Board of Trustees.


      Certain officers and trustees of Equity Funds V hold identical positions in each of the other funds in the Delaware Investments Family of Funds. As of March 1, 2005, Equity Funds V's officers and trustees owned less than 1% of the outstanding shares of each Class of Dividend Income Fund, Small Cap Core Fund and Small Cap Value Fund.


      As of March 1, 2005, management believes the following shareholders held of record 5% or more of the outstanding shares of a Class. Management does not have knowledge of beneficial owners.

------------------------------   --------------------------------------------   --------------   ------------
Class                            Name and Address of Account                     Share Amount     Percentage
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             Merrill, Lynch, Pierce Fenner & Smith             970,825.360           7.77%
Class A Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97016
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             Merrill, Lynch, Pierce Fenner & Smith             400,316.010          11.38%
Class B Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97016
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             Merrill, Lynch, Pierce Fenner & Smith           2,905,429.080          30.42%
Class C Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97016
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             The Trustees of The Center                         33,972.600          72.80%
Class R Shares                   Plastic Surgery PC
                                 Defined Benefit Pension Plan
                                 5550 Friendship Blvd
                                 Chevy Chase MD  20815-7256
                                 --------------------------------------------   --------------   ------------
                                 Merrill, Lynch, Pierce Fenner & Smith              12,123.610          25.97%
                                 For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97016
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             Wells Fargo Investments LLC                         3,651.370          11.89%
Institutional Class              608 2nd Avenue South, Floor 8
                                 Minneapolis MN  55402-1916
                                 --------------------------------------------   --------------   ------------
                                 Pershing LLC                                        3,348.420          10.90%
                                 PO Box 2052
                                 Jersey City NJ  07303-2052
                                 --------------------------------------------   --------------   ------------
                                 Wells Fargo Investments LLC                         3,272.730          10.66%
                                 608 2nd Avenue South, Floor 8
                                 Minneapolis MN  55402-1916
                                 --------------------------------------------   --------------   ------------
                                 Pershing LLC                                        3,241.000          10.55%
                                 PO Box 2052
                                 Jersey City NJ  07303-2052
------------------------------   --------------------------------------------   --------------   ------------

------------------------------   --------------------------------------------   --------------   ------------
Class                            Name and Address of Account                     Share Amount     Percentage
------------------------------   --------------------------------------------   --------------   ------------
Dividend Income Fund             Legg Mason Wood Walker Inc.                         2,520.200           8.21%
Institutional Class              PO Box 1476
(continued)                      Baltimore MD  21202
                                 --------------------------------------------   --------------   ------------
                                 Wells Fargo Investments LLC                         2,249.760           7.32%
                                 608 2nd Avenue South, Floor 8
                                 Minneapolis MN  55402-1916
                                 --------------------------------------------   --------------   ------------
                                 Wells Fargo Investments LLC                         1,643.120           5.35%
                                 608 2nd Avenue South, Floor 8
                                 Minneapolis MN  55402-1916
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Core Fund              DMTC C/F The Rollover IRA of                          881.300          43.10%
Class A Shares                   Demian P Wines
                                 315 Krams Avenue
                                 Philadelphia PA  19128-4732
                                 --------------------------------------------   --------------   ------------
                                 James C Morrow                                        500.980          24.50%
                                 2004 East Venango Street
                                 Philadelphia PA  19134-2122
                                 --------------------------------------------   --------------   ------------
                                 DMTC C/F The Roth IRA of                              440.280          21.53%
                                 James C Morrow
                                 2004 East Venango Street
                                 Philadelphia PA  19134-2122
                                 --------------------------------------------   --------------   ------------
                                 DMTC C/F The Education Savings Acct of                108.820           5.32%
                                 James C Morrow
                                 FBO Kennedy Ann Klar
                                 2004 East Venango Street
                                 Philadelphia PA  19134-2122
                                 --------------------------------------------   --------------   ------------
                                 DMTC C/F The Education Savings Acct of                108.820           5.32%
                                 James C Morrow
                                 FBO Bryan Michael Klar
                                 2004 East Venango Street
                                 Philadelphia PA  19134-2122
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Core Fund              Lincoln National Life Insurance Company           456,468.360          99.99%
Institutional Class              1300 South Clinton Street
                                 Fort Wayne IN  46802-3518
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Value Fund             Merrill, Lynch, Pierce Fenner & Smith             406,047.120           5.09%
Class A Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #973J6
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Value Fund             Merrill, Lynch, Pierce Fenner & Smith             275,641.080           8.51%
Class B Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97E98
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Value Fund             Merrill, Lynch, Pierce Fenner & Smith             362,071.830          17.44%
Class C Shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97HY5
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Value Fund             Merrill, Lynch, Pierce Fenner & Smith
Class R shares                   For the Sole Benefit of its Customers
                                 Attn: Fund Administration SEC #97HY5
                                 4800 Deer Lake Drive East, 2nd Floor
                                 Jacksonville FL  32246-6484
                                 --------------------------------------------   --------------   ------------
                                 MCB Trust Services Trustee FBO                     26,865.270          16.14%
                                 People State Bank 401K Plan
                                 700 17TH Street, Suite 300
                                 Denver CO  80202-3531
------------------------------   --------------------------------------------   --------------   ------------

------------------------------   --------------------------------------------   --------------   ------------
Class                            Name and Address of Account                     Share Amount     Percentage
------------------------------   --------------------------------------------   --------------   ------------
Small Cap Value Fund             RS DMC Employee MPP Plan                          273,804.220          40.91%
Institutional Class              Delaware Management Company
                                 Employee Money Purchase Pension
                                 C/O Rick Seidel
                                 2005 Market Street
                                 Philadelphia PA  19103-3638
                                 --------------------------------------------   --------------   ------------
                                 Chase Manhattan Custodian For                      51,945.750           7.76%
                                 DE Group Foundation Fund Growth Port. Attn:
                                 Marisol Gordan-Global Inv. Ser.
                                 3 Metrotech Center, 8th Floor
                                 Brooklyn NY  11201-3800
                                 --------------------------------------------   --------------   ------------
                                 Bost & Co                                          43,257.420           6.46%
                                 FBO Tuition A/C Investment Program
                                 C/O Mutual Fund Operation
                                 PO Box 3198
                                 Pittsburgh PA  15230-3198
------------------------------   --------------------------------------------   --------------   ------------

      DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management
Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services Corporation are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.
("DMH"). DMH is an indirect, wholly owned subsidiary, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

      Trustees and principal officers of Equity Funds V are noted below along with their ages and their business experience for the past five years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of Portfolios
                                                                                             in Fund Complex     Other Directorships
Name, Address and         Position(s)    Length of Time   Principal Occupation(s) During   Overseen by Trustee/   Held by Trustee/
Birthdate               Held with Funds      Served                Past 5 Years            Director or Officer   Director or Officer
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll(2)        Chairman,        5 Years -     Since August 2000, Mr. Driscoll           92                  None
2005 Market Street        President,        Executive     has served in various executive
Philadelphia, PA 19103       Chief           Officer       capacities at different times
                           Executive                        at Delaware Investments(1)
March 10, 1963            Officer and       1 Year -
                            Trustee          Trustee         Senior Vice President and
                                                             Director of Fixed-Income
                                                                     Process -
                                                            Conseco Capital Management
                                                             (June 1998 - August 2000)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Bennett           Trustee      Since March 23,        Private Investor -                  92                  None
2005 Market Street                            2005            (March 2004 - Present)
Philadelphia, PA 19103
                                                               Investment Manager -
October 4, 1947                                                Morgan Stanley & Co.
                                                            (January 1984 - March 2004)
----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of Portfolios
                                                                                             in Fund Complex     Other Directorships
Name, Address and         Position(s)    Length of Time   Principal Occupation(s) During   Overseen by Trustee/   Held by Trustee/
Birthdate               Held with Funds      Served                Past 5 Years            Director or Officer   Director or Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                 Trustee          4 Years                President -                     92               Director -
2005 Market Street                                          Franklin & Marshall College                           Community Health
Philadelphia, PA 19103                                         (June 2002 - Present)                                   Systems

May 28, 1960                                                Executive Vice President -
                                                            University of Pennsylvania
                                                             (April 1995 - June 2002)

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Anthony D. Knerr            Trustee         12 Years        Founder/Managing Director -             92                  None
2005 Market Street                                          Anthony Knerr & Associates
Philadelphia, PA 19103                                        (Strategic Consulting)
                                                                 (1990 - Present)
December 7, 1938

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Lucinda S. Landreth         Trustee      Since March 23,     Chief Financial Officer -              92                  None
2005 Market Street                            2005                Assurant, Inc.
Philadelphia, PA 19103                                              (Insurance)
                                                                   (2002 - 2004)
June 24, 1947

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Ann R. Leven                Trustee         16 Years      Treasurer/Chief Fiscal Officer            92           Director and Audit
2005 Market Street                                           - National Gallery of Art                                Committee
Philadelphia, PA 19103                                             (1994 - 1999)                                 Chairperson - Andy
                                                                                                                  Warhol Foundation

November 1, 1940                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Systemax Inc.

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Thomas F. Madison           Trustee         11 Years         President/Chief Executive              92               Director -
2005 Market Street                                         Officer - MLM Partners, Inc.                             Banner Health
Philadelphia, PA 19103                                      (Small Business Investing &
                                                                    Consulting)                                  Director and Audit
February 25, 1936                                            (January 1993 - Present)                            Committee Member -
                                                                                                                 Center Point Energy

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                 Valmont Industries,
                                                                                                                        Inc.

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Janet L. Yeomans            Trustee          6 Years         Vice President/Mergers &               92                  None
2005 Market Street                                                Acquisitions -
Philadelphia, PA 19103                                            3M Corporation
                                                             (January 2003 - Present)
July 31, 1948
                                                           Ms. Yeomans has held various
                                                            management positions at 3M
                                                              Corporation since 1983.

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of Portfolios
                                                                                             in Fund Complex     Other Directorships
Name, Address and         Position(s)    Length of Time   Principal Occupation(s) During   Overseen by Trustee/   Held by Trustee/
Birthdate               Held with Funds      Served                Past 5 Years            Director or Officer   Director or Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

------------------------------------------------------------------------------------------------------------------------------------
J. Richard Zecher           Trustee      Since March 23,             Founder -                      92           Director and Audit
2005 Market Street                            2005              Investor Analytics                               Committee Member -
Philadelphia, PA 19103                                           (Risk Management)                               Investor Analytics
                                                               (May 1999 - Present)
July 3, 1940                                                                                                     Director and Audit
                                                                                                                 Committee Member -
                                                                                                                    Oxigene, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof         Senior Vice    Chief Financial     Mr. Bishof has served in               92                  None(3)
2005 Market Street       President and    Officer since   various executive capacities at
Philadelphia, PA 19103       Chief        February 17,      different times at Delaware
                           Financial          2005                  Investments
August 18, 1962             Officer

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
Richelle S. Maestro     Executive Vice       2 Years         Ms. Maestro has served in              92                  None(3)
2005 Market Street        President,                      various executive capacities at
Philadelphia, PA 19103    Chief Legal                       different times at Delaware
                          Officer and                              Investments.
November 26, 1957          Secretary

----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------
John J. O'Connor          Senior Vice    Treasurer since    Mr. O'Connor has served in              92                  None(3)
2005 Market Street       President and    February 17,    various executive capacities at
Philadelphia, PA 19103     Treasurer          2005          different times at Delaware
                                                                    Investments
June 16, 1957
----------------------  ---------------  ---------------  -------------------------------  --------------------  -------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.


Following is additional information regarding investment professionals affiliated with Equity Funds V.

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Name, Address and Birthdate  Position(s) Held with the Funds  Length of Time Served   Principal Occupation(s) During Past 5 Years
---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Christopher S. Adams            Vice President/Portfolio            9 years           Mr. Adams has served in various executive
2005 Market Street           Manager/ Senior Equity Analyst                           capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

April 24, 1962

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Damon J. Andres                  Vice President/Senior             11 years          Mr. Andres has served in various executive
2005 Market Street                 Portfolio Manager                                  capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

October 24, 1969

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Christopher S. Beck           Senior Vice President/Senior          7 years           Mr. Beck has served in various executive
2005 Market Street                 Portfolio Manager                                  capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

December 5, 1957

---------------------------  -------------------------------  ---------------------  ---------------------------------------------

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Name, Address and Birthdate  Position(s) Held with the Funds  Length of Time Served   Principal Occupation(s) During Past 5 Years
---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Michael E. Hughes             Vice President/Senior Equity          2 years                       Equity Analyst -
2005 Market Street                     Analyst I                                             Raymond James & Associates
Philadelphia, PA 19103                                                                         (June 2000 - May 2002)

August 30, 1971                                                                             Investment Limited Partner -
                                                                                                 J.C. Bradford & Co.
                                                                                                (May 1996 - May 2000)

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Jordan L. Irving                 Vice President/Senior         Less than a year       Vice President/Senior Portfolio Manager -
2005 Market Street                 Portfolio Manager                                  Delaware Investment Advisers (a series of
Philadelphia. PA 19103                                                                   Delaware Management Business Trust)
                                                                                               (March 2004 - Present)
December 25, 1973
                                                                                         Vice President/Portfolio Manager -
                                                                                          Merrill Lynch Investment Managers
                                                                                            (February 1998 - March 2004)

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Anthony A. Lombardi              Vice President/Senior         Less than a year       Vice President/Senior Portfolio Manager -
2005 Market Street                 Portfolio Manager                                  Delaware Investment Advisers (a series of
Philadelphia. PA 19103                                                                   Delaware Management Business Trust)
                                                                                               (March 2004 - Present)
October 6, 1965
                                                                                         Vice President/Portfolio Manager -
                                                                                          Merrill Lynch Investment Managers
                                                                                            (February 1998 - March 2004)

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Kent P. Madden                       Equity Analyst                 1 year                        Equity Analyst -
2005 Market Street                                                                           Gartmore Global Investments
Philadelphia, PA 19130                                                                     (November 2000 - December 2004)

May 22, 1972

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Francis X. Morris                Director - Fundamental             7 years          Mr. Morris has served in various executive
2005 Market Street             Research/ Senior Portfolio                             capacities at different times at Delaware
Philadelphia, PA 19103                  Manager                                                     Investments.

March 28, 1961

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Michael S. Morris               Vice President/Portfolio            5 years          Mr. Morris has served in various executive
2005 Market Street           Manager/ Senior Equity Analyst                           capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

September 5, 1968

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
D.Tysen Nutt, Jr.             Senior Vice President/Senior     Less than a year        Senior Vice President/Senior Portfolio
2005 Market Street                 Portfolio Manager                                                  Manager -
Philadelphia, PA 19103                                                                Delaware Investment Advisers (a series of
                                                                                         Delaware Management Business Trust)
January 27, 1952                                                                               (March 2004 - Present)

                                                                                         Vice President/Portfolio Manager -
                                                                                          Merrill Lynch Investment Managers
                                                                                            (February 1998 - March 2004)

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Donald G. Padilla               Vice President/Portfolio      Since September 2004    Mr. Padilla has served in various executive
2005 Market Street             Manager/ Equity Analyst II                             capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

August 8, 1964

---------------------------  -------------------------------  ---------------------  ---------------------------------------------

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Name, Address and Birthdate  Position(s) Held with the Funds  Length of Time Served   Principal Occupation(s) During Past 5 Years
---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Timothy L. Rabe               Senior Vice President/Senior          5 years           Mr. Rabe has served in various executive
2005 Market Street                 Portfolio Manager                                  capacities at different times at Delaware
Philadelphia, PA 19103                                                                              Investments.

September 18, 1970

---------------------------  -------------------------------  ---------------------  ---------------------------------------------
Robert A. Vogel, Jr.             Vice President/Senior         Less than a year       Vice President/Senior Portfolio Manager -
2005 Market Street                 Portfolio Manager                                  Delaware Investment Advisers (a series of
Philadelphia. PA 19103                                                                   Delaware Management Business Trust)
                                                                                               (March 2004 - Present)
February 22, 1969
                                                                                         Vice President/Portfolio Manager -
                                                                                          Merrill Lynch Investment Managers
                                                                                            (February 1998 - March 2004)
---------------------------  -------------------------------  ---------------------  ---------------------------------------------

      The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2004, unless otherwise noted.

-------------------------  ---------------------------------------------------------  ---------------------------------------------
                                                                                       Aggregate Dollar Range of Equity Securities
                                                                                         in All Registered Investment Companies
                                                                                       Overseen by Trustee in Family of Investment
Trustees                        Dollar Range of Equity Securities in the Funds                          Companies
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Jude T. Driscoll              Delaware Small Cap Value Fund - $50,001 - $100,000                      Over $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Walter P. Babich(1)                                  None                                             Over $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Thomas L. Bennett(2)                                 None                                                 None
-------------------------  ---------------------------------------------------------  ---------------------------------------------
John H. Durham(1)                                    None                                             Over $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
John A. Fry                                         None(2)                                           Over $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Anthony D. Knerr                 Delaware Small Cap Value Fund - $1 - $10,000                       $10,001 - $50,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Lucinda S. Landreth(2)                               None                                                 None
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Ann R. Leven                   Delaware Dividend Income Fund - $10,001 - $50,000                      Over $100,000
                              Delaware Small Cap Value Fund - $50,001 - $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Thomas F. Madison                                    None                                           $10,001 - $50,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
Janet L. Yeomans                                     None                                          $50,001 - $100,000
-------------------------  ---------------------------------------------------------  ---------------------------------------------
J. Richard Zecher(2)                                 None                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Trustee retired from the Board on March 22, 2005.

(1) Trustee elected to the Board on March 23, 2005; information provided as of that date.

(2) As of December 31, 2004, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds. Mr. Fry held no shares if the Funds outside of the Plan as of December 31, 2004.

      The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds V during its fiscal year and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee during Equity Funds V's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of November 30, 2004. Only the independent trustees of Equity Funds V receive compensation from Equity Funds V.

--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
                                                        Pension or Retirement                              Total Compensation from
                             Aggregate Compensation   Benefits Accrued as Part       Estimated Annual           the Investment
                              received from Equity       of Equity Funds V's          Benefits Upon         Companies in Delaware
Trustees(4)                         Funds V                   Expenses                Retirement(1)             Investments(2)
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Walter P. Babich                     $3,533                     None                     $70,000                   $112,870
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Thomas L. Bennett                       --                        --                          --                         --
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
John H. Durham                       $3,336                     None                     $70,000                   $106,080
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
John A. Fry                          $3,533                     None                     $70,000                   $95,2893
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Anthony D. Knerr                     $3,569                     None                     $70,000                   $113,537
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Lucinda S. Landreth                     --                        --                          --                         --
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Ann R. Leven                         $3,663                     None                     $70,000                   $117,037
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Thomas F. Madison                    $3,454                     None                     $70,000                   $110,370
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
Janet L. Yeomans                     $3,454                     None                     $70,000                   $110,370
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------
J. Richard Zecher                       --                        --                          --                         --
--------------------------  ------------------------  -------------------------  ------------------------  ------------------------

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of November 30, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/ Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.


(3) In addition to this compensation, for the 12-month period ended on November 30, 2004, Mr. Fry received $9,942 in professional fees from Voyageur Funds for services provided to the Fund's Board.

(4) Walter P. Babich and John H. Durham retired from the Board of Trustees of Equity Funds V and each of the 32 investment companies in the Delaware Investments family on March 22, 2005. Thomas L. Bennett, Lucinda S. Landreth and J. Richard Zecher joined the Board of Trustees/Directors of the 32 investment companies in the Delaware Investments family on March 23, 2005.


      The Board of Trustees has the following committees:


       Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of Funds consists of the following three independent trustees appointed by the Board: Thomas F. Madison, Chairperson; Jan L. Yeomans, Thomas L. Bennett and J. Richard Zecher. The Audit Committee held six meetings during the Trust's last fiscal year.

      Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the
Board: Anthony D. Knerr, Chairperson; John A. Fry and Lucinda S. Landreth, all of whom are independent. The Nominating Committee held 11 meetings during Equity Funds V's last fiscal year.


GENERAL INFORMATION

      Equity Funds V was organized as a Maryland corporation on January 16, 1987 and reorganized as a Delaware business trust on November 24, 1999. It is an open-end management investment company. Equity Funds V's portfolio of assets is diversified as defined by the Investment Company Act of 1940.

      Equity Funds V's Board of Trustees is responsible for overseeing the performance of the Funds' investment manager and determining whether to approve and/or renew the Funds' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

      o The nature, extent and quality of the services provided by the investment manager.

      o The investment performance of each Fund's assets managed by the investment manager.

      o The fair market value of the services provided by the investment manager.

      o Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

      o The extent to which the investment manager has realized or will realize economies of scale as each Fund grows.

      o Other benefits accruing to the investment manager or its affiliates from its relationship with the Funds.

      o The investment manager's management of the operating expenses of each Fund, such as transaction costs, including how portfolio transactions for the Funds are conducted and brokers are chosen.

      At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the Manager, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

      In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

      The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisor during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.


      In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Funds' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

--------------------------------------------------------------------------------
Fund                                   1 year          3 years          5 years
--------------------------------------------------------------------------------
Delaware Dividend Income Fund          31.17%           9.70%%           8.24%%
                                 1st quartile     1st quartile     1st quartile
-----------------------------  ---------------  ---------------  ---------------
Delaware Small Cap Core Fund           56.87%           17.03%           17.36%
                                 2nd quartile     1st quartile     1st quartile
-----------------------------  ---------------  ---------------  ---------------
Delaware Small Cap Value Fund          55.67%           15.08%           13.74%
                                 2nd quartile     1st quartile     4th quartile
-----------------------------  ---------------  ---------------  ---------------


      In considering the costs of the services to be provided and profits to be realized by Delaware, the Board considered the service fees charged to each Fund and the fair market value of the services provided by Delaware.

      The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

      In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%.

-----------------------------  ------------------------  -------------------------  ------------------
                                     Contractual             Actual Management
Fund                               Management Fees                 Fees               Total Expenses
-----------------------------  ------------------------  -------------------------  ------------------
Delaware Dividend Income Fund        2nd quartile              1st quartile            1st quartile
-----------------------------  ------------------------  -------------------------  ------------------
Delaware Small Cap Core Fund         1st quartile              2nd quartile            1st quartile
-----------------------------  ------------------------  -------------------------  ------------------
Delaware Small Cap Value Fund        1st quartile              2nd quartile            4th quartile
-----------------------------  ------------------------  -------------------------  ------------------

      The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

      The Manager manages the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers.

      The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

      The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

------------------------  --------------------------  ----------------------------  --------------------
                               Total Amount of            Amounts Reallowed to       Net Commission To
Fiscal Year Ended          Underwriting Commissions             Dealers                 Distributor
--------------------------------------------------------------------------------------------------------
Dividend Income Fund Class A Shares
--------------------------------------------------------------------------------------------------------
         11/30/04                 $2,738,351                   $2,321,299                 $417,052
------------------------  --------------------------  ----------------------------  --------------------
         11/30/03                  $193,354                     $163,684                  $29,670
------------------------  --------------------------  ----------------------------  --------------------
         11/30/02                    None                         None                      None
--------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class A Shares
--------------------------------------------------------------------------------------------------------
         11/30/04                    None                         None                      None
------------------------  --------------------------  ----------------------------  --------------------
         11/30/03                    None                         None                      None
------------------------  --------------------------  ----------------------------  --------------------
         11/30/02                    None                         None                      None
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class A Shares
--------------------------------------------------------------------------------------------------------
         11/30/04                  $597,925                     $513,885                  $84,040
------------------------  --------------------------  ----------------------------  --------------------
         11/30/03                  $440,690                     $389,473                  $51,217
------------------------  --------------------------  ----------------------------  --------------------
         11/30/02                  $593,784                     $521,406                  $72,378
------------------------  --------------------------  ----------------------------  --------------------

      The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

------------------------  --------------------------  ----------------------------  --------------------
                             Dividend Income Fund         Small Cap Core Fund       Small Cap Value Fund
Fiscal Year Ended               Class A Shares               Class A Shares            Class A Shares
------------------------  --------------------------  ----------------------------  --------------------
        11/30/04                     None                         None                      None
------------------------  --------------------------  ----------------------------  --------------------
        11/30/03                     None                         None                      None
------------------------  --------------------------  ----------------------------  --------------------
        11/30/02                     None                         None                      None
------------------------  --------------------------  ----------------------------  --------------------

      The Distributor received in the aggregate CDSC payments with respect to Class B Shares of Dividend Income Fund and Small Cap Value Fund as follows:

------------------  ----------------------  --------------------------
                     Dividend Income Fund      Small Cap Value Fund
Fiscal Year Ended     Class B Shares(1)           Class B Shares
------------------  ----------------------  --------------------------
     11/30/04              $16,660                   $200,345
------------------  ----------------------  --------------------------
     11/30/03                $499                    $223,869
------------------  ----------------------  --------------------------
     11/30/02                ---                     $365,752
------------------  ----------------------  --------------------------

(1)   Commenced operations October 1, 2003

      The Distributor received in the aggregate CDSC payments with respect to Class C Shares of Dividend Income Fund and Small Cap Value Fund as follows:

------------------  ----------------------  --------------------------
                     Dividend Income Fund      Small Cap Value Fund
Fiscal Year Ended     Class C Shares(1)           Class C Shares
------------------  ----------------------  --------------------------
     11/30/04              $17,941                    $7,247
------------------  ----------------------  --------------------------
     11/30/03                $10                      $7,185
------------------  ----------------------  --------------------------
     11/30/02                ---                      $8,047
------------------  ----------------------  --------------------------

(1)   Commenced operations October 1, 2003


      The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $21.25 per annum for each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

      These charges are assessed monthly on a pro rata basis and determined by using the number of accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

      The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.


      The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds V's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds V to delete the words "Delaware Group" from Equity Funds V's name.

      JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Funds, JPMorgan maintains a separate account or accounts for each Fund;
receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

EURO

      Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional

European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

Capitalization

      Equity Funds V has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional Class may not vote on any matter affecting a Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of each Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class A, Class B, Class C and Class R Shares will be allocated solely to those classes. While shares of Equity Funds V have equal voting rights on matters effecting both Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolios of that Fund.

      Prior to November 9, 1992, Equity Funds V offered only one series, now known as Value Fund, and one class of shares, Value Fund A Class. Beginning November 9, 1992, Equity Funds V began offering Value Fund Institutional Class, beginning September 6, 1994, Equity Funds V began offering Value Fund B Class, and beginning November 29, 1995, Equity Funds V began offering Value Fund C Class. Prior to September 6, 1994, Value Fund A Class was known as the Value Fund class and Value Fund Institutional Class was known as the Value Fund (Institutional) class. Effective as of the close of business November 29, 1996, the name Delaware Group Value Fund, Inc. was changed to Delaware Group Equity Funds V and effective as of that date Equity Funds V began offering the Retirement Income Fund. Effective as of the close of business on July 31, 1997, the name of the Value Fund series changed to Small Cap Value Fund series and the names of the Value Fund A Class, Value Fund B Class, Value Fund C Class and Value Fund Institutional Class changed to Small Cap Value Fund A Class, Small Cap Value Fund B Class, Small Cap Value Fund C Class and Small Cap Value Fund Institutional Class, respectively. The Registration Statement of the Small Cap Contrarian Fund and its Classes became effective on December 18, 1998.

      As of August 16, 1999, Small Cap Value Fund, Small Cap Contrarian Fund and Retirement Income Fund changed their respective names to Delaware Small Cap Value Fund, Delaware Small Cap Contrarian Fund and Delaware Retirement Income Fund. The names of their classes also changed on that date.

      As of November 23, 1999, Delaware Group Equity Funds V, Inc. changed its name to Delaware Group Equity Funds V. Beginning June 2, 2003, Delaware Small Cap Value Fund began offering Class R Shares. Effective as of the close of business on September 30, 2003, the name of Delaware Retirement Income Fund was changed to Delaware Dividend Income Fund. The names of its classes also changed on that date. Beginning October 1, 2003, Delaware Dividend Income Fund began offering Class R Shares. Effective November 1, 2004, the name of Delaware Small Cap Contrarian Fund was changed to Delaware Small Cap Core Fund. The names of its classes also changed on that date.

      All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting

      Equity Funds V shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds V voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

      This Part B does not include all of the information contained in the Registration Statement, which is on file with the SEC.

FINANCIAL STATEMENTS


      Ernst & Young LLP serves as the independent registered public accounting firm for Equity Funds V and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets,
Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended November 30, 2004, are included in each Fund's Annual Report. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

--------------------------------------------------------------------------------
APPENDIX A - DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

Commercial Paper

      Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

      Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Bonds

      Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

                                     PART C
                                Other Information

Item 23.    Exhibits.

        (a) Agreement and Declaration of Trust.

            (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

            (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

        (b) By-Laws. Amended and Restated By-Laws (August 19, 2004) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

        (c) Copies of All Instruments Defining the Rights of Holders.

            (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

            (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

        (d) Investment Management Agreement. Executed Investment Management Agreement (November 23, 1999) between Delaware Management Company and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 28 filed March 31, 2001.

        (e) (1)   Distribution Agreement.

                  (i) Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

                  (ii) Executed Second Amended and Restated Financial Intermediary Distribution Agreement (August 21, 2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

            (2) Dealer's Agreement. Incorporated into this filing by reference to Post-Effective Amendment No. 28 filed March 31, 2001.

            (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 31, 2003.

            (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 31, 2003.

            (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

        (f) Inapplicable.

        (g) Custodian Agreement.

            (1) Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant on behalf of the Small Cap Value Fund (formerly known as the Value Fund) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed March 31, 2001.

                  (i) Executed Amendment to Custodian Agreement (July 1, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 31, 2003.

                  (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

                  (iii) Executed Letter (November 29, 1996) to add the Dividend
                        Income Fund (formerly Retirement Income Fund) to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 21 filed October 2, 1998.

                  (iv) Executed Letter (December 1998) to add Small Cap Core Fund (formerly Small Cap Contrarian Fund) to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

            (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed March 31, 2001.

                  (i) Executed Amendment to Securities Lending Agreement (October 1, 2002) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 31, 2003.

                  (ii) Executed Amendment No. 1 to Schedule A (July 17, 2003) of Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

        (h) Other Material Contracts.

            (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each fund incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

                  (i) Executed Amendment Letter (August 23, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

                  (ii) Executed Schedule B (December 2, 2004) of Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

            (2) Executed Delaware Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 17 filed January 28, 1997.

                  (i) Executed Schedule B (May 16, 2002) to Delaware Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 31, 2003.

                  (ii) Executed Amendment No. 27 (October 1, 2003) to Delaware Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed January 30, 2004.

        (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 24 filed November 22, 1999.

        (j) Consent and Report of Auditors. Attached as Exhibit.

        (k) Inapplicable.

        (l) Undertaking of Initial Shareholder. Incorporated into this filing by reference to Pre-Effective Amendment No. 2 filed June 17, 1987.

        (m) Plans under Rule 12b-1.

            (1) Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

            (2) Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

            (3) Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 29 filed January 31, 2002.

            (4) Plan under Rule 12b-1 for Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed May 7, 2003.

        (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 31 filed May 7, 2003.

        (o) Inapplicable.

        (p) Codes of Ethics.

            (1) Codes of Ethics for the Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

            (2) Codes of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

            (3) Code of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 28, 2005.

        (q) Power of Attorney. Attached as Exhibit.

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT. None.

Item 25.    INDEMNIFICATION. Article VI of the By-Laws attached as Exhibit (b).

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

            The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Jude T. Driscoll                        PRESIDENT/CHIEF EXECUTIVE OFFICER and during the past two years has served in similar capacities at affiliates of the Manager.

                                        PRESIDENT/CHIEF EXECUTIVE OFFICER AND DIRECTOR, Lincoln
                                        National Investment Companies, Inc. and LNC Administrative
                                        Services Corporation

                                        DIRECTOR of HYPPCO Finance Company Ltd.

John C. E. Campbell                     EXECUTIVE VICE PRESIDENT/GLOBAL MARKETING & CLIENT SERVICES and
                                        during the past two years has served in similar capacities at affiliates of the Manager.

Patrick P. Coyne                        EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CHIEF INVESTMENT
                                        OFFICER - EQUITY and during the past two years has served in similar capacities at affiliates of the Manager.

                                        EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CHIEF INVESTMENT
                                        OFFICER - FIXED INCOME of Lincoln National Investment
                                        Companies, Inc.

                                        PRESIDENT and DIRECTOR of Lincoln National Convertible
                                        Securities Fund, Inc. and Lincoln National Income Fund, Inc.

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Joseph H. Hastings                      EXECUTIVE VICE PRESIDENT/TREASURER/CONTROLLER of Delaware
                                        Management Company, Delaware Capital Management, Delaware
                                        Lincoln Cash Management (each a series of Delaware Management
                                        Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                        Delaware Investments U.S., Inc., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Delaware Service
                                        Company, Inc., Delaware Management Business Trust, Lincoln
                                        National Investment Companies, Inc. and LNC Administrative
                                        Services Corporation

                                        EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER/TREASURER and
                                        DIRECTOR of Delaware Management Trust Company

                                        EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER of Retirement
                                        Financial Services, Inc. and each fund in the Delaware
                                        Investments Family of Funds

                                        EXECUTIVE VICE PRESIDENT/INTERIM CHIEF FINANCIAL
                                        OFFICER/CONTROLLER of Delaware Investment Advisers (a series of
                                        Delaware Management Business Trust)

                                        EXECUTIVE VICE PRESIDENT of Delaware Distributors, Inc. and
                                        Delaware Distributors, L.P.

Richelle S. Maestro                     EXECUTIVE VICE PRESIDENT/GENERAL COUNSEL/SECRETARY of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware
                                        Capital Management and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        EXECUTIVE VICE PRESIDENT/GENERAL COUNSEL/SECRETARY AND
                                        DIRECTOR/TRUSTEE of Delaware Management Holdings, Inc., DMH
                                        Corp., Delaware Investments U.S., Delaware General Management,
                                        Inc., Delaware Management Company, Inc., Delaware Service
                                        Company, Inc., Delaware Distributors, Inc., Retirement
                                        Financial Services, Inc., Lincoln National Investment
                                        Companies, Inc. and LNC Administrative Services Corporation

                                        SENIOR VICE PRESIDENT/GENERAL COUNSEL/SECRETARY AND
                                        DIRECTOR/TRUSTEE of Delaware Management Business Trust and
                                        Delaware Distributors, L.P.

                                        SENIOR VICE PRESIDENT/GENERAL COUNSEL/SECRETARY of Delaware
                                        Management Trust Company

                                        VICE PRESIDENT/GENERAL COUNSEL of Lincoln National Convertible
                                        Securities Fund, Inc. and Lincoln National Income Fund, Inc.

                                        GENERAL PARTNER of Tri-R Associates since 1989, 10001 Sandmeyer
                                        Lane, Philadelphia, PA.

See Yeng Quek                           EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CHIEF INVESTMENT
                                        OFFICER - FIXED INCOME of Delaware Management Company, Delaware
                                        Investment Advisers and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                        EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CHIEF INVESTMENT
                                        OFFICER - FIXED INCOME AND DIRECTOR/TRUSTEE of Delaware
                                        Management Holdings, Inc., Delaware Management Business Trust
                                        and Lincoln National Investment Companies, Inc.

                                        DIRECTOR/TRUSTEE of DHM Corp., Delaware Investments U.S., Inc.,
                                        Delaware Management Company, Inc., Delaware Service Company,
                                        Inc. and HYPPCO Finance Company Ltd.

Gerald S. Frey                          MANAGING DIRECTOR/CHIEF INVESTMENT OFFICER - GROWTH INVESTING
                                        of Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Capital Management (each a series of Delaware
                                        Management Business Trust), Delaware Management Holdings, Inc.,
                                        Delaware Management Business Trust, Lincoln National
                                        Investments Companies, Inc. and each fund in the Delaware
                                        Investments Family of Funds

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Douglas L. Anderson                     SENIOR VICE PRESIDENT/OPERATIONS of Delaware Management Company
                                        (a series of Delaware Management Business Trust), Delaware
                                        Service Company, Inc., Delaware Distributors, Inc., Retirement
                                        Financial Services, Inc. and Delaware Distributors, L.P

                                        SENIOR VICE PRESIDENT/OPERATIONS and DIRECTOR of Delaware
                                        Management Trust Company

Robert L. Arnold                        SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers and Delaware
                                        Capital Management (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

Marshall T. Bassett                     SENIOR VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

                                        SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the Delaware Investments Family of Funds

Christopher S. Beck                     SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware
                                        Capital Management (each a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

Michael P. Bishof                       SENIOR VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware
                                        Management Company, Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service
                                        Company, Inc. and Delaware Distributors, L.P.

                                        SENIOR VICE PRESIDENT/TREASURER/INVESTMENT ACCOUNTING of
                                        Delaware Investment Advisers (a series of Delaware Management
                                        Business Trust)

                                        SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER of each fund in the Delaware Investments Family of Funds

                                        CHIEF FINANCIAL OFFICER of Lincoln National Convertible
                                        Securities Fund, Inc. and Lincoln National Income Fund, Inc.

Brian L. Murray, Jr.                    SENIOR VICE PRESIDENT/COMPLIANCE DIRECTOR of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware
                                        Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust

                                        INTERIM CHIEF COMPLIANCE OFFICER of each fund in the Delaware
                                        Investments Family of Funds

                                        SENIOR VICE PRESIDENT/COMPLIANCE DIRECTOR/ASSISTANT SECRETARY
                                        of Delaware Management Trust Company

                                        VICE PRESIDENT/ASSOCIATE GENERAL COUNSEL/ASSISTANT SECRETARY of
                                        Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Capital Management (each a series of Delaware
                                        Management Business Trust), Delaware Service Company, Inc.,
                                        Delaware Distributors, Inc., Retirement Financial Services,
                                        Inc., Delaware Management Business Trust, Delaware
                                        Distributors, L.P., and each fund in the Delaware Investments
                                        Family of Funds

Ryan K. Brist                           SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                        EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CHIEF INVESTMENT
                                        OFFICER - FIXED INCOME of each fund in the Delaware Investments
                                        Family of Funds

                                        EXECUTIVE VICE PRESIDENT/MANAGING DIRECTOR/CO-HEAD - FIXED
                                        INCOME of Delaware Management Company, Delaware Investment
                                        Advisers and Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        VICE PRESIDENT of Lincoln National Income Fund, Inc.

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Timothy G. Connors                      SENIOR VICE PRESIDENT/CHIEF INVESTMENT OFFICER - VALUE
                                        INVESTING of Delaware Management Company, Delaware Investment
                                        Advisers (each a series of Delaware Management Business Trust),
                                        Delaware Management Holdings, Inc., Delaware Management
                                        Business Trust, Lincoln National Investment Companies, Inc. and
                                        each fund in the Delaware Investments Family of Funds

Nancy M. Crouse                         SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investment Family of Funds

George E. Deming                        SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        DIRECTOR of Delaware International Advisers Ltd.

Robert J. DiBraccio                     SENIOR VICE PRESIDENT/HEAD OF EQUITY TRADING of Delaware
                                        Management Company, Delaware Investment Advisers and Delaware
                                        Capital Management (each a series of Delaware Management
                                        Business Trust)

John B. Fields                          SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        TRUSTEE of Delaware Management Business Trust

Jonathan Hatcher                        SENIOR VICE PRESIDENT/SENIOR FIXED INCOME ANALYST III of
                                        Delaware Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                        SENIOR VICE PRESIDENT/SENIOR RESEARCH ANALYST of each fund in the Delaware Investments Family of Funds

                                        VICE PRESIDENT/SENIOR HIGH YIELD ANALYST of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

John A. Heffern                         SENIOR VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

                                        SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the Delaware Investments Family of Funds

Carolyn McIntyre(1)                     SENIOR VICE PRESIDENT/HUMAN RESOURCES of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital
                                        Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., Delaware General Management, Inc.,
                                        Delaware Management Business Trust and Lincoln National
                                        Investment Companies, Inc.

Susan L. Natalini                       SENIOR VICE PRESIDENT/GLOBAL MARKETING & CLIENT SERVICES of
                                        Delaware Management Company and Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)

D. Tysen Nutt(2)                        SENIOR VICE PRESIDENT/HEAD OF LARGE CAP VALUE of each fund in the Delaware Investments Family of Funds

Francis X. Morris                       DIRECTOR - FUNDAMENTAL RESEARCH/SENIOR PORTFOLIO MANAGER of
                                        Delaware Management Company (a series of Delaware Management
                                        Business Trust)

                                        SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Investment Advisers (a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of
                                        Funds

                                        VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware General
                                        Management, Inc.

                                        VICE PRESIDENT/SENIOR EQUITY ANALYST of Delaware Capital
                                        Management (a series of Delaware Management Business Trust)

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
John J. O'Connor                        SENIOR VICE PRESIDENT/INVESTMENT ACCOUNTING of
                                        Delaware Management Company (a series of Delaware Management
                                        Business Trust) and Delaware Service Company, Inc.

                                        SENIOR VICE PRESIDENT/INVESTMENT ACCOUNTING/ASSISTANT TREASURER
                                        of Delaware Investment Advisers (a series of Delaware
                                        Management Business Trust)

                                        SENIOR VICE PRESIDENT/TREASURER of each fund in the Delaware
                                        Investments Family of Funds

Philip R. Perkins(3)                    SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company and Delaware Investment Adviser (each a series of Delaware Management Business Trust)

Timothy L. Rabe                         SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Upender V. Rao                          SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the Delaware Investments Family of Funds

Paul M. Ross                            SENIOR VICE PRESIDENT/GLOBAL MARKETING & CLIENT SERVICES of
                                        Delaware Management Company and Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)

James L. Shields                        SENIOR VICE PRESIDENT/CHIEF INFORMATION OFFICER of Delaware
                                        Management Company, Delaware Investment Advisers, Delaware
                                        Capital Management (each a series of Delaware Management
                                        Business Trust), Delaware Service Company, Inc., Retirement
                                        Financial Services, Inc. and Delaware Distributors, L.P.

Ward W. Tatge                           SENIOR VICE PRESIDENT/DIRECTOR OF FIXED INCOME RESEARCH of
                                        Delaware Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Gary T. Abrams                          VICE PRESIDENT/EQUITY TRADER of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

Christopher S. Adams                    VICE PRESIDENT/PORTFOLIO MANAGER/SENIOR EQUITY ANALYST of
                                        Delaware Management Company (a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

                                        VICE PRESIDENT/SENIOR EQUITY ANALYST I of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

Fred C. Aldridge, Jr.                   VICE PRESIDENT/SPECIAL COUNSEL TO DIRECTORS/TRUSTEES of each fund in the Delaware Investments Family of Funds

Renee E. Anderson                       VICE PRESIDENT/PORTFOLIO MANAGER/SENIOR EQUITY ANALYST II of
                                        Delaware Management Company (a series of Delaware Management
                                        Business Trust) and each fund in the Delaware Investments
                                        Family of Funds

Damon J. Andres                         VICE PRESIDENT/SENIOR FIXED INCOME PORTFOLIO MANAGER I of
                                        Delaware Management Company (a series of Delaware Management
                                        Business Trust)

                                        VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

                                        VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

                                        VICE PRESIDENT of Lincoln National Convertible Securities Fund,
                                        Inc.

Joseph R. Baxter                        VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

                                        SENIOR VICE PRESIDENT/HEAD OF MUNICIPAL BOND INVESTMENTS of
                                        each fund in the Delaware Investments Family of Funds

Richard E. Biester                      VICE PRESIDENT/EQUITY TRADER of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

Vincent A. Brancaccio                   VICE PRESIDENT/SENIOR EQUITY TRADER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Michael P. Buckley                      VICE PRESIDENT/PORTFOLIO MANAGER/DIRECTOR OF MUNICIPAL RESEARCH
                                        of Delaware Management Company and Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust)

                                        VICE PRESIDENT/PORTFOLIO MANAGER/SENIOR MUNICIPAL BOND ANALYST
                                        of each fund in the Delaware Investments Family of Funds

MaryEllen M. Carrozza                   VICE PRESIDENT/CLIENT SERVICES of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust), Delaware General Management, Inc.
                                        and each fund in the Delaware Investments Family of Funds

Steven G. Catricks                      VICE PRESIDENT/EQUITY ANALYST II of each fund in the Delaware
                                        Investments Family of Funds

Stephen R. Cianci                       SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Capital Management
                                        (a series of Delaware Management Business Trust)

Robert F. Collins(4)                    VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

David F. Connor                         VICE PRESIDENT/DEPUTY GENERAL COUNSEL/ASSISTANT SECRETARY of
                                        Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Capital Management, Delaware Lincoln Cash Management
                                        (each a series of Delaware Management Business Trust), Delaware
                                        Management Holdings, Inc., DMH Corp., Delaware Investments
                                        U.S., Inc., Delaware Management Company, Inc., Delaware Service
                                        Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                        Services, Inc., Delaware Management Trust Company, Delaware
                                        Management Business Trust, Delaware Distributors, L.P., Lincoln
                                        National Investment Companies, Inc., LNC Administrative
                                        Services Corporation and each fund in the Delaware Investments
                                        Family of Funds

                                        SECRETARY of Lincoln National Convertible Securities Fund, Inc.
                                        and Lincoln National Income Fund, Inc.

Joseph F. DeMichele                     VICE PRESIDENT/HIGH GRADE TRADING of Delaware Management
                                        Company (a series of Delaware Management Business Trust)

                                        VICE PRESIDENT/SENIOR HIGH GRADE TRADING of Delaware Investment
                                        Advisers (a series of Delaware Management Business Trust)

Joel A. Ettinger                        VICE PRESIDENT/TAXATION of Delaware Management Company,
                                        Delaware Investment Advisers, Delaware Capital Management,
                                        Delaware Lincoln Cash Management (each a series of Delaware
                                        Management Business Trust), Delaware Management Holdings, Inc.,
                                        DMH Corp., Delaware General Management, Inc., Delaware
                                        Management Company, Inc., Delaware Service Company, Inc.,
                                        Delaware Distributors, Inc. Retirement Financial Services,
                                        Inc., Delaware Management Business Trust, Delaware
                                        Distributors, L.P., Lincoln National Investment Companies,
                                        Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

Phoebe W. Figland                       VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware Management
                                        Company (a series of Delaware Management Business Trust),
                                        Delaware Service Company, Inc. and each fund in the Delaware
                                        Investments Family of Funds

Joseph Fiorilla                         VICE PRESIDENT/TRADING OPERATIONS of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

Charles E. Fish                         VICE PRESIDENT/SENIOR EQUITY TRADER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

Clifford M. Fisher                      VICE PRESIDENT/SENIOR BOND TRADER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

Denise A. Franchetti                    VICE PRESIDENT/PORTFOLIO MANAGER/MUNICIPAL BOND CREDIT ANALYST
                                        of Delaware Management Company, Delaware Investment Advisers
                                        (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Brian Funk                              VICE PRESIDENT/SENIOR HIGH YIELD ANALYST of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
James A. Furgele                        VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust), Delaware Service Company,
                                        Inc. and each fund in the Delaware Investments Family of Funds

Brent C. Garrells                       VICE PRESIDENT/ HIGH YIELD ANALYST of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Daniel V. Geatens                       VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware Management
                                        Company (a series of Delaware Management Business Trust),
                                        Delaware Service Company, Inc. and each fund in the Delaware
                                        Investments Family of Funds

Stuart M. George                        VICE PRESIDENT/EQUITY TRADER of Delaware Management Company and
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

Barry Gladstein                         VICE PRESIDENT/PORTFOLIO ANALYST of Delaware Management Company
                                        and Delaware Investment Advisers (a series of Delaware
                                        Management Business Trust)

                                        VICE PRESIDENT/EQUITY ANALYST of Delaware Capital Management (a
                                        series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Paul Grillo                             VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

                                        VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Capital Management
                                        (a series of Delaware Management Business Trust)

Brian T. Hannon                         VICE PRESIDENT/EQUITY ANALYST of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

Michael E. Hughes                       VICE PRESIDENT/SENIOR EQUITY ANALYST I of each fund in the
                                        Delaware Investments Family of Funds

Jeffrey W. Hynoski                      VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Jordan L. Irving(5)                     VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

Cynthia Isom                            VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Kenneth R. Jackson                      VICE PRESIDENT/EQUITY ANALYST of Delaware Management Company,
                                        Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust) and each fund in the Delaware
                                        Investments Family of Funds

Roseanne L. Kropp                       VICE PRESIDENT/SENIOR EQUITY ANALYST II - HIGH YIELD of each fund in the Delaware Investments Family of Funds

Nikhil G. Lalvani                       VICE PRESIDENT/SENIOR EQUITY ANALYST I of each fund in the
                                        Delaware Investments Family of Funds

Steven T. Lampe                         VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital
                                        Management (each a series of Delaware Management Business
                                        Trust) and each fund in the Delaware Investments Family of
                                        Funds

Kevin S. Lee                            VICE PRESIDENT/ASSISTANT CONTROLLER of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital
                                        Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc.,
                                        Delaware General Management, Inc., Delaware Management Company,
                                        Inc., Delaware Service Company, Inc., Delaware Distributors,
                                        Inc. Retirement Financial Services, Inc., Delaware Management
                                        Trust Company, Delaware Management Business Trust, Delaware
                                        Distributors, L.P., Lincoln National Investment Companies,
                                        Inc., LNC Administrative Services Corporation and LNC
                                        Administrative Services Corporation

Anthony A. Lombardi(6)                  VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Andrew M. McCullagh, Jr.                VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Michael S. Morris                       VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management Company
                                        and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        VICE PRESIDENT/SENIOR EQUITY ANALYST of each fund in the
                                        Delaware Investments Family of Funds

John R. Murray                          VICE PRESIDENT/SENIOR EQUITY ANALYST of Delaware Management
                                        Company (a series of Delaware Management Business Trust)

Patrick J. O'Brien                      VICE PRESIDENT/EQUITY ANALYST of each fund in the Delaware
                                        Investments Family of Funds

David P. O'Connor                       VICE PRESIDENT/ASSOCIATE GENERAL COUNSEL/ASSISTANT SECRETARY of
                                        Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Capital Management, Delaware Lincoln Cash Management
                                        (each a series of Delaware Management Business Trust), Delaware
                                        Management Holdings, Inc., DMH Corp., Delaware Investments
                                        U.S., Inc., Delaware General Management, Inc., Delaware
                                        Management Company, Inc., Delaware Service Company, Inc.,
                                        Delaware Distributors, Inc. Retirement Financial Services,
                                        Inc., Delaware Management Business Trust, Delaware
                                        Distributors, L.P., Lincoln National Investment Companies,
                                        Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

Philip O. Obazee                        VICE PRESIDENT/DERIVATIVES MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Donald G. Padilla                       VICE PRESIDENT/EQUITY ANALYST II of Delaware Management Company
                                        and Delaware Investment Advisers (each a series of Delaware
                                        Management Business Trust)

                                        VICE PRESIDENT/EQUITY ANALYST II of each fund in the Delaware
                                        Investments Family of Funds

Richard Salus                           VICE PRESIDENT/DEPUTY CONTROLLER of Delaware Management
                                        Company, Delaware Investment Advisers, Delaware Capital
                                        Management, Delaware Lincoln Cash Management (each a series of
                                        Delaware Management Business Trust), Delaware Management
                                        Holdings, Inc., DMH Corp., Delaware Investments U.S., Inc.,
                                        Delaware General Management, Inc., Delaware Management Company,
                                        Inc., Lincoln National Investment Companies, Inc., LNC
                                        Administrative Services Corporation and LNC Administrative
                                        Services Corporation

                                        VICE PRESIDENT/ASSISTANT CONTROLLER of Delaware Service
                                        Company, Inc., Delaware Distributors, Inc., Retirement
                                        Financial Services, Inc., Delaware Management Trust Company,
                                        Delaware Management Business Trust and Delaware Distributors,
                                        L.P.

Kevin C. Schildt                        VICE PRESIDENT/SENIOR MUNICIPAL CREDIT ANALYST of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                        VICE PRESIDENT/SENIOR RESEARCH ANALYST of each fund in the
                                        Delaware Investments Family of Funds

Richard D. Seidel                       VICE PRESIDENT/ASSISTANT CONTROLLER/MANAGER - PAYROLL of
                                        Delaware Management Company, Delaware Investment Advisers,
                                        Delaware Lincoln Cash Management (each a series of Delaware
                                        Management Business Trust), Delaware Investments, U.S.,
                                        Delaware General Management, Inc., Delaware Management Company,
                                        Inc., Delaware Distributors, Inc., Retirement Financial
                                        Services, Inc., Delaware Management Business Trust, Lincoln
                                        Investment Companies, Inc. and LNC Administrative Services
                                        Corporation

                                        VICE PRESIDENT/ASSISTANT TREASURER of Delaware Capital
                                        Management (a series of Delaware Management Business Trust),
                                        Delaware Management Holdings, Inc., DHM Corp., Delaware Service
                                        Company, Inc. and Delaware Distributors, L.P.

Thomas Socha                            VICE PRESIDENT/SENIOR FIXED INCOME ANALYST of each fund in the
                                        Delaware Investments Family of Funds

Brenda L. Sprigman                      VICE PRESIDENT/BUSINESS MANAGER - FIXED INCOME of Delaware
                                        Management Company and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                        POSITIONS & OFFICES WITH DELAWARE MANAGEMENT COMPANY AND ITS
NAME AND PRINCIPAL BUSINESS ADDRESS*    AFFILIATES AND OTHER POSITIONS & OFFICES HELD
-------------------------------------   ---------------------------------------------------------------
Matthew J. Stephens                     VICE PRESIDENT/SENIOR HIGH GRADE ANALYST of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

David E. Sulpizi                        VICE PRESIDENT/SENIOR FIXED INCOME ANALYST of each fund in the
                                        Delaware Investments Family of Funds

Michael T. Taggart                      VICE PRESIDENT/FACILITIES & ADMINISTRATIVE SERVICES of Delaware
                                        Management Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service
                                        Company, Inc., Delaware Distributors, Inc. and Delaware
                                        Distributors, L.P.

Matthew Todorow(7)                      VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Robert A. Vogel, Jr.(8)                 VICE PRESIDENT/SENIOR PORTFOLIO MANAGER of each fund in the
                                        Delaware Investments Family of Funds

Lori P. Wachs                           VICE PRESIDENT/PORTFOLIO MANAGER of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Laura A. Wagner                         VICE PRESIDENT/INVESTMENT ACCOUNTING of Delaware Management
                                        Company (a series of Delaware Management Business Trust),
                                        Delaware Service Company, Inc. and each fund in the Delaware
                                        Investments Family of Funds

Chris Welker                            VICE PRESIDENT/SENIOR HIGH GRADE TRADER of Delaware Management
                                        Company and Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust)

James J. Wright                         VICE PRESIDENT/SENIOR EQUITY ANALYST of Delaware Management
                                        Company, Delaware Investment Advisers (each a series of
                                        Delaware Management Business Trust) and each fund in the
                                        Delaware Investments Family of Funds

Erik E. Zipf                            VICE PRESIDENT/EQUITY ANALYST II of each fund in the Delaware
                                        Investments Family of Funds

(1)   HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.

(2)   MANAGING DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch,
      1994-2004.

(3)   MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.

(4)   CO-MANAGER, PNC Advisors, 2000-2004.

(5)   VICE PRESIDENT/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(6)   DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1998-2004.

(7) EXECUTIVE DIRECTOR/PORTFOLIO MANAGER, Morgan Stanley Investment Management, 1994-2003.

(8)   DIRECTOR/U.S. ACTIVE LARGE-CAP VALUE TEAM, Merrill Lynch, 1992-2004.

Item 27.    PRINCIPAL UNDERWRITERS.

            (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

            (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

NAME & PRINCIPAL BUSINESS ADDRESS          POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
--------------------------------------     ------------------------------------------     ----------------------------------------
Delaware Distributors, Inc.                General Partner                                None

Delaware Capital Management                Limited Partner                                None

Delaware Investment Advisers               Limited Partner                                None

Kevin J. Lucey                             President/Chief Executive Officer              None

Joseph H. Hastings                         Executive Vice President                       None

Richelle S. Maestro                        Executive Vice President/General               Executive Vice President/General
                                           Counsel/ Secretary                             Counsel/ Secretary (Chief Legal
                                                                                          Officer)

Philip N. Russo                            Executive Vice President/Chief Financial       None
                                           Officer

NAME & PRINCIPAL BUSINESS ADDRESS          POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
--------------------------------------     ------------------------------------------     ----------------------------------------
Douglas L. Anderson                        Senior Vice President/Operations               None

Michael P. Bishof                          Senior Vice President/Investment               Senior Vice President/Chief Financial
                                           Accounting                                     Officer

Thomas M. McConnell                        Senior Vice President/Senior 529 Plans         None
                                           Product Manager

Carolyn McIntyre                           Senior Vice President/Human Resources          None

Brian L. Murray, Jr.                       Senior Vice President/Chief Compliance         Senior Vice President/Chief Compliance
                                           Officer                                        Officer

Daniel J. Perullo                          Senior Vice President/Eastern Director,        None
                                           Institutional Sales

Robert E. Powers                           Senior Vice President/Senior Domestic          None
                                           Sales Manager

James L. Shields                           Senior Vice President/Chief Information        None
                                           Officer

Trevor M. Blum                             Vice President/Senior Consulting               None
                                           Relationship Manager

Elisa C. Colkitt                           Vice President/Broker Dealer Operations        None
                                           & Service Support

David F. Connor                            Vice President/Deputy General                  Vice President/Deputy General
                                           Counsel/Assistant Secretary                    Counsel/Assistant Secretary

Joel A. Ettinger                           Vice President/Taxation                        Vice President/Taxation

Susan T. Friestedt                         Vice President/Retirement Services             None

Edward M. Grant                            Vice President/Defined Contribution            None
                                           Sales Manager

Jeffrey M. Kellogg                         Vice President/Senior Product                  None
                                           Manager/Communications Manager

David P. O'Connor                          Vice President/Associate General               Vice President/Associate General
                                           Counsel/Assistant Secretary                    Counsel/Assistant Secretary


            (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

            (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

NAME & PRINCIPAL BUSINESS ADDRESS          POSITIONS & OFFICES WITH UNDERWRITER           POSITIONS & OFFICES WITH REGISTRANT
--------------------------------------     ------------------------------------------     ----------------------------------------
Westley V. Thompson                        President/Chief Executive Officer and          None
                                           Director

David M. Kittredge                         Senior Vice President and Director             None

Terrance Mullen                            Senior Vice President                          None

Donald Roberson                            Senior Vice President                          None

Margaret Skinner                           Senior Vice President                          None

Patrick J. Caulfield(1)                    Vice President/Chief Compliance Officer        None

Frederick J. Crawford(2)                   Vice President/Treasurer                       None

Daniel P. Hickey(2)                        Vice President                                 None

Rochelle Krombolz                          Vice President                                 None

William Lamoin                             Vice President                                 None

Gregory Smith                              Vice President                                 None

Michael S. Smith                           Vice President, Chief Financial Officer        None
                                           and Chief Administrative Officer

Joyce L. Byrer(3)                          Secretary                                      None

(1)   350 Church Street, Hartford, CT 06103

(2)   1500 Market Street, Philadelphia, PA 19103.

(3)   1300 Clinton Street, Fort Wayne, IN 46802

            (c)      Not Applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS. All accounts and records are maintained in Philadelphia at 2005 Market Street,
            Philadelphia, PA 19103.


Item 29.     MANAGEMENT SERVICES. None.

Item 30.     UNDERTAKINGS. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of March, 2004.

                                           DELAWARE GROUP EQUITY FUNDS V

                                           By:     /s/ JUDE T. DRISCOLL
                                              -----------------------------
                                                    Jude T. Driscoll
                                                        Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                      TITLE                                                                   DATE
---------                                      -----                                                             ---------------
JUDE T. DRISCOLL                               Chairman/President/Chief Executive Officer (Principal             March 25, 2005
------------------------------------
Jude T. Driscoll                               Executive Officer) and Trustee

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Thomas L. Bennett

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
John A. Fry

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Anthony D. Knerr

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Lucinda S. Landreth

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Ann R. Leven

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Thomas F. Madison

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
Janet L. Yeomans

                                    *          Trustee                                                           March 25, 2005
-------------------------------------
J. Richard Zecher


MICHAEL P. BISHOF                              Senior Vice President/Chief Financial Officer (Principal          March 25, 2005
---------------------------                    Accounting Officer)
Michael P. Bishof

                                           * By:      /s/ JUDE T. DRISCOLL
                                                -----------------------------
                                                      Jude T. Driscoll
                                                   as Attorney-in-Fact for
                                                each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    EXHIBITS
                                       TO
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


EXHIBIT NO.           EXHIBIT

EX-99.J               Consent of Independent Registered Public Accounting Firm

EX-99.Q               Power of Attorneys